R#261058.5
[Execution Copy]















                               OMNIBUS AGREEMENT

                            dated September 2, 1998

                                 by and among

                           FOUNTAIN POWERBOATS, INC.
                      FOUNTAIN POWERBOAT INDUSTRIES, INC.
                              FOUNTAIN POWER,INC.

                  THE LENDERS FROM TIME TO TIME PARTY HERETO

                                      and

                GENERAL ELECTRIC CAPITAL CORPORATION, AS AGENT
                               TABLE OF CONTENTS

                         (Not a part of the Agreement)



ARTICLE 1.  DEFINITIONS AND USAGE  2
     1.01.     Definitions    2
     1.02.     Use of Defined Terms     8
     1.03.     Terminology    8
     1.04.     Accounting Terms    8
     1.05.     Headings  8
     1.06.     References     8

ARTICLE 2.  THE LOANS    9
     2.01.     The GECC Loan  9
     2.02.     The Aircraft Loan   9
     2.03.     The Transamerica Loan    9
     2.04.     Prepayments    9

ARTICLE 3.  CONDITIONS   10
     3.01.     Transamerica Loan; Amendment of GECC Loan and
Aircraft Loan 10
     3.02.     General Conditions  13

ARTICLE 4.  REPRESENTATIONS AND WARRANTIES   14
     4.01.     Financial Statements     14
     4.02.     Capacity and Standing    14
     4.03.     No Violation of Other Agreements   14
     4.04.     Authority 14
     4.05.     Asset Ownership     14
     4.06.     Discharge of Liens and Taxes  15
     4.07.     Regulation U   15
     4.08.     ERISA     15
     4.09.     Litigation     15
     4.10.     Binding and Enforceable  15
     4.11.     Insolvency     15
     4.12.     Boat Titles, Etc    15

ARTICLE 5.  COVENANTS    16
     5.01.     Affirmative Covenants.   16
          (a)  Maintain Existence  16
          (b)  Maintain Records    16
          (c)  Maintain Properties 16
          (d)  Conduct of Business 16
          (e)  Maintain Insurance  16
          (f)  Comply with Laws    16
          (g)  Governmental Notices     16
          (h)  Right of Inspection 16
          (i)  Financial Reports and Other Data   17
          (j)  Knowledge of Certain Events   18
          (k)  Other Notices  18
          (l)  Further Assurances  19
          (m)  ERISA     19
          (n)  Payment of Obligations   19
          (o)  Subsidiaries   19
          (p)  Assets    19
          (q)  Encumbrance of Assets    19
     5.02.     Financial Covenants.     20
          (a)  Current Ratio  20
          (b)  Tangible Net Worth  20
          (c)  Debt to Worth  20
          (d)  Cash Flow Margin    20
          (e)  Capital Expenditures Limitation    20
     5.03.     Negative Covenants. 20
          (a)  Liens     20
          (b)  Debt 20
          (c)  Mergers   21
          (d)  Leases    21
          (e)  Dividends 21
          (f)  Guaranties     21
          (g)  Sale of Assets 22
          (h)  Transfer of Ownership    22
          (i)  Related Party Contracts  22
          (j)  Boat Titles, Etc    22

ARTICLE 6.  HAZARDOUS MATERIALS AND ENVIRONMENTAL COMPLIANCE
22
     6.01.     Investigation  22
     6.02.     Compliance     23
     6.03.     Remedial Action     23

ARTICLE 7.  COLLATERAL; INTERCREDITOR PROVISIONS  23
     7.01.     Collateral.    23
     7.02.     Transfer of Secured Party's Interest    23
     7.03.     Sharing of Collateral.   23
     7.04.     Collateral Held for Benefit of Lenders. 24
     7.05.     Sharing of Recoveries.   24
     7.06.     Consents  24
     7.07.     Modifications to Existing Security Agreements
25

ARTICLE 8.  DEFAULT 26
     8.01.     Events of Default   26
     8.02.     Remedies  28
     8.03.     Notice of Default   29
     8.04.     Realization on Collateral     29

ARTICLE 9.  THE AGENT    29
     9.01.     Appointment, Powers and Immunities 29
     9.02.     Reliance by Agent   30
     9.03.     Defaults  30
     9.04.     Rights of Agent as a Lender   30
     9.05.     Indemnification     31
     9.06.     CONSEQUENTIAL DAMAGES    31
     9.07.     Payee of Note Treated as Owner     31
     9.08.     Non-Reliance on Agent and Other Lenders 32
     9.09.     Failure to Act 32
     9.10.     Resignation or Removal of Agent    32

ARTICLE 10.  MISCELLANEOUS    33
     10.01.    Notices   33
     10.02.    No Waivers     33
     10.03.    Expenses; Documentary Taxes; Indemnification 33
     10.04.    Amendments and Waivers   34
     10.05.    Successors and Assigns   35
     10.06.    Obligations Several 36
     10.07.    Making Required Payments 37
     10.08.    Existing Guaranty   37
     10.09.    Omnibus Agreement Controls    37
     10.10.    No Novation    37
     10.11.    North Carolina Law  38
     10.12.    Severability   38
     10.13.    Interpretation 38
     10.14.    Consent to Jurisdiction  38
     10.15.    Arbitration    39
     10.16.    Proceedings Against Collateral     39
     10.17.    No Setoff 39
     10.18.    Reproduction of Documents     40
     10.19.    Inconsistency of Covenants    40
     10.20.    Counterparts   40



                            SCHEDULES AND EXHIBITS

SCHEDULE 4.05  Assets of Present Subsidiary
SCHEDULE 4.09  Litigation
SCHEDULE 6.01  Hazardous Materials
SCHEDULE 7.07  Existing Security Agreement Terms

EXHIBIT A           Amended GECC Note
EXHIBIT B           Amended Aircraft Note
EXHIBIT C           Transamerica Note
EXHIBIT D           Deed of Trust Amendment
EXHIBIT E           Assignment of Rents Amendment
EXHIBIT F           Aircraft Mortgage Amendment
EXHIBIT G           Assignment of Existing Collateral Assignment
EXHIBIT H           New Collateral Assignment
EXHIBIT I           Corporate Guaranty
EXHIBIT J           Parent Security Agreement
EXHIBIT K           Life Insurance Assignment
EXHIBIT L           Subordination Agreement
EXHIBIT M           Parent Collateral Assignment
EXHIBIT N           Power Collateral Assignment
EXHIBIT O           Form of Legal Opinion
                               OMNIBUS AGREEMENT

     THIS OMNIBUS AGREEMENT (this "Agreement") is made as of
September 2, 1998,
by and among:

     FOUNTAIN POWERBOATS, INC., a corporation duly organized and existing under the laws of the State of North Carolina (hereinafter referred to as
     "Borrower"), FOUNTAIN POWERBOAT INDUSTRIES, INC., a Nevada corporation
     (the "Parent Corporation"), and FOUNTAIN POWER, INC., a
North Carolina
     corporation ("Power" or the "Present Subsidiary"; the Parent
Corporation,
     the Present Subsidiary, any other present or future
"Consolidated
     Subsidiaries" {as such term is hereinafter defined} of the Parent
     Corporation, and the Borrower are sometimes hereinafter referred to collectively as the "Fountain Corporations" and each as a "Fountain
     Corporation");

     GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of New York (hereinafter referred to as "GECC");

     TRANSAMERICA BUSINESS CREDIT CORPORATION, a corporation organized and existing under the laws of Delaware (hereinafter referred to as
     "Transamerica"; Transamerica and GECC are referred to herein collectively as the "Lenders" and individually as a "Lender"); and

     GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing under the laws of New York, not individually but in its capacity as agent
     (in such capacity, the "Agent") for itself and the other
Lenders.

                                  BACKGROUND:

     A. The Borrower, the Parent Corporation, Power, certain formerly existing subsidiaries of the Borrower and GECC have heretofore entered into a
Loan Agreement, dated December 31, 1996, pursuant to which GECC loaned to the
Borrower the principal sum of $10,000,000 (the "GECC Loan") as evidenced by the
Borrower's promissory note in said principal amount payable to the order of
GECC and dated December 31, 1996 (the "Existing GECC Note").

     B. The Borrower, the Parent Corporation and Power have requested that
GECC make an additional $4,000,000 loan to the Borrower. GECC has declined to do so. However, Transamerica has agreed to make a loan in such amount to the
Borrower (the "Transamerica Loan"), subject to the terms and conditions of this
Agreement.

     C. The parties desire to provide that the collateral currently securing the GECC Loan and the Aircraft Loan (as hereinafter defined) shall ratably secure the GECC Loan, the Aircraft Loan and the Transamerica Loan (collectively, the "Loans") and that GECC shall hold all such collateral not solely for its own account but, acting as Agent, for the account of the
Lenders. The parties also wish to provide that the Loans shall be subject to and governed by the terms of this Agreement. Finally, the parties wish to (1) make certain amendments to the certain instruments and agreements heretofore executed in connection with the Aircraft Loan and the GECC Loan and (2), make certain amendments to the various instruments and agreements now securing the
GECC Loan and the Aircraft Loan, in order to provide for the sharing of collateral by the Lenders through the Agent and to provide for certain additional collateral to secure the Loans.

     D. In addition to the foregoing, the Borrower and GECC wish to provide for certain changes to the Existing GECC Note and the Existing
Aircraft Note
(as hereinafter defined).

     NOW, THEREFORE, in consideration of the premises and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                     1.   ARTICLE   DEFINITIONS AND USAGE

1.1. Definitions . In addition to the terms heretofore defined, the terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein (terms used in the singular to have the corresponding meanings when used in the plural, and vice versa):

     "Affiliate" means any entity which directly or indirectly controls, is controlled by, or is under common control with, the Parent Corporation or any of its subsidiaries. For purposes of this definition, "control" shall mean the possession, directly or indirectly, of the power to (i) vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) direct or cause the direction of management and policies of a business, whether through the ownership of voting securities, by contract or otherwise and either alone or in conjunction with others or any group.

     "Aircraft Loan Assumption Agreement" means that Transfer and
Assumption
Agreement, dated October 1, 1997, by and among RMF, the Borrower and GECC.

     "Aircraft Loan" means the loan in the principal amount of
$1,067,810.66
made by GECC to RMF on July 11, 1996, as evidenced by the Existing Aircraft
Note, the liability for which loan the Borrower assumed (and from which liability RMF was released) pursuant to the Aircraft Loan
Assumption Agreement.

     "Aircraft Mortgage" means that Aircraft Chattel Mortgage, dated as of July
11, 1996, by and between GECC as mortgagee and RMF, as mortgagor, as the same has been amended on the date hereof by the Aircraft Mortgage Amendment and as the same may be further amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time. Said Aircraft
Chattel Mortgage, the aircraft and other property encumbered thereby and the indebtedness secured thereby were transferred by said RMF to the Borrower pursuant to the Aircraft Loan Assumption Agreement.

     "Aircraft Mortgage Amendment" has the meaning assigned to such term in
Section 3.01.(g).

     "Amended Aircraft Note" means the promissory note of the Borrower provided for by Section 2.02 to evidence the Aircraft Loan, and all promissory notes delivered in substitution or exchange therefor, in each case as the same may be modified, amended, supplemented, restated, extended, consolidated, renewed or replaced and in effect from time to time.
     "Amended GECC Note" means the promissory note of the Borrower provided for by Section 2.01 to evidence the GECC Loan, and all promissory notes delivered in substitution or exchange therefor, in each case as the same may be modified, amended, supplemented, restated, extended, consolidated, renewed or replaced and in effect from time to time.

     "Assignment of Existing Collateral Assignment" has the meaning assigned to such term in Section 3.01(h).

     "Assignment of Rents" means the Assignment of Rents and Leases, dated
December 31, 1996, between the Borrower and GECC, recorded in the Registry in
Book 1063, Page 372, as amended on the date hereof pursuant to the Assignment of Rents Amendment and as the same may be further amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time.

     "Assignment of Rents Amendment" has the meaning assigned to such term in
Section 3.01(f).

     "Borrower Security Agreement" means that Master Security
Agreement, dated
December 31, 1996, between the Borrower and GECC, as modified by this Agreement and as the same may be further amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time.

     "Business Day" means and includes any calendar day other than a Saturday, a Sunday or a day on which all commercial banks in the City of New York, New
York, are required or authorized to be closed.

     "Collateral" means any and all assets of the respective
Fountain
Corporations now or at any time hereafter encumbered by the lien of any
Security Document.

     "Consolidated Current Assets" and "Consolidated Current
Liabilities" mean,
at any time, all assets or liabilities, respectively, of the Parent Corporation and its Consolidated Subsidiaries that, in accordance with GAAP, should be classified as current assets or current liabilities, respectively, on a consolidated balance sheet of the Parent Corporation.

     "Consolidated Liabilities" means the sum of (i) all liabilities that, in accordance with GAAP, should be classified as liabilities on a consolidated balance sheet of Parent Corporation, and (ii) to the extent not included in clause (i) of this definition, all redeemable preferred stock.

     "Consolidated Subsidiary" means at any date any Subsidiary or any other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Parent Corporation in its consolidated financial statements as of such date.

     "Consolidated Tangible Net Worth" means, at any time, stockholders' equity, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Parent Corporation, prepared in accordance with GAAP, of

          (A) any surplus resulting from any write-up of assets
     subsequent to June 30, 1996;

          (B)       all assets which would be treated as
intangible assets for
     balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense.

          (C) to the extent not included in (B) of this definition, any, amount at which shares of capital stock of the Parent
Corporation appear
     as an asset on the consolidated balance sheet of the Parent
Corporation;

          (D) loans or advances to stockholders, directors, officers or employees; and

          (E) to the extent not included in (B) of this definition,
     deferred expenses.

     "Corporate Guaranty" means the guaranty agreement provided for by Section
3.01(j), executed by the Parent Corporation and the Present
Subsidiary to and
in favor of the Agent and the Lenders, as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time.

     "Debt" of any Person means at any date, without duplication,
(i) all
obligations of such Person for borrowed money, (ii) all obligations of such
Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other
Person in respect of amounts payable under a banker's acceptance,
(vi) all
redeemable preferred stock of such Person (in the event such Person is a corporation), (vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person.

     "Deed of Trust" means that Deed of Trust, Assignment of Rents and Security
Agreement, dated December 31, 1996, by and among the Borrower, William C.
Matthews as trustee and GECC as Beneficiary, recorded in the Registry at Book
1063, Page 337, as amended on the date hereof pursuant to the Deed of Trust
Amendment and as the same may be further amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time.

     "Deed of Trust Amendment" has the meaning assigned to such term in Section
3.01(e).

     "Default" means any act, event, condition, occurrence or circumstance that constitutes an Event of Default or that, with the giving of notice or lapse of time or both, would become an Event of Default unless cured or waived in writing.

     "Default Rate" means, at any time, the lesser of 18% per annum or the highest rate not prohibited by applicable law.

     "Dividends" means for any period the sum of all dividends paid or declared during such period in respect to any capital stock and redeemable preferred stock (other than dividends paid or payable in the form of additional capital stock).

     "Environmental Laws" means all federal and state laws, rules and regulations which affect or may affect any real property, including without limitation the Comprehensive Environmental Response Compensation and Liability
Act (42 U.S.C. Section 9601 et seq.), the Resource Conservation and Recovery
Act (42 U.S.C. Section 6901 et seq.),  the Federal Water
Pollution Control Act
(33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C.
Section 7401 et
seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the
North Carolina Sedimentation Pollution Control Act (N.C.G.S.
Section 113A-5 et
seq.), the North Carolina Hazardous Chemicals Right to Know Act
(N.C.G.S.
Section 95-173 et seq.), the North Carolina Oil Pollution and
Hazardous
Substances Control Act (N.C.G.S. Section 143-215.75 et seq.), the
North
Carolina Solid Waste Management Act (N.C.G.S. Section 130A-290 et seq.), and the North Carolina Coastal Area Management Act (N.C.G.S. Section 113A-100 et
seq.), as such laws, rules or regulations have been amended or may be amended.

     "ERISA" has the meaning set forth in Section 4.08.

     "Event of Default" has the meaning set forth in Section
8.01.

     "Existing Aircraft Note" means the promissory note, dated
July 11, 1996,
executed by RMF and made payable to the order of GECC in the original principal amount of $1,067,810.66 (the liability for and indebtedness under which were assumed by the Borrower, and from which liability and indebtedness said RMF was released, pursuant to the Aircraft Loan Assumption Agreement).

     "Existing Collateral Assignment" means the Collateral
Assignment of
Security Interest in Patents, Trademarks and Related
Applications, dated
December 31, 1996, between the Borrower and GECC, as assigned and amended on the date hereof pursuant to Assignment of Existing Collateral
Assignment and as
the same may be further amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time.

     "Existing Guaranty" means that Corporate Guaranty, dated
December 31,
1996, by and from the Parent Corporation, the Present Subsidiary, Fountain
Aviation, Inc., Fountain Sportswear, Inc., Fountain Trucking,
Inc., and
Fountain Unlimited, Inc. to and in favor of GECC.

          "Existing Security Agreements" means the Borrower
Security Agreement
and the Power Security Agreement.

          "GAAP" means generally accepted accounting principles, applied on a consistent basis.

          "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such
Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or
(ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Hazardous Materials" means and includes any hazardous, toxic or dangerous waste, substance or material (including without limitation any materials containing asbestos) defined as such in (or for purposes of) any
Environmental Laws.

          "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Parent Corporation or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Life Insurance Assignment" has the meaning set forth in Section
3.01(l).

          "Loan Documents" means this Agreement, the Notes, the Corporate
Guaranty, the Existing Guaranty, the Subordination Agreement, the
Security
Documents and any and all other instruments at any time evidencing, securing, guarantying or governing the terms of the Loans, or any of them, all as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time.

          "Monthly Assets Report" has the meaning set forth in Section
5.01(i)(vi).

          "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

          "New Collateral Assignment" has the meaning assigned to such term in
Section 3.01(i).

          "Notes" means the Amended GECC Note, the Amended
Aircraft Note and
the Transamerica Note.

          "Obligations" means all indebtedness, obligations and liabilities of the Borrower or any other Fountain Corporation to any or all of the Lenders and/or the Agent evidenced by the Notes or otherwise arising under this
Agreement or any other Loan Document, whether any such indebtedness, obligations and liabilities (a) exist on the date of this Agreement or arise thereafter, (b) is direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured (and including, without limitation, including interest accruing after the filing of any bankruptcy or similar petition), or (c) arise by contract, operation of law or otherwise.

          "Parent Security Agreement" has the meaning assigned to such term in
Section 3.01(k).
          "Parent Collateral Assignment" has the meaning assigned to such term in Section 3.01(n).

          "Person" means an individual, a corporation, a partnership (including without limitation, a joint venture), a limited liability company, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

          "Power Collateral Assignment" has the meaning assigned to such term in Section 3.01(o).

          "Power Security Agreement" means that Master Security Agreement, dated January 31, 1997, between Power and GECC, as modified by this Agreement and as the same may be further amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time.

          "Registry" means the Office of the Register of Deeds of Beaufort
County, North Carolina.

          "Related Party" has the meaning given to such term in the Internal
Revenue Code of 1986, as amended.

          "Required Lenders" means at any time Lenders holding at least 66 2/3%
of the aggregate outstanding principal amount of the Notes.

          "RMF" means Reginald M. Fountain, Jr., a resident of
Beaufort County,
North Carolina.

          "Security Documents" means this Agreement, the Existing
Security
Agreements, the Parent Security Agreement, the Aircraft Mortgage, the Deed of
Trust, the Assignment of Rents, the Life Insurance Assignment, the Existing
Collateral Assignment, the New Collateral Assignment, the Parent
Collateral
Assignment, the Power Collateral Assignment, and any and all other instruments and agreements now or at any time hereafter securing any or all of the Loans, all as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time.

          "Subordination Agreement" means the subordination agreement provided for by Section 3.01(m), executed by RMF, the Borrower, the Parent Corporation and the Present Subsidiary to and in favor of the Lenders, as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time.

          "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Parent
Corporation.

          "Transamerica Note" means the promissory note of the Borrower provided for by Section 2.03 and all promissory notes delivered in substitution or exchange therefor, in each case as the same may be modified, amended, supplemented, restated, extended, consolidated, renewed or replaced and in effect from time to time.

1.2. Use of Defined Terms . All terms defined in this Agreement shall have the same meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall otherwise require.
1.3.
1.4. Terminology . Except as otherwise expressly provided in this
Agreement: all personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and the plural shall include the singular;
the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the Schedules hereto, if any, that are a part hereof, and not to any particular Section, Article, paragraph or other subdivision; "or" is not exclusive; and the words "include,"
"includes" and "including" are not limiting.
1.5.
1.6. Accounting Terms . Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Parent Corporation's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Parent
Corporation delivered to the Lender, unless with respect to any such change concurred in by the Parent Corporation's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this
Agreement or any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Lenders shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made.
1.7.
1.8. Headings . Article, Section and other headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
1.9.
1.10. References . Except as otherwise expressly provided in this
Agreement:
1.11.
     (a) a reference to an Article, Section, paragraph or other subdivision, or to a Schedule or an Exhibit, is a reference to an Article, Section, paragraph or other subdivision of, or to a Schedule or an Exhibit to, this
     Agreement;

     (a) a reference to any agreement or other contract includes past and future permitted supplements, amendments, modifications and restatements thereto or thereof;

     (a) a reference to any law includes any amendment or modification to such law, any replacement or successor law or laws and any rules and regulations promulgated under such law or any replacement or successor law or laws;

     (a) a reference to a particular provision of any law, rule or regulation includes any successor provision or provisions;

     (a) a reference to the time of day is to the time of day in the city in which the Agent's office is located;
     (b) a reference to a Person includes its permitted successors and assigns;

     (a) any right may be exercised at any time and from time to time; and

     (a) except as otherwise expressly provided therein, all obligations under any agreement or other contract are continuing obligations throughout the term of such agreement or contract.

                           1.   ARTICLE   THE LOANS

1.1. The GECC Loan . Subject to the terms and conditions set forth herein, henceforth the GECC Loan shall be evidenced by a single separate promissory note of the Borrower, payable to the order of GECC in a principal amount equal to the current outstanding principal balance of the GECC Loan.
Such note shall be dated the date hereof and shall be substantially in the form attached as Exhibit A and otherwise duly completed. Such note shall evidence the same indebtedness as heretofore evidenced by the Existing GECC Note and shall be secured, ratably with the Amended Aircraft Note and the Transamerica
Note, by all of the Collateral (including, without limitation, the collateral securing the Existing GECC Note and the Existing Aircraft Note). The GECC Loan shall be repaid as set forth in such note and shall bear interest as set forth therein, payable as set forth therein.

1.1.      The Aircraft Loan .  Subject to the terms and
conditions set forth
herein, henceforth the Aircraft Loan shall be evidenced by a single separate
promissory note of the Borrower, payable to the order of GECC in a principal
amount equal to the current outstanding principal balance of the
Aircraft Loan.
Such note shall be dated the date hereof and shall be
substantially in the form
attached as Exhibit B and otherwise duly completed.  Such note shall evidence
the same indebtedness as heretofore evidenced by the Existing
Aircraft Note and
shall be secured, ratably with the Amended GECC Note and the
Transamerica Note,
by all of the Collateral (including, without limitation, the collateral
securing the Existing GECC Note and the Existing Aircraft Note).
The Aircraft
Loan shall be repaid as set forth in such note and shall bear interest as set
forth therein, payable as set forth therein.
1.2.
1.3.      The Transamerica Loan .  Transamerica agrees, on the
terms and
conditions set forth herein, to make the Transamerica Loan to the
Borrower in
the principal amount of $4,000,000.  The Transamerica Loan shall be evidenced
by a single separate promissory note of the Borrower, payable to the order of
Transamerica in the principal amount of $4,000,000.  Such note shall be dated
the date hereof and shall be substantially in the form attached as Exhibit C
and otherwise duly completed.  Such note shall be secured,
ratably with the
Amended GECC Note and the Amended Aircraft Note, by all of the
Collateral
(including, without limitation, the collateral securing the
Existing GECC Note
and the Existing Aircraft Note).  The Transamerica Loan shall be repaid as set
forth in such note and shall bear interest as set forth therein, payable as set
forth therein.
1.4.
1.5.      Prepayments .
1.6.
1.7.      (a)  Partial prepayment of the Notes, or any of them is
hereby
expressly prohibited.  No prepayment in full of any Note may be made except as
hereinafter provided in this Section and further provided in the
Notes.
1.8.
1.9.      (b)  Subject to paragraph (c) of this Section, the
Borrower shall
have the right, on the first Business Day of any month, to prepay the
outstanding principal of all (but not less than all) of the Notes in full by
paying with such prepayment to each Lender with respect to each of its Notes a
lump sum prepayment charge or premium, if any, expressly required by the terms
of such Note.
1.10.
1.11.          (c)  Notwithstanding anything to the contrary in
this
Section 2.04, no prepayment may be made except after not more than sixty (60),
nor less than thirty (30), days' prior written notice, delivered to the Agent
and each of the Lenders, specifying the prepayment date and that such
prepayment is being made pursuant to Section 2.04(b) of this
Agreement.  Any
such notice shall be irrevocable.  The Borrower shall pay with such prepayment
all accrued and unpaid interest on the principal of the Notes to the date of
such prepayment and any and all other Obligations, including, without
limitation, if and to the extent expressly required by the terms of any Note,
the applicable prepayment premium due in connection with such prepayment.
Notwithstanding anything to the contrary set forth in any Note or any other
Loan Document, on the date for prepayment specified in such
notice of
prepayment, the entire principal of, premium, if any, and
interest on each of
the Notes, and any and all other Obligations then outstanding, shall be and
become due and payable in full.
1.12.
1.13.
                           2.   ARTICLE   CONDITIONS

1.1. Transamerica Loan; Amendment of GECC Loan and Aircraft Loan . The obligation of Transamerica to make and fund the Transamerica Loan and of GECC to amend the terms of the GECC Loan and the Aircraft Loan is subject to the satisfaction of the conditions set forth in Section 3.02 and the condition that the Agent shall have received each of the following items in form and substance satisfactory to the Lenders and their counsel:

     (a) a duly executed counterpart of this Agreement signed by the Borrower;

     (a) the Amended GECC Note duly executed by the Borrower, dated the date hereof and complying with the provisions of Section 2.01;

     (a) the Amended Aircraft Note, duly executed by the Borrower, dated the date hereof and complying with the provisions of Section
2.02;

     (a) the Transamerica Note, duly executed by the Borrower, dated the date hereof and complying with the provisions of Section 2.03;

     (a) a First Amendment to Deed of Trust in the form attached hereto as
     Exhibit D, dated the date hereof and duly executed and acknowledged by the
     Borrower and duly recorded in the Registry (the"Deed of Trust Amendment");

     (a)       a First Amendment to Assignment of Rents and
Leases in the form
     attached hereto as Exhibit E, dated the date hereof and duly executed and acknowledged by the Borrower and duly recorded in the Registry (the "Assignment of Rents Amendment");

     (a) a First Amendment to Aircraft Chattel Mortgage in the form attached hereto as Exhibit F, duly executed by the Borrower and the Agent and duly filed with the Federal Aviation Administration (the "Aircraft
Mortgage Amendment");

     (a)       an Assignment of Collateral Assignment of Security
Interest in
     Patents, Trademarks and Related Applications in the form attached hereto as
     Exhibit G, duly executed by the Borrower and the Agent and duly filed in the
     United States Patent and Trademark Office (the "Assignment of Existing
     Collateral Assignment");

     (a)       a Collateral Assignment of Security Interest in
Patents, Trademarks
     and Related Applications in the form attached hereto as Exhibit H, duly executed by the Borrower and duly filed in the United States
Patent and
     Trademark Office (the "New Collateral Assignment");

     (a) a guaranty agreement in the form attached hereto as Exhibit I, duly executed by the Parent and the Present Subsidiary (the
"Corporate Guaranty");

     (a) a security agreement in the form attached hereto as Exhibit J, duly executed by the Parent Corporation (the "Parent Security
Agreement");

     (a) an Assignment of Life Insurance Policy on the life of RMF in the amount of $1,000,000.00, which instrument shall be substantially in the form attached hereto as Exhibit K (the "Life Insurance
Assignment");

     (a) a subordination agreement substantially in the form attached hereto as Exhibit L, duly executed by RMF, the Borrower, the Parent
Corporation and
     the Present Subsidiary (the "Subordination Agreement");

     (a)       a Collateral Assignment of Security Interest in
Patents, Trademarks
     and Related Applications in the form attached hereto as Exhibit M, duly executed by the Parent Corporation and duly filed in the United States Patent and Trademark Office (the "Parent Collateral Assignment");

     (a)       a Collateral Assignment of Security Interest in
Patents, Trademarks
     and Related Applications in the form attached hereto as Exhibit N, duly executed by the Present Subsidiary and duly filed in the United States Patent and Trademark Office (the "Power Collateral Assignment");

     (a) the legal opinion of Ward and Smith, P.A., counsel for the Borrower, dated the date hereof, substantially in the form of Exhibit
O hereto and
     covering such additional matters relating to the transactions contemplated hereby as the Lenders may reasonably request;

     (a) an endorsement to the mortgagee title insurance policy no.
     96J31510-M, issued by Fidelity National Title Insurance
Company of Pennsylvania
     to GECC in connection with the initial recordation of the Deed of Trust (the
     "Title Policy"), which shall:

               (i) increase the amount of coverage thereunder to $14,153,525.52,

               (ii) insure the lien of the Deed of Trust, as amended by the
          Deed of Trust Amendment, as a first priority lien with respect to all of the real property (including fixtures) covered thereby, including, without limitation, the additional real property made subject to the lien of the Deed of Trust by the Deed of Trust
Amendment (the "New
          Real Property"),

               (iii)     insure that the lien of the Deed of
Trust, as so
          amended, is in favor of the Agent for the ratable benefit of the
          Lenders, to secure up to $14,153,525.52 in respect of the aggregate principal amount of, and the maximum aggregate prepayment premium on, all of the Notes, and

               (iv) bring the effective date of coverage of the Title Policy forward to the date the Deed of Trust Amendment is recorded and contain no exceptions to coverage except those satisfactory to the
          Lenders;

     (a) either (i) evidence satisfactory to the Lenders and their counsel that the New Real Property is not located within a 100-year flood zone or (ii)
     flood insurance satisfactory to the Agent;

     (a) UCC Financing Statements (UCC-1) duly filed in all jurisdictions necessary, or in the opinion of the Agent desirable, to perfect the security interests granted in the Security Documents, results of searches for all previously filed financing statements, currently effective and on record as of the date for which filing information is most recently available, for the
     Borrower and Power and any predecessors in title for the five-year period predating the date of this Agreement from all relevant jurisdictions indicating that no security interest has previously been granted in any of the Collateral described in the Security Documents unless prior approval has been given by the
     Required Lenders;

     (a) to the extent required by the Lenders, statements of termination with respect to UCC Financing Statements of record filed in favor
Persons other than
     GECC or the Agent;

     (a) evidence satisfactory to the Lenders that all insurance coverage required by any Security Document is in full force and satisfies all of the requirements of such Security Document;

     (a) a copy of the Articles of Incorporation of the Borrower, the Parent
     Corporation and Power, each certified by the Secretary of State of the state of such Fountain Corporation's incorporation each dated not more than sixty (60)
     days prior to the date hereof;

     (a) a certificate as to the existence in good standing of the Borrower, the Parent Corporation and Power, each dated not more than sixty (60) days prior to the date hereof and issued by the Secretary of State of the state of each such Fountain Corporation's incorporation;

     (a) the following items with respect to each of the Borrower, the Parent
     Corporation and Power, each certified by the Secretary or an Assistant
     Secretary of such Fountain Corporation on the date hereof:

               (i)  a copy of its Bylaws,

               (ii) a copy of the action taken by its Board of Directors
          authorizing its execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and the consummation of the other transactions contemplated hereby and thereby, and

               (iii)     true signatures of its officer or
officers authorized
          to execute and deliver this Agreement and the other
Loan Documents to
          which it is a party;

     (a) the unpaid balance, if any, of those fees due to GECC under the terms of that letter agreement between GECC and the Borrower dated
April 24, 1998;
     and

     (a) such other requirements, agreements, certificates, instruments, opinions and other documents and materials as the Lenders may reasonably request.

1.1. General Conditions . The obligation of GECC to modify the terms of the GECC Loan and the Aircraft Loan and of Transamerica to make the
Transamerica Loan is subject to the satisfaction of the additional following conditions:
1.2.
          (a) the fact that no Default shall have occurred and be continuing or, after giving effect to any such transaction, will result therefrom;

          (b) the fact that the representations and warranties of the
     Borrower, the Parent Corporation and the Present Subsidiary contained in
     Article 4 shall be true and correct on the date hereof; and

          (c) that on the date hereof, the Lenders shall have received a certificate of a principal financial officer of each Fountain Corporation, dated on each such date, to the effect that (i) the representations and warranties made by the Borrower, the Parent Corporation and the Present
     Subsidiary in Article 4 are true and complete on and as of each such date,
     (ii) no Default or Event of Default exists such date, and no act, event, condition or circumstance has occurred or exists which would result in the occurrence or existence of a Default or an Event of Default,
(iii) except
     to the extent such performance or compliance has been expressly waived by the Lenders in writing, the Borrower, the Parent Corporation and the
     Present Subsidiary have performed and complied with all the terms and conditions of this Agreement required to be performed or complied with by them prior to such date as a condition to the funding of the Loan to be made on such date, and (iv) there has not occurred any material adverse change in the consolidated financial condition of the Parent
Corporation
     and its Consolidated Subsidiaries from the consolidated financial condition of the Parent Corporation and its Consolidated
Subsidiaries as
     shown by the financial statements most recently delivered to the Lenders, nor has there occurred, since the date of any Lender's written commitment on the basis of which the parties have entered into or become a party to this Agreement, (A) any material adverse change in the business, results of operations or prospects of the Parent Corporation and its Consolidated
     Subsidiaries, considered as a whole, or in the condition of the principal industry in which the Parent Corporation and its Consolidated Subsidiaries
     are engaged, or (B) a material change in the Borrower's management personnel.


                 1.   ARTICLE   REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders to enter into this Agreement and to make or
( in the case of GECC) modify the terms of its Loans, each of the Fountain
Corporations represents and warrants to the Lenders (which representations and warranties shall survive the delivery of this Agreement and the other Loan
Documents and the funding of the Loans) as follows:

1.1.      Financial Statements .  The balance sheet of the Parent
Corporation
and its Consolidated Subsidiaries and the related Statements of
Income and
Retained Earnings of the Parent Corporation and its Consolidated
Subsidiaries,
the accompanying footnotes together with the accountant's opinion thereon, and
all other financial information previously furnished to the
Lenders, are true
and correct and fairly reflect the financial condition of the
Parent
Corporation  and its Consolidated Subsidiaries as of the dates thereof,
including all contingent liability of every type, and the
financial condition
of the Parent Corporation and its Consolidated Subsidiaries as
stated therein
has not changed materially and adversely since the dates thereof.
1.2.
1.3.      Capacity and Standing .  Each Fountain Corporation is
duly organized
and validly existing under the laws of the state in which it is incorporated,
is duly qualified and in good standing in every other state in which the nature
of its business shall require such qualification and where the failure to
qualify would have a material adverse effect, and it is duly authorized by its
board of directors to make and perform its respective obligations under this
Agreement and each of the other Loan Documents to which it is a party.
1.4.
1.5.      No Violation of Other Agreements .  The execution by
each Fountain
Corporation of any of the Loan Documents, and other performance by each
Fountain Corporation thereunder will not violate any provision of its
certificate of incorporation or bylaws (as amended), or of any law, other
agreement, indenture, note, or other instrument binding upon such
Fountain
Corporation, or create any lien, charge or encumbrances on any of the
Collateral (except for the liens arising under the Security
Documents), or give
cause for the acceleration of any of the obligations of any
Fountain
Corporation.
1.6.
1.7.      Authority .  All authority from and approval by any
governmental
body, commission, or agency, whether federal, state, or local necessary to the
making, validity, or enforceability of this Agreement and each of the other
Loan Documents has been obtained.
1.8.
1.9.      Asset Ownership .  The Fountain Corporations have good
and marketable
title to all of the properties and assets reflected on the
balance sheets and
financial statements of the Parent Corporation and its
Consolidated
Subsidiaries supplied to the Lenders, and all such properties and assets are
free and clear of mortgages, deeds of trust, pledges, liens, and all other
encumbrances except as otherwise disclosed by such financial statements.  The
only asset held by the Parent Corporation is the stock of the
Borrower.  The
only Subsidiaries of the Parent Corporation are the Borrower and
the Present
Subsidiary.  The Present Subsidiary owns no Receivables (as
defined in the
Existing Security Agreements), Inventory (as defined in the
Existing Security
Agreements) or Tangible Personal Property (as defined in the
Existing Security
Agreements) in its own name except as disclosed in Schedule 4.05 attached
hereto.  All of the Receivables and Inventory disclosed in the
Parent
Corporation's financial statements are owned by the Borrower except for those
described in Schedule 4.05.
1.10.
1.11.          Discharge of Liens and Taxes .  Each Fountain
Corporation has
filed, paid, and or discharged all taxes or other claims which may become a
lien on its properties or assets, excepting to the extent that such items are
being appropriately contested in good faith and for which an adequate reserve
for the payment thereof is being maintained.
1.12.
1.13.          Regulation U .  None of the proceeds of any of the
Loans has
been or shall be used directly or indirectly for the purpose of purchasing or
carrying any stock in violation of any of the provisions of
Regulation U of the
Board of Governors of the Federal Reserve System.
1.14.
1.15.          ERISA .  Each employee benefit plan, as defined by
the Employee
Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by any
Fountain Corporation meets, as of the date hereof, the minimum funding
standards of ERISA, all applicable requirements of ERISA and of the Internal
Revenue Code of 1986, as amended, and no "Reportable Event" nor
"Prohibited
Transaction" (as defined by ERISA) has occurred with respect to any such plan.
1.16.
1.17.          Litigation .  Except as disclosed in Schedule 4.09
attached
hereto, there is no pending or threatened action or proceeding against or
affecting the Fountain Corporations before any court, commission, governmental
agency, whether state or federal, or arbitration which may
materially adversely
affect such party's financial condition, operations, properties, or business or
the ability of such party to perform its obligations under the
Loan Documents.
1.18.
1.19.          Binding and Enforceable .  Each of the Loan
Documents, when
executed, shall constitute a valid, legal and binding obligation of each
Fountain Corporation party thereto, enforceable against each such
Fountain
Corporation in accordance with its terms, except as may be
limited by
bankruptcy, insolvency, moratorium, or similar laws affecting creditors' rights
generally.
1.20.
1.21.          Insolvency .  After giving effect to the execution
and delivery
of the Loan Documents and the making of the Loans under this
Agreement, none of
the Fountain Corporations  will be "insolvent," as defined in
101 of Title 11
of the United States Code or Section 2 of the Uniform Fraudulent
Transfer Act,
or any other applicable state law pertaining to fraudulent
transfers, as each
may be amended from time to time, or be unable to pay its debts generally as
such debts become due, or have an unreasonably small capital to engage in any
business or transaction, whether current or contemplated.
1.22.
1.23.          Boat Titles, Etc .  No boat or vessel owned by any
Fountain
Corporation, including without limitation  any boat used for racing,
demonstration, advertising or promotional purposes, has been documented as a
flag vessel of the United States or any other jurisdiction, nor has any
application been filed to so document any such boat or vessel.
No title or
certificate of title has been issued, nor has application been made for the
issuance of any title or certificate of title, for any such boat or vessel
pursuant to the North Carolina Watercraft Titling Act, N.C.G.S.
75A-32 et
seq., or any similar law of any jurisdiction.
1.24.
                           2.   ARTICLE   COVENANTS

1.1.      Affirmative Covenants.   Each of the Fountain
Corporations covenants
and agrees that from the date hereof until payment in full and performance of all of the Obligations, it will:
1.2.
          (a) Maintain Existence . Preserve and maintain its existence and good standing in its state of organization, and qualify and remain qualified as a foreign corporation, in each jurisdiction in which such qualification is required and where the failure to qualify would have a material adverse effect on such Fountain Corporation. The foregoing covenant shall not preclude mergers permitted under Section
5.03(c) and
     shall not preclude the dissolution of a corporation owning no assets or whose assets would vest, as a result of such dissolution, in the Borrower.

          (b) Maintain Records . Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP, consistently applied, reflecting all financial transactions of Fountain
     Corporations.

          (c) Maintain Properties . Maintain, keep and preserve all of its properties (tangible and intangible) necessary or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (d) Conduct of Business . Continue to engage in an efficient, prudent, and economical manner in a business of the same general type as now conducted.

          (e) Maintain Insurance . Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business, which insurance may provide for a reasonable deductible. The Agent shall be named as loss payee on all policies which apply to the Collateral and additional insured on all such insurance, and the Borrower shall deliver certificates of insurance at closing evidencing such insurance. All such insurance policies shall provide, and the certificate shall state, that no policy will be terminated without 30 days prior written notice to Agent and, provided that the issuers of such policies will agree to provide the such notice, to each Lender that is not the Agent.

          (f) Comply with Laws . Comply in all material respects with all applicable laws, rules, regulations, and orders including, without limitation, all Environmental Laws and pay before any delinquency all taxes, assessments, and governmental charges imposed upon the Borrower or upon its property.

          (g) Governmental Notices . Promptly upon receipt thereof, provide to the Lenders a copy of any written notice of any governmental authority received by such Fountain Corporation which indicates that such Fountain
     Corporation has violated a law, rule, regulation and order, including without limitation any Environmental Law.

          (h) Right of Inspection . Permit the officers and authorized agents of the Agent and the Lenders, at any reasonable time, to examine and make copies of the records and books of account of such Fountain
Corporation,
     and visit the properties of such Fountain Corporation, and to discuss such matters with any officers, directors, and independent accountants of such
     Fountain Corporation as the Agent or any such Lender deems necessary.

          (i) Financial Reports and Other Data . Deliver or cause to be delivered to the Agent and the Lenders:

               (i)  As soon as practicable and in any event
within ninety (90)
          days after the end of each fiscal year, an audited consolidated balance sheet of the Parent Corporation and its Consolidated
          Subsidiaries and related statements of income and retained earnings and cash flow for such fiscal year, setting forth in each case in comparative form corresponding figures for the preceding annual period, all satisfactory to the Lenders. All annual financial statements will be consolidated, will be prepared in conformity with
          GAAP consistently applied and will be in a form satisfactory to the
          Lenders. In connection with the examination, the independent certified public accountant will issue a letter stating any and all of the terms of this Agreement that are being violated or that there are no violations.

               (ii) As soon as practicable and in any event within forty-five
          (45) days following the end of each fiscal quarter
(except for the
          last fiscal quarter of the Parent Corporation's fiscal
year), an
          unaudited consolidated balance sheet for the Parent
Corporation and
          its Consolidated Subsidiaries and related statements of income and retained earnings and cash flow, in each case for the period from the beginning of the then current fiscal year to the end of such quarter, all in reasonable detail and certified by the chief financial officer of the Parent Corporation to provide a fair presentation of the financial condition of the Parent Corporation and its Consolidated
          Subsidiaries, subject to normal year end audit adjustments.

               (iii)     As soon as available for each year,
copies of all
          state and federal tax returns filed by each of the Fountain
          Corporations.

               (iv) With reasonable promptness, such additional financial or other data as any Lender may reasonably request regarding each
          Fountain Corporation's operations, business affairs and financial condition. Each Lender and the Agent is hereby authorized by each
          Fountain Corporation to deliver a copy of such information made available by such corporation to any regulatory authority having jurisdiction over such Lender or the Agent.

               (v) On a quarterly basis, at the time quarterly financial
          statements are tendered, a Certificate of Compliance prepared by the
          Parent Corporation's Chief Financial Officer and certified as to accuracy by such officer of the Parent Corporation and the Borrower
          (the "Certificate of Compliance").  The Certificate of
Compliance
          shall set forth the Fountain Corporations' status with respect to their compliance with the covenants and other default provisions contained herein or in any other Loan Document. Any default shall be identified with particularity, and the Parent
Corporation shall also
          identify proposed action to be taken by it, the Borrower or such other Fountain Corporation with respect thereto.

               (vi) If requested by the Required Lenders in writing, an
          itemized list, to be delivered no more often than once a month, of the Borrower's "Inventory" (as defined in the Borrower
Security
          Agreement), including without limitation work-in-process Inventory, and  "Receivables" (as defined in the Borrower Security
Agreement)
          (the "Monthly Assets Report").  The Monthly Assets
Report shall
          describe with particularity additional equipment, molds, and other
          Tangible Personal Property (as defined in the Borrower
Security
          Agreement) acquired by the Borrower within the prior calendar month and identify any Tangible Personal Property disposed of within the prior calendar month and shall identify and federal trademark registration applications and patent applications filed during the preceding calendar month. The Borrower shall at all times maintain an aggregate value of Inventory (as defined in the Borrower Security
          Agreement) and Receivables (as defined in the Borrower
Security
          Agreement) of at least Five Million Five Hundred
Thousand Dollars
          ($5,500,000). Compliance with this covenant shall be established once each month through the Monthly Assets Report and more frequently, upon request of the Required Lenders.

               (vii)     At least once each calendar month,
provide the Lenders
          with a schedule of its Receivables (as defined in the Borrower
          Security Agreement) and a schedule of its Inventory (as so defined)
          consisting of boats the manufacture of which has been completed for more than 30 days.

          (j) Knowledge of Certain Events . Upon an officer of any of the
     Fountain Corporations obtaining knowledge of the occurrence of any Default or Event of Default hereunder, cause to be delivered to the Lender, within ten (10) Business Days of such officer obtaining such knowledge, an officer's certificate specifying the nature thereof, the period of existence thereof and what action is proposed to be taken with respect thereto.

          (k) Other Notices . Notify the Lenders in writing within ten (10)
     Business Days of the occurrence of any of the following with respect to such Fountain Corporation:

               (i) the service upon such Fountain Corporation of any action, suit or proceeding at law or in equity making a claim in excess of
          $100,000;

               (ii) the occurrence or existence of any event or condition which shall constitute an event of default under any other agreement for borrowed money or any known or potential material change in this or any other contractual agreement;

               (iii)     the loss of any patents, licenses,
franchises,
          trademarks, trademark rights, trade names, trade name rights and copyrights material to its business;

               (iv) the occurrence or existence of any event or condition which shall cause any Loan Document or any agreements, reports, schedules, certificates or instruments in connection with or pursuant to this
          Agreement or any other Loan Document to become false or misleading in any material respect; and

               (v) a Fountain Corporation or any other Person causes or
          permits Hazardous Materials to be placed, held, located or disposed of on, under or at real property owned, leased or otherwise used by a
          Fountain Corporation or any part thereof in violation of
          Environmental Laws (whether or not any of such real property is encumbered by the Deed of Trust).

          (l) Further Assurances . Upon request of the Agent or the Required
     Lenders, duly execute and deliver or cause to be duly executed and delivered to the Lenders such further instruments and do and cause to be done such further acts that may be reasonably necessary or proper in the opinion of the Agent or the Required Lenders (as the case may be) to carry out more effectively the provisions and purposes of the Loan
Documents.

          (m) ERISA . Comply with all requirements of ERISA applicable to it
     (including the payment of all obligations and liabilities arising under
     ERISA) and furnish to the Lenders as soon as possible and in any event within 30 days after it or any duly appointed administrator of any employee pension benefit plan (as defined in ERISA) knows or has reason to know that a Reportable Event (as defined in ERISA) with respect to any such plan has occurred which is likely to result in a penalty being imposed on the plan, a statement of the chief financial officer of the
     Parent Corporation describing in reasonable detail such Reportable Event and any action proposed to be taken with respect thereto, together with a copy of the notice of such Reportable Event given to the Pension Benefit
     Guaranty Corporation or a statement that such notice will be filed with the annual report to the United States Department of Labor with respect to such plan if such filing has been authorized.

          (n) Payment of Obligations . Pay when due (including any applicable grace period) all its obligations for indebtedness for money borrowed, except where the same (other than indebtedness evidenced by the Notes or in respect of any other Obligations) may be contested in good faith and appropriate reserves for the accrual of the same are maintained in amounts in accordance with GAAP.

          (o) Subsidiaries . In the event that any corporation or other entity becomes a Subsidiary (directly or indirectly) of the Parent
     Corporation, the Parent Corporation shall cause such Subsidiary to guarantee repayment of the Obligations pursuant to a guaranty in form and substance identical to the Corporate Guaranty and to sign documentation, in form and substance satisfactory to the Required Lenders, agreeing to abide by the covenants and terms of this Agreement.

          (p) Assets . Each Monthly Assets Report shall disclose all assets held in the name of the Parent Corporation and its Consolidated
     Subsidiaries other than the Borrower.  The value of Tangible
Personal
     Property, Inventory, or Receivables for any Fountain
Corporation other
     than the Borrower shall not exceed at any one time
$1,000,000.

          (q)  Encumbrance of Assets .  If requested by any
Lender, each of the
     Fountain Corporations shall execute such documentation as
the Required
     Lenders deem necessary so as to grant a first-priority
security interest
     in any asset held by such Fountain Corporation to the Agent for the
     benefit of the Lenders.
1.1.      Financial Covenants.   Each of the Fountain
Corporations covenants
and agrees that from the date hereof until payment in full and performance of all of the Obligations, the Parent Corporation and its Consolidated
Subsidiaries shall at all times maintain the following financial position and ratios:
1.2.
          (a)  Current Ratio .  A ratio of Consolidated Current
Assets to
     Consolidated Current Liabilities of not less than 1.0 to 1.0.

          (b)  Tangible Net Worth .  A minimum Consolidated
Tangible Net Worth
     of not less than $10,500,000.00 at all times.

          (c)  Debt to Worth .  A ratio of Consolidated
Liabilities to
     Consolidated Tangible Net Worth of not greater than 1.8 to 1.

          (d) Cash Flow Margin . The ratio of (i) Net Income after taxes plus depreciation plus amortization less extraordinary items to
(ii) all long-
     term debt payments (excluding interest) due during the previous twelve
     (12) months must exceed 2.0 to 1.0 annually. Compliance with this ratio will be calculated on a rolling four quarter basis, determined at the end of each fiscal quarter of the Parent Corporation.

          (e) Capital Expenditures Limitation . Expenditures for fixed assets in any fiscal year shall not exceed in the aggregate for all Fountain
     Corporations the sum of $500,000 without the prior written consent of the
     Required Lenders.

1.1.      Negative Covenants.   Each of the Fountain Corporations
covenants and
agrees that from the date hereof and until payment in full of the Loan and performance of all obligations under the Loan Documents, it shall not, without the prior written consent of the Required Lenders:
1.2.
          (a) Liens . Create, incur, assume, or suffer to exist any Lien upon or with respect to any of its properties, except:

               (i) Liens in favor of the Agent securing the Obligations;

               (ii) Liens for taxes not yet due and payable or otherwise being contested in good faith and for which appropriate reserves are maintained;

               (iii)     Other Liens imposed by law not yet due
and payable, or
          otherwise being contested in good faith and for which appropriate reserves are maintained; and

               (iv) Purchase money Liens on any property hereafter acquired
          (expressly excluding, however, Liens with respect to any property acquired in replacement of or substitution for property on which the
          Lender has a security interest), provided that such purchase-money
          Lien shall attach only to the property so acquired.

          (b) Debt . Create, incur, assume, or suffer to exist any Debt except:

               (i)  Debt consisting of the Obligations;

               (ii) Debt presently outstanding and shown on the most recent financial statements of the Borrower submitted to the Lenders;

               (iii)     accounts payable to trade creditors
incurred in the
          ordinary course of business;

               (iv) Debt secured by purchase money Liens as outlined above in
          Section 5.03(a)(iv), provided that the aggregate cost of all assets acquired in any year that have been financed by or with the proceeds of such Debt shall not result in a violation of the capital expenditure limitation set forth in Section 5.02(e);

               (v) additional Debt (including, but not limited to, Debt owed to any Related Party) not to exceed $500,000.00 in the aggregate.

          (c) Mergers . Enter into a merger or consolidate with or sell, assign, lease, or otherwise dispose of all or substantially all of its assets to any Person except for the merger of a Consolidated
Subsidiary
     into the Borrower where the Borrower is the surviving corporation or a dissolution of a corporation owning no assets or whose assets would vest, as a result of such dissolution, in the Borrower.

          (d) Leases . Create, incur, assume, or suffer to exist any leases, except:

               (i) Leases presently outstanding and showing on the most recent financial statement submitted to the Lender; and

               (i) operating leases for machinery and equipment which do not in the aggregate require payments in excess of $100,000 in any fiscal year of the Parent Corporation.

          (e) Dividends . Declare or pay any Dividends in excess of Net
     Income plus depreciation less current maturities of indebtedness and less extraordinary items in any fiscal year of the Parent
Corporation.

          (f)  Guaranties .  Execute any Guarantee or assume,
Guarantee
     endorse, or otherwise be or become directly or contingently liable for obligations of any person, or agree to repurchase any Inventory sold to a third party except (i) Guarantees by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) Guarantees of repayment of interest accruing under floor-
     plan-financed boats constituting Inventory (as such term is defined in the
     Borrower Security Agreement); (iii) repurchase obligations arising under direct repurchase agreements pursuant to which the Borrower agrees to repurchase boats constituting Inventory (as so defined) from floor plan lenders; (iv) the Existing Guaranty; and (v) any Guarantee required by the terms of this Agreement, including without limitation the Corporate
     Guaranty. The aggregate amount of all such Guarantees specified under
     (i), (ii) and (iii), however, shall not exceed 200% of the net sales of the Parent Corporation and its Consolidated Subsidiaries for the preceding fiscal quarter.
          (g) Sale of Assets . Sell, lease, or otherwise dispose of any of its assets or properties (exclusive of Inventory permitted to be sold pursuant to the terms of the Borrower Security Agreement) in excess of
     $200,000 in the aggregate for all Fountain Corporations in any fiscal year of the Parent Corporation without the prior written consent of the
     Required Lenders.

          (h) Transfer of Ownership . Transfer or sell more than 10% of the total number of shares of stock in any Fountain Corporation
(other than
     the Parent Corporation) prior to the repayment in full of the Obligations.

          (i) Related Party Contracts . No Fountain Corporation shall enter into any contract (specifically including any lease or contract for services) with any Related Party without the Required
Lenders' prior
     review and approval of such contract, not to be unreasonably withheld or delayed; provided that, notwithstanding the foregoing, (i) the Fountain
     Corporations continue to pay annual compensation to RMF under an employment contract of up to $600,000 in any year, (ii) the Fountain
     Corporations may enter into other contracts with RMF, so long as the aggregate amount of all payments to him under all such other contracts shall not exceed $50,000 in any year, and (ii) the Borrower may contract for advertising services with Spencer Advertising so long as the aggregate amount of all payments to Spencer Advertising under all such contracts shall not exceed in any year the sum of (x) $300,000 in respect of advertising consulting fees and (y) out-of-pocket costs actually incurred and independent third party pass-through costs.

          (j)  Boat Titles, Etc .  No Fountain Corporation shall
(i) suffer or
     permit any boat or vessel owned by it, including without limitation any boat or vessel used for racing, demonstration, advertising or promotional purposes, to be documented as a flag vessel of the United
States or any
     other jurisdiction, (ii) make application for such documentation, (iii)
     suffer or permit any title or certificate of title to be issued for any such boat or vessel pursuant to the North Carolina
Watercraft Titling Act,
     N.C.G.S. 75A-32 et seq., or any similar law of any jurisdiction, or (iv)
     suffer or permit application to be made for any such title or certificate of title.


        1.   ARTICLE   HAZARDOUS MATERIALS AND ENVIRONMENTAL
COMPLIANCE

1.1.      Investigation .  Each Fountain Corporation hereby
certifies that it
has exercised due diligence to ascertain whether any real
property owned,
leased, occupied or operated by it (the "Property") is or has been affected by
the presence of asbestos, oil or oil products, urea formaldehyde,
PCBs,
hazardous or nuclear waste, toxic chemicals and substances, or other Hazardous
Materials.  Each Fountain Corporation represents and warrants that except as
disclosed in the audited financial statements for the period ending June 30,
1997, or as disclosed in Schedule 6.01 attached hereto, there are no such
materials contaminating any Property, nor have any such materials been
improperly stored or improperly disposed of on any Property.
Each Fountain
Corporation hereby agrees that it shall not permit any such
contamination as
long as any Obligations remain unpaid or unfulfilled.  In
addition, no Fountain
Corporation has or uses any underground storage tanks on any
Property which are
not registered with the appropriate federal and/or state agencies and which are
not properly equipped and maintained in accordance with all
Environmental Laws.
If requested by any Lender, each Fountain Corporation shall
provide the Lenders
with all necessary and reasonable assistance required for
purposes of
determining the existence of Hazardous Materials on any Property
(including
without limitation the Property encumbered by the Deed of Trust), including
allowing the Lenders access to such Property, and access to such corporation's
employees having knowledge of, and to files and records within such
corporation's control relating to the existence, storage or
discharge of
Hazardous Materials on such Property.
1.2.
1.3.      Compliance .  Each Fountain Corporation agrees to
comply with all
applicable Environmental Laws, including, without limitation, all those
relating to Hazardous Materials.  Each Fountain Corporation
further agrees to
provide the Lenders, and all appropriate federal and state
authorities, with
immediate notice in writing of any Hazardous Materials released on any Property
and to pursue diligently to completion all appropriate and/or required remedial
action in the event of such release.
1.4.
1.5.      Remedial Action .  The Lenders shall have the right,
but not the
obligation, to undertake all or any part of such remedial action in the event
of a release of Hazardous Materials on any Property and to add any expenditures
so made to the principal indebtedness secured by the Deed of
Trust.  Each
Fountain Corporation jointly and severally agrees to indemnify and hold the
Agent and the Lenders harmless from any and all loss or liability arising out
of any violation of the representations, covenants and
obligations contained in
this Article 6, or resulting from the recording of the Deed of
Trust.
1.6.
1.7.
              2.   ARTICLE   COLLATERAL; INTERCREDITOR PROVISIONS

1.1.      Collateral.   The Notes and all other Obligations owing
from time to
time to the Agent or any Lender shall be secured by the Collateral (including, without limitation, all Collateral encumbered by any Security Document executed prior to the date hereof in favor of GECC as secured party, beneficiary, mortgagee, assignee or otherwise) and, to the extent they have not heretofore done so, each Fountain Corporation which now or at anytime hereafter has any rights in or to any and all of the Collateral (whether now or hereafter owned or existing) hereby grants to the Agent, and hereby transfers, conveys and assigns to the Agent, for the ratable benefit of the Lenders, all of such
Collateral as security for the payment when due and performance of the
Obligations.

1.1.      Transfer of Secured Party's Interest .  GECC, as
beneficiary first
named under the Deed of Trust, as assignee first named under the
Assignment of
Rents and the Existing Collateral Assignment, as mortgagee first named under
the Aircraft Mortgage, and as secured party first named under the
Borrower
Security Agreement and the Power Security Agreement, hereby
transfers, conveys
and assigns to the Agent all of its rights in, to and under each such  Security
Document, all of the Liens arising or created thereunder, and all of the
property conveyed, transferred, assigned, mortgaged or otherwise encumbered
thereby or thereunder, to be held by the Agent for the ratable benefit of the
Lenders to secure the repayment of the principal of, premium, if any, and
interest on the Loans and the Notes and any and all other
Obligations.  The
Agent hereby accepts the aforesaid transfer, conveyance and
assignment.
1.2.
1.3.      Sharing of Collateral.   The Agent and the Lenders
agree that the net
proceeds of any and all Collateral received by the Agent or any
Lender (after
payment of the Agent's or such Lender's costs and expenses
incurred in
realizing upon any Collateral, including without limitation
attorneys fees
incurred by the Agent or such Lender) shall be applied first to all sums then
due and owing to the Agent (in its capacity as Agent, and not in its individual
capacity as a Lender) hereunder or under any other Loan Document and the
balance shall be shared ratably among the Lenders based on the outstanding
amount of Obligations owing to the respective Lenders.
1.4.
1.5.      Collateral Held for Benefit of Lenders.   The Agent
shall hold all
Collateral and the proceeds thereof for the account of itself and the Lenders
in accordance with the provisions hereof.  The Borrower, the
Lenders and the
Agent agree that, to the extent that GECC now or hereafter holds any Collateral
for its individual account in respect of the Existing GECC Note or the Existing
Aircraft Note, all such Collateral shall henceforth be held by
GECC in its
capacity as Agent for the ratable benefit of all of the Lenders to secure the
payment when due of all of the principal, premium, if any, and interest on the
Notes and the payment when due and performance of any and all other
Obligations.
1.6.
1.7.      Sharing of Recoveries.   Each Lender agrees that if it
shall, by
exercising any right1.8. of set-off or counterclaim, by recovery under the
Existing Guaranty or the Corporate Guaranty, or otherwise, receive payment of principal, premium and/or interest or other amounts in excess of the ratable portion due to such Lender in accordance with this Agreement ("Excess
Payment"), then such Lender ("Distributing Lender") shall distribute to the other Lenders ("Receiving Lender(s)") the applicable amounts necessary to give each Lender its proportionate share (for purposes of this paragraph, "Pro Rata
Share") of such Excess Payment. To the extent necessary under applicable law so as not to extinguish any unpaid Obligations, to maintain perfection in the
Collateral, or otherwise protect any rights of the Lenders herein, the
Distributing Lender shall be subrogated to any and all rights and interests of the Receiving Lender receiving the Excess Payment but only to the extent of the applicable Pro Rata Share of the Excess Payment. Should the Receiving Lender ever receive monies or funds for which the Distributing Lender would be entitled due to the Excess Payment distributed by the Distributing Lender to the Receiving Lender ("Recoupment Payments"), such funds shall be paid to the
Distributing Lender to the extent necessary so as to maintain the appropriate
Pro Rata Share among the Lenders. To the extent any interest, premiums, or other amounts are received by any of the Lenders in connection with either
Excess Payments or Recoupment Payments, the same shall be distributed on an equitable basis based on each Lender's Pro Rata Share as evaluated over the applicable time period. Should any Lender be required to return funds, in an amount disporportionate to that required to be returned by the other Lenders, to a bankruptcy trustee, the Borrower or otherwise due to a bankruptcy filing or other legal process, then such other Lenders shall make appropriate payment adjustments with such Lender so that each Lender has received it Pro Rata
Share. To the extent any Lender has the right of set-off or counterclaim arising from indebtedness other than the Obligations and which is either unsecured or secured by collateral other than the Collateral, it may exercise the right of set-off or counterclaim against any monies it may hold which were not paid in connection with the Obligations or otherwise received in connection with the Collateral.
1.9.
1.10. Consents . At any time during which an Event of Default has occurred and is continuing, if GECC shall make a written request, delivered to
Transamerica in accordance with the notice provisions of Section
10.01 (a
"Request"), for Transamerica's consent to or approval of any action to be taken or not taken by the Agent hereunder or under any other Loan Document or
Transamerica's consent to any other matter as to which such consent is required hereunder or under any Loan Document, and GECC shall not receive a written denial thereof from Transamerica within thirty (30) days after Transamerica's receipt of such Request, then Transamerica shall be deemed to have denied such consent or approval upon the expiration of such period. In the event
Transamerica shall deny or shall be so deemed to have denied any such Request and in the event that an Event of Default has occurred and is continuing, then
GECC may, but shall be under no obligation to, purchase from Transamerica the
Transamerica Note and all of Transamerica's right, title and interest in, to and under this Agreement and each of the other Loan Documents for a purchase price, payable by wire transfer within thirty (30) days after GECC's receipt of such denial (or, if applicable, within thirty (30) days after the date of such deemed denial), equal to the entire outstanding principal of and all accrued and unpaid interest on the Transamerica Loan. Upon payment of such purchase price, Transamerica shall endorse the Transamerica Note to the order of GECC and deliver it, together with an instrument of assignment, reasonably satisfactory to GECC and Transamerica and executed by Transamerica, assigning to GECC all of Transamerica's right, title and interest in, to and under this
Agreement and the other Loan Documents.
1.11.
1.12.          Modifications to Existing Security Agreements .
In order to
implement the provisions of this Agreement, the Existing Security Agreements are hereby amended as follows:
1.13.
1.14. (a) Notwithstanding anything to the contrary in any Existing
Security Agreement, the Collateral described in each of the respective Existing
Security Agreements shall henceforth secure the payment when due and performance of the Obligations, and the Borrower and Power each hereby grant to the Agent, for the ratable benefit of the Lenders, a security interest in such
Collateral to which it has rights in order to secure the payment when due and performance of the Obligations.
1.15.
1.16. (b) The last sentence of Section 1 of the Existing Security
Agreements (which begins with the phrase "Notwithstanding the foregoing") is hereby deleted.
1.17.
1.18. (c) Except as otherwise provided in this Section, the terms set forth in the table appearing in Schedule 7.07 attached hereto, as used in the respective Existing Security Agreements, shall be deemed to refer to the terms defined in this Agreement as set forth opposite such terms.
1.19.
1.20.          (d)  Notwithstanding the provisions of paragraph
(c) of this
Section with respect to the term "Secured Party" as used in the Existing
Security Agreements, the following specific references to the "Secured Party" as used therein shall be construed as follows:
1.21.
          (i) The following such references shall be construed to refer to the
     Lenders:

               (A)  those contained in the final paragraph of
Section 1 of the
          Existing Security Agreements;

               (B)  that contained in Section 2(g) of the
Existing Security
          Agreements;

               (C)  that contained in the second sentence of
Section 3(a) of
          the Existing Security Agreements;

               (D) all those contained in Section 3(d) of the Existing
          Security Agreements;
               (E)  that contained in Section 3(f) of the
Existing Security
          Agreements;

               (F) all those contained in Section 5(b) of the Existing
          Security Agreements;

               (G) that contained in the first sentence of the second
          paragraph of Section 6(a) of the Existing Security
Agreements;

               (H)  that contained in Section 8(c) of the
Existing Security
          Agreements;

               (I)  those contained in Section 10(a) of the
Existing Security
          Agreements; and

               (J)  those contained in Section 10(f) of the
Existing Security
          Agreements.

          (ii) The following such references shall be construed to refer to the
     Required Lenders:

               (A)  that contained in the last sentence of
Section 4 of the
          Existing Security Agreements;

               (B)  that contained in Section 7(b) of the
Existing Security
          Agreements;

               (C)  that contained in Section 8(a) of the
Existing Security
          Agreements;

               (D) the second such reference contained in the third sentence of Section 8(e) of the Existing Security Agreements;

               (E)  those contained in the first sentence of
Section 9(c) of
          the Existing Security Agreements; and

               (F)  the first such reference contained in Section
9(g) of the
          Existing Security Agreements.

          (iii) Such reference set forth in Section 6(c) of the Existing
     Security Agreements shall be construed to refer to the Agent and the
     Lenders.

          (iv) Such references set forth in Section 7(g), and in the first sentence of Section 8(d), of the Existing Security
Agreements shall be
     construed to refer to the Agent or any Lender.


                            1.   ARTICLE   DEFAULT

1.1. Events of Default . The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Agreement, whatever the reason for such event and whether it shall be voluntary or involuntary, within or without the control of the Borrower or any other
Fountain Corporation, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental authority or non-governmental body:

          (a) Either (i) the failure to make payment of any installment of principal or interest (or of principal and interest) on any Note within ten (10) days after the same becomes due and payable or (ii) the failure to pay the entire outstanding principal of, premium, if any, and interest on any Note when the same shall become due (at maturity, by acceleration, by notice of prepayment or otherwise);

          (b)  Any representation or warranty made in the Loan
Documents shall
     prove to be false or misleading in any material respect when made or repeated or deemed made or repeated.

          (c) Any report, certificate, financial statement or other document furnished prior to the execution of or pursuant to the terms of this
     Agreement (or pursuant to any terms of any other agreement incorporated herein by reference) shall prove to be false or misleading in any material respect.

          (d) Any Fountain Corporation shall default in the payment of any other obligation for money borrowed when due or in the performance of any obligation incurred in connection with such money borrowed. Notwithstanding the foregoing, it shall not constitute an
Event of Default
     hereunder if such default is with respect to indebtedness of less than
     $25,000 individually and $50,000 in the aggregate for all indebtedness of all Fountain Corporations.

          (e) The breach of any covenant, condition, or agreement made by any
     Fountain Corporation in (i) paragraph (a), (e), (h) or (j) of Section
     5.01, (ii) Section 5.02, (iii) Section 5.03, or (iv) Article
6.

          (f) The breach of any other covenant, condition, or agreement made by any Fountain Corporation, or incorporated by reference, in or pursuant to this Agreement (other than those identified in paragraphs
(a) or (e)
     above), which breach is not fully cured within thirty (30) days after the earlier of (i) the first day on which an officer of any Fountain
     Corporation has knowledge of such failure or (ii) written notice thereof has been given to the Borrower by the Agent at the request of any Lender.

          (g) The occurrence of an "Event of Default" under (and as defined
     in) any other Loan Document, or the breach of any covenant, condition, or agreement made by any Fountain Corporation  under any Loan
Document after
     the passage of any applicable cure period set out in such Loan Document.

          (h)  Liquidation or dissolution of any Fountain
Corporation, or
     suspension of the business of any Fountain Corporation or filing by any
     Fountain Corporation of a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States
Bankruptcy Code,
     as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or any other action of any Fountain Corporation indicating its consent to, approval of, or acquiescence in any petition or proceedings; the application by any Fountain Corporation for, or the appointment by consent or acquiescence of, a receiver, a trustee or a custodian of such Fountain Corporation, or an assignment for the benefit of creditors, the inability of such Fountain Corporation or the admission by such Fountain Corporation in writing of its inability to pay its debts as they mature.

          (i) Filing of an involuntary petition against any Fountain
     Corporation in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States
     Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver, a trustee or a custodian of any Fountain
     Corporation or for all or a substantial part of its property; the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of any Fountain Corporation and the continuance of any of the events referred to in this paragraph for thirty
     (30) days undismissed or undischarged.

          (j) Final judgment, settlement or arbitration award for the payment of money shall be rendered against the Borrower or any Fountain
     Corporation which is in excess of $10,000 individually and which judgment shall remain undischarged for a period of 30 days unless such judgment or execution thereon be effectively stayed under the laws of the jurisdiction in which such judgment was rendered.

          (k)  The occurrence of any default under the Existing
Guaranty,
     Corporate Guaranty, or any other guaranty of all or any of the Obligations hereafter delivered.

          (l) Should any lien or security interest granted to the Agent or any
     Lender to secure payment and/or performance of the Obligations terminate, fail for any reason to have the priority believed by the Lenders on the date granted, or become unperfected for any reason.

1.1. Remedies . If an Event of Default shall have occurred, then (a) any obligation of the Lenders, or any of them, to advance funds under any Note and all other obligations (if any) of the Agent or Lenders to the Borrower or any other Fountain Corporation hereunder or under any other Loan Document shall immediately cease and terminate unless and until the Lenders shall reinstate such obligation in writing, and (b) at any time thereafter the Agent shall, if requested by the Required Lenders, by notice to the Borrower declare the Notes
(together with accrued interest and premium, if any, thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the
Notes (together will all accrued interest and premium, if any, thereon) and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the
Borrower and the other Fountain Corporations; provided that, if any Event of
Default specified in clause (h) or (i) of Section 8.01 shall occur, then without any notice to the Borrower or any other act by the Agent or the
Lenders, the Notes (together with accrued interest and premium, if any, thereon) and all other amounts payable hereunder and under the other Loan
Documents shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each of the other Fountain Corporations.
Notwithstanding the foregoing, the Agent and the Lenders shall have all other remedies available to it or them under the other Loan Documents or otherwise available to it or them at law or in equity, and the Agent shall exercise any one or all of such remedies available to it at the request of the Required
Lenders. Without limiting the foregoing, the Lenders or the Agent may, and the
Agent at the request of the Required Lenders shall, 1.2.
          (a) take immediate possession of and foreclose upon any or all
     Collateral including real and personal property which may be granted to the Agent or any Lender as security for the Obligations;

          (b) exercise such other rights and remedies as the Agent or any
     Lender may be provided in the Loan Documents, as a secured party under the
     North Carolina Uniform Commercial Code, or as otherwise provided by law;

          (c) institute any action against the Borrower to collect on sums due under the Notes, and institute any action against any one or more of the
     Fountain Corporations that have executed the Existing
Guaranty, the
     Corporate Guaranty, any subsequent guaranty of all or any of the
     Obligations or any other Loan Document; and/or

          (d) take any other action permitted to be taken as specified in the
     Loan Documents upon the occurrence of an Event of Default and take any other action permitted to be taken and available at law or in equity.

1.1.      Notice of Default .  The Agent shall give notice to the
Borrower of
any Default under Section 8.01(f) promptly upon being requested to do so by any
Lender and shall thereupon notify all the Lenders thereof.
1.2.
1.3.      Realization on Collateral .  Notwithstanding anything
to the contrary
contained in this Agreement or any other Loan Document, no Person other than
the Agent shall exercise any right or remedy against, or
liquidate, foreclose
or otherwise realize upon, any of the Collateral except for the exercise by any
Lender of rights of set-off (it being understood that the
exercise of any such
rights shall be subject to the provisions of Section 7.05).
1.4.
1.5.
                           2.   ARTICLE   THE AGENT

1.1. Appointment, Powers and Immunities . Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the
Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other
Loan Documents, and shall not by reason of this Agreement or any other Loan
Document be a trustee for any Lender; (b) shall not be responsible to the
Lenders for any recitals, statements, representations or warranties made by any
Fountain Corporation contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Lender under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this
Agreement or any other Loan Document or any other document referred to or provided for herein or therein by any Fountain Corporation or for any failure by any Fountain Corporation to perform any of its obligations hereunder or thereunder; (c) subject to Section 9.03, shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document except to the extent requested by the Required Lenders, and then only on terms and conditions reasonably satisfactory to the Agent after consulting with the
Lenders, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own negligence or willful misconduct.
The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this
Article 9 are
solely for the benefit of the Agent and the Lenders, and neither the Borrower nor any other Fountain Corporation shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower or any other Fountain Corporation. The duties of the Agent shall be ministerial and administrative in nature, and the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender.

1.1.      Reliance by Agent .  The Agent shall be entitled to
rely upon any
certification, notice or other communication (including any
thereof by
telephone, telefax, telegram or cable) believed by it to be
genuine and correct
and to have been signed or sent by or on behalf of the proper
Person or
Persons, and upon advice and statements of legal counsel,
independent
accountants or other experts selected by the Agent.  As to any matters not
expressly provided for by this Agreement or any other Loan
Document, the Agent,
subject to the provisions of Section 9.03,  shall in all cases be fully
protected in acting, or in refraining from acting, hereunder and thereunder in
accordance with instructions signed by the Required Lenders
(given after
compliance with the requirements of Section 9.03 hereof), and such instructions
of the Required Lenders in any action taken or failure to act pursuant thereto
shall be binding on all of the Lenders.  Notwithstanding the foregoing or
otherwise, the Agent shall carry out and act in good faith to satisfy the
directions of the Required Lenders.
1.2.
1.3.      Defaults .  If the Agent or any Lender shall have
actual knowledge of
a Default or an Event of Default, then the Agent shall promptly notify the
Lenders, or such Lender shall promptly notify the Agent and the other Lenders,
of such Default or Event of Default.  As used in this Section,
"actual
knowledge" means the actual knowledge of the President, any
Senior Vice
President or any Vice President of a party.  Thereupon, the
Lenders and the
Agent shall consult in good faith as to the action to be taken as a consequence
of such Default or Event of Default.  Subject to the foregoing, the Required
Lenders shall determine in good faith the action or actions to be taken as it
shall reasonably determine to be advisable and in the best
interest of the
Lenders and the Agent shall take such actions with respect
thereto as the
Required Lenders shall direct in writing.  However, if the Agent shall have
actual knowledge of a Default or an Event of Default, and unless and until the
Agent shall have received directions from the Required Lenders
(or, in the case
a Default described in Section 8.01(f), any Lender), the Agent may (but shall
not be obligated to) take such action, or refrain from taking such action, with
respect to such Default or Event of Default as it shall deem advisable in the
best interests of the Lenders.  The selection by the Agent of counsel to
represent it and the Lenders in connection with proceedings to collect the
Obligations and enforce the Loan Documents shall be subject to the approval of
each Lender, provided that such approval shall not be
unreasonably withheld or
delayed.
1.4.
1.5.      Rights of Agent as a Lender .  With respect to the
Loans made by GECC
or any Person succeeding it as Agent hereunder, GECC or such
Person in its
capacity as a Lender hereunder shall have the same rights and powers hereunder
as any other Lender and may exercise the same as though it were not acting as
the Agent, and the term "Lender" or "Lenders" shall, unless the context
otherwise indicates, include GECC or such Person succeeding it as
Agent
hereunder, as the case may be, in its individual capacity.  The
Agent may
(without having to account therefor to any Lender) lend money to and generally
engage in any kind of business with the Borrower (and any of its
Affiliates) as
if it were not acting as the Agent; provided that such lending of money to or
engaging in business with the Borrower (or any of its Affiliates)
does not
adversely affect any other Lender's ratable interest in and to the Collateral
nor is secured by any Lien on any of the Collateral.
Notwithstanding anything
herein to the contrary, however, the Agent may retain for its own account the
fee referenced in Section 3.01(y).
1.6.
1.7.      Indemnification .  Each Lender severally agrees to
indemnify the
Agent, to the extent the Agent shall not have been reimbursed by the Borrower,
ratably in accordance with the outstanding principal amount of its Note, for
any and all liabilities, obligations, losses, damages, penalties, actions,
judgments, suits, costs, expenses (including, without limitation, counsel fees
and disbursements) or disbursements (but not including any fees or other
considerations paid to the Agent by the Borrower or its
Affiliates pursuant to
or described in Section 9.04) of any kind and nature whatsoever that may be
imposed on, incurred by or asserted against the Agent in any way relating to or
arising out of this Agreement or any other Loan Document or any other documents
contemplated hereby or thereby or referred to herein or therein or the
transactions contemplated hereby or thereby (excluding, unless an
Event of
Default has occurred and is continuing, the normal administrative costs and
expenses incident to the performance of its agency duties
hereunder) or the
enforcement of any of the terms hereof or thereof or any such other documents;
provided that no Lender shall be liable for any of the foregoing to the extent
they arise from the gross negligence or willful misconduct of the
Agent.  If
following receipt of an indemnity payment from the Lenders the
Agent shall
recover from any Fountain Corporation or any other party (other than a Lender)
any sum in respect of which such indemnity payment was required to be made,
then the Agent shall pay such sum over to each Lender to the extent of the
indemnity payment made by such Lender (except if such sum is insufficient to
cover all such indemnity payments, such sum shall be allocated among the
Lenders ratably in accordance with their respective indemnity payments).
Except to the extent that the Agent shall recover from any
Fountain Corporation
or any other party (other than a Lender) and distribute to the indemnifying
Lenders any sum in respect of which an indemnity payment was made hereunder,
any indemnity payment made by the Lenders shall be a debt of the
Borrower to
the respective Lenders and shall be added to and form a part of the
Obligations.
1.8.
1.9.      CONSEQUENTIAL DAMAGES .  THE AGENT SHALL NOT BE
RESPONSIBLE OR LIABLE
TO ANY LENDER, THE BORROWER, ANY OTHER FOUNTAIN CORPORATION OR
ANY OTHER PERSON
OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES
THAT MAY BE
ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS,
OR ANY OF THE
TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
1.10.
1.11.          Payee of Note Treated as Owner .  The Agent may
deem and treat
the named payee of any Note as the owner thereof for all purposes hereof unless
and until a written notice of the assignment or transfer thereof shall have
been filed with the Agent and the provisions of Section 10.05(c)
have been
satisfied.  Any requests, authority or consent of any Person who at the time of
making such request or giving such authority or consent is the holder of any
Note shall be conclusive and binding on any subsequent holder, transferee or
assignee of that Note or of any Note or Notes issued in exchange therefor or
replacement thereof.
1.12.
1.13.          Non-Reliance on Agent and Other Lenders .  Each
Lender agrees
that it has, independently and without reliance on the Agent or any other
Lender, and based on such documents and information as it has deemed
appropriate, made its own credit analysis of the Borrower and the other
Fountain Corporations and its own decision to enter into this
Agreement and
that it will, independently and without reliance upon the Agent or any other
Lender, and based on such documents and information as it shall deem
appropriate at the time, continue to make its own analysis and decisions in
taking or not taking action under this Agreement or any of the other Loan
Documents.  The Agent shall not be required to keep itself (or any Lender)
informed as to the performance or observance by the Borrower or any other
Person of this Agreement or any of the other Loan Documents or any other
document referred to or provided for herein or therein or to inspect the
properties or books of the Borrower or any other Person.  Except for notices,
reports and other documents and information expressly required to be furnished
to the Lenders by the Agent hereunder or under the other Loan
Documents, the
Agent shall not have any duty or responsibility to provide any
Lender with any
credit or other information concerning the affairs, financial condition or
business of the Borrower or any other Person (or any of their
Affiliates) that
may come into the possession of the Agent.
1.14.
1.15.          Failure to Act .  Except for action expressly
required of the
Agent hereunder or under the other Loan Documents, the Agent shall in all cases
be fully justified in failing or refusing to act hereunder and thereunder
unless it shall receive further reasonable assurances to its reasonable
satisfaction by the Lenders of their indemnification obligations under Section
9.05 against any and all liability and expense that may be
incurred by the
Agent by reason of taking, continuing to take, or failing to take any such
action.
1.16.
1.17.          Resignation or Removal of Agent .  Subject to the
appointment
and acceptance of a successor Agent as provided below, the Agent may resign at
any time by giving notice thereof to the Lenders and the Borrower and the Agent
may be removed at any time with or without cause by the Required
Lenders.  Upon
any such resignation or removal, the Required Lenders shall have the right to
appoint a successor Agent.  If no successor Agent shall have been so appointed
by the Required Lenders and shall have accepted such appointment within 60 days
after the retiring Agent's notice of resignation or the Required
Lenders'
removal of the retiring Agent, then the retiring Agent may, on behalf of the
Lenders, appoint a successor Agent.  Any successor Agent shall be either a
Lender or a financial institution that has a total capitalization of not less
than $500,000,000 (or, in the case of a bank, that has a combined capital and
surplus of at least $500,000,000).  Upon the acceptance of any appointment as
Agent hereunder by a successor Agent, such successor Agent shall thereupon
succeed to and become vested with all the rights, powers,
privileges and duties
of the retiring Agent, and the retiring Agent shall be discharged from its
duties and obligations hereunder.  After any retiring Agent's resignation or
removal hereunder as Agent, the provisions of this Article 9 shall continue in
effect for its benefit in respect of any actions taken or omitted to be taken
by it while it was acting as the Agent hereunder.  The resigning or removed
Agent shall execute and deliver to the successor Agent all such instruments as
the successor Agent may reasonably require in order to publish record notice
that the successor Agent has succeeded to all of the right, title and interest
of the removed or resigning Agent in, to and under the Security
Documents and
the Collateral.
1.18.
                         2.   ARTICLE   MISCELLANEOUS

1.1. Notices . All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopy number referred to in or specified pursuant to this Section and the telecopy machine used by the sender provides a written confirmation that such telecopy has been so transmitted or receipt of such telecopy transmission is otherwise confirmed, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address referred to in or specified pursuant to this Section; provided that notices to the Agent under Article 9 shall not be effective until received.

1.1.      No Waivers .  No failure or delay by the Agent or any
Lender in
exercising any right, power or privilege hereunder or under any
Note or other
Loan Document shall operate as a waiver thereof nor shall any single or partial
exercise thereof preclude any other or further exercise thereof or the exercise
of any other right, power or privilege.  The rights and remedies herein
provided shall be cumulative and not exclusive of any rights or remedies
provided by law.
1.2.
(a)       Expenses; Documentary Taxes; Indemnification .   The
Borrower shall
pay (i) all out-of-pocket expenses of the Lenders and the Agent, including fees and disbursements of the Agent's and each Lender's counsel, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any
Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Agent or any Lender, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan
Documents.
(b)
(c) The Borrower shall indemnify the Agent and each Lender against any and all documentary stamp taxes, transfer taxes or interest equalization taxes or similar excise taxes, assessments or charges which may at any time be determined to be payable by the Agent or such Lender by reason of the execution and delivery of this Agreement or any other Loan Document or the issuance by the Borrower of any of the Notes.
(d)
(e) The Borrower agrees to indemnify each of the Agent, the Lenders, each affiliate of the Agent or any Lender and all of their respective directors, officers, employees and agents (each an "Indemnified Party") from, and hold each Indemnified Party harmless from and against, any and all losses, costs, charges, expenses (including, without limitation, reasonable attorney's fees and expenses of preparing for litigation or preparation therefor, whether or not such Indemnified Party is a party thereto), claims, demands, suits, damages, penalties, taxes (other than taxes on the income), fines, levies and assessments that may be asserted or imposed against, or suffered or incurred by, such Indemnified Party as a direct or indirect result of:
(f)
     (i)       this Agreement, the Notes, the other Loan
Documents, the Obligations,
     the transactions contemplated by the Loan Documents, the making of any Loans or the direct or indirect use or application, or proposed use or application, of the proceeds of any Loans,

     (i) any violation of any Environmental Laws, the past, present or future operations of any Fountain Corporation or its predecessors in interest, or the past, present or future environmental, health or safety condition of any property or any actual or threatened release of any Hazardous Material.

     (i)       any representation or warranty of any Fountain
Corporation in this
     Agreement or any other Loan Document being untrue or inaccurate in any respect, and/or

     (i) the failure by any Fountain Corporation to observe, perform or comply with any of its covenants, undertakings or obligations set forth in this
     Agreement or any other Loan Document;

provided that the Borrower shall have no obligation to indemnify an Indemnified
Party hereunder in respect of the foregoing to the extent the same shall arise directly from the gross negligence or willful misconduct of such Indemnified
Party. The obligations of the Borrower under this Section shall survive the repayment of the Loans and other Obligations.

1.1.      Amendments and Waivers .  (a) Any provision of this
Agreement, the
Notes or any other Loan Documents may be amended or waived if, but only if,
such amendment or waiver is in writing and is signed by each such
Fountain
Corporation party hereto and the Required Lenders (and, if the rights or duties
of the Agent are affected thereby, by the Agent); provided that no such
amendment or waiver shall, unless signed by all the Lenders, (i)
increase the
amount any Lender has agreed to lend to the Borrower or subject any Lender to
any additional obligation, (ii) change the principal of or rate of interest on
any Loan or any fees hereunder, (iii) change the date fixed for any payment of
principal of or interest on any Loan or any fees hereunder, (iv)
change the
amount of principal, interest or fees due on any date fixed for the payment
thereof, (v) change the percentage of the aggregate unpaid
principal amount of
the Notes, or the percentage of Lenders, that shall be required for the Lenders
or any of them to take any action under this Section or any other provision of
this Agreement, (vi) change the manner of application of any payments made
under this Agreement or the Notes, (vii) release, subordinate or substitute any
of the Collateral (except in accordance with the limitations set forth in the
Loan Documents, (viii) release any guaranty given to support payment of the
Loans, (ix) change or waive insurance requirements, or (vii)
modify or waive in
any respect any provision of Article 2, Section 5.02, Section
5.03, Article 7
(excluding, however, Section 7.07), Article 8, Article 9 or this
Section 10.04.
To the extent any Event of Default described in paragraph (a),
(d), (e), (l) of
Section 8.01 or (as it relates to a payment default under the
Parent Guaranty)
in paragraph (k) of Section 8.01 shall occur and GECC, in its capacity as
Agent, shall have failed to initiate remedial action with respect to such Event
of Default within forty-five (45) days after its receipt from
Transamerica of a
written request that it take remedial action with respect to such
Event of
Default, then if such Event of Default is continuing such
situation shall be
deemed an "Implied Waiver" unless the commencement of remedial action in the
then-present circumstance would not be consistent with the
practice of a
reasonably prudent lender.  Upon the occurrence of an Implied
Waiver, the Agent
must receive the consent of Transamerica to the continuance of the Implied
Waiver, which consent shall not be unreasonably withheld.  To the extent the
Agent fails to obtain consent to an Implied Waiver and
Transamerica gives
written notice of such failure to the Agent, the Agent shall within thirty (30)
days after it's receipt of such notice discuss with and obtain
Transamerica's
consent to the Implied Waiver, which consent shall not be
unreasonably
withheld.  If the Agent fails to obtain such consent as
contemplated by the
foregoing sentence, then so long as such Event of Default is continuing, GECC
shall, at Transamerica's written request, purchase from
Transamerica the
Transamerica Note and all of Transamerica's right, title and interest in, to
and under this Agreement and each of the other Loan Documents for a purchase
price, payable by wire transfer within thirty (30) days after
GECC's receipt of
such request for purchase, equal to the entire outstanding
principal of and all
accrued and unpaid interest on the Transamerica Loan.  Upon
payment of such
purchase price, Transamerica shall endorse the Transamerica Note to the order
of GECC and deliver it, together with an instrument of
assignment, reasonably
satisfactory to GECC and Transamerica and executed by
Transamerica, assigning
to GECC all of Transamerica's right, title and interest in, to and under this
Agreement and the other Loan Documents.   The definition of
Implied Waiver, as
used herein, only relates to the rights as between the Lenders and in no way shall the definition or procedures set forth in this Section 10.04(a)
constitute a waiver as to, or for the benefit of, Borrower or any Fountain
Corporation, or give any rights or defenses to any such party.
1.2.
1.3. (b) No Fountain Corporation will solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or any other Loan Document unless each Lender shall be informed thereof by such Fountain Corporation and shall be afforded an opportunity of considering the same and shall be supplied by such Fountain Corporation with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Lender forthwith following the date on which the same shall have been executed and delivered by the Lenders. No such Fountain Corporation will, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Lender (in its capacity as such) as consideration for or as an inducement to the entering into by such Lender of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all the Lenders; provided that no Lender other than
GECC shall be entitled to receive any fee or other compensation in connection with (i) the Borrower's exercise of its options, under the Amended GECC Note and/or the Amended Aircraft Note, to convert the interest rate thereunder from a floating rate to a fixed rate or (ii) any fee paid pursuant to Section
3.01(y).
1.4.
1.5. (c) The Lenders reserve the right to charge a fee in connection with any amendment, extension, renewal or other modification of this Agreement or any other Loan Document; provided that except for fees that are to be apportioned ratably among the Lenders based on the outstanding principal balance of the Obligations owed to the respective Lenders, the fees paid to each Lender on the occasion of each such amendment, extension, renewal or modification shall be equal to those paid to all other Lenders. 1.6.
1.7. Successors and Assigns . (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no Fountain Corporation may assign or otherwise transfer any of its rights under this Agreement.
1.8.
1.9.      (b)  Any Lender may at any time sell to one or more
Persons (each a
"Participant") participating interests in any Loan owing to such Lender, any
Note held by such Lender or any other interest of such Lender hereunder. In the event of any such sale by a Lender of a participating interest to a
Participant, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement, and Fountain Corporations and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. In no event shall a Lender that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Lender may agree that it will not
(except as provided below), without the consent of the Participant, agree to
(i) the change of any date fixed for the payment of principal of or interest on the related Loan or Loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related Loan or Loans (except for those changes required by the terms of any Note, including those options set forth in the Amended Aircraft Note and the Amended GECC Note to change the interest rate to a fixed rate of interest),
(iii) the change of the principal of the related Loan or Loans,
(iv) any change
in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) commitment fee is payable hereunder from the rate at which the Participant is entitled to receive interest or commitment fee
(as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the Collateral, or
(vi) the
release of any guaranty given to support payment of the Loans. Each Lender selling a participating interest in any Loan, Note or other interest under this
Agreement shall, within 10 Business Days of such sale, provide the Borrower and the Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant.
1.10.
1.11. (c) Any Lender may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an instrument of assignment and assumption (an
"Assignment") reasonably satisfactory to the Agent and the other Lenders, executed by such Assignee, such transferring Lender and the Agent. All costs relating to any such assignment, including without limitation reasonable outside, third party costs incurred by and administrative charges of the Agent, shall be paid by the Lender making such assignment. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor
Lender, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to each of such Assignee and such transferor
Lender.
1.12.
1.13. (d) Each such Fountain Corporation authorizes each Lender to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial and other information in such Lender's possession concerning the Fountain Corporations that has been delivered to such Lender pursuant to this Agreement or that has been delivered to such Lender in connection with such Lender's credit evaluation prior to entering into this Agreement.
1.14.
1.15. Obligations Several . The obligations of each Lender hereunder are several, and no Lender shall be responsible for the obligations or commitment of any other Lender hereunder. Nothing contained in this Agreement nor any action taken by the Lenders pursuant hereto shall be deemed to constitute the Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each
Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose. 1.16.
1.17.          Making Required Payments .  In the event any
Fountain
Corporation shall fail to maintain insurance, pay taxes or assessments, costs and expenses which such Fountain Corporation is, under any of the terms hereof or of any Loan Document, required to pay, or shall fail to keep any of the properties and assets constituting collateral free from new security interests, liens, or encumbrances, except as permitted herein, the Lenders may, at the election of the Required Lenders, make expenditures for any or all such purposes and the amounts expended together with interest thereon at the Default
Rate, shall become immediately due and payable to the Lenders, shall constitute part of the Obligations and shall have the benefit of and be secured by the
Collateral to the extent permitted by law. The Lenders shall be under no duty or obligation whatever with respect to any of the foregoing expenditures.
1.18.
1.19. Existing Guaranty . Each Fountain Corporation that is a party to the Existing Guaranty hereby acknowledges and consents to the amendments to the Existing GECC Note, the Existing Aircraft Note and all of the Security
Documents executed and delivered in connection with the loans evidenced by the
Existing GECC Note and the Existing Aircraft Note, whether effected hereby or by any instrument, agreement or amendment to be delivered pursuant to Article 3 and agrees that (a) each reference in the Existing Guaranty to the Loan
Agreement shall be deemed to refer to this Agreement as amended from time to time, (b) each reference, if any, in the Existing Guaranty to the Existing
Aircraft Note or the Existing GECC Note shall be deemed to refer to the Amended
Aircraft Note and the Amended GECC Note, respectively, (c) the liabilities, indebtedness and obligations the payment and performance of which has been guaranteed pursuant to the Existing Guaranty shall be and hereby is expanded to include any and all of the Obligations, whether the same shall be due or owing to GECC, Transamerica, any other Lender or the Agent, (d) the Existing Guaranty and each such Fountain Corporation's liabilities and obligations thereunder are and shall remain in full force and effect in accordance with the terms and provisions of the Existing Guaranty as modified, supplemented and/or amended by the provisions of this Section, and (e) nothing in this Agreement or in any instrument, agreement or amendment delivered pursuant to Article 3 shall alter, limit, diminish or impair such Fountain Corporation's obligations under the
Existing Guaranty except to the extent that the indebtedness and obligations of the Borrower, the payment of which such Fountain Corporation has guaranteed pursuant to the Existing Guaranty, have been altered by the provisions of this
Agreement or any instrument, agreement or amendment delivered pursuant to
Article 3.
1.20.
1.21. Omnibus Agreement Controls . In the event of any inconsistency between the terms of the Loan Documents (other than this Agreement) and this
Agreement, the terms of this Agreement shall control, except in the case of the
Notes (which shall be controlling in the event of a conflict with this
Agreement).
1.22.
1.23. No Novation . Except as expressly modified and amended by or pursuant to this Agreement, the Amended Aircraft Note, the Amended GECC Note or any other amendment of any existing Loan Document made pursuant to the provisions of this Agreement, all of the agreements and instruments so modified and amended by or pursuant thereto shall be and continue in full force and effect. None of the parties hereto intends that anything in this Agreement, the Amended Aircraft Note, the Amended GECC Note or any such other amendment shall be construed as a novation, and none of such instruments and agreements shall effect a novation. The Borrower hereby ratifies and confirms its indebtedness under the Existing Aircraft Note and the Existing GECC Note, as modified, amended and restated by the Amended Aircraft Note and the Amended
GECC Note, respectively. Each of the Fountain Corporations that is a party to any existing Loan Document hereby further ratifies and confirms the conveyances and assignments provided in, the security provided by, and its duties, obligations and responsibilities under, each such existing Loan Document, as the same heretofore may have been and, pursuant to this Agreement or any such amendment, hereby is modified and amended, and acknowledges that each such Loan
Document, as so modified, supplemented and amended, is fully enforceable against such Fountain Corporation and its assets, if any, encumbered thereby.
The Existing Aircraft Note, all prior amendments and supplements thereto and modifications thereof, if any, and the Amended Aircraft Note shall be construed together as a single instrument. The Existing GECC Note, all prior amendments and supplements thereto and modifications thereof, if any, and the Amended GECC
Note shall be construed together as a single instrument. Each of the other existing Loan Documents that has been amended as aforesaid, all prior amendments and supplements thereto and modifications thereof, if any, and the instrument or agreement amending the same (or, in the case of the Existing
Security Agreements, the provisions of Article 7 hereof, to the extent that the
Existing Security Agreements have been amended pursuant thereto) shall be construed together as a single instrument.
1.24.
1.25. North Carolina Law . This Agreement and each Note shall be construed in accordance with and governed by, and any dispute arising out of or related to the relationship established among the parties from time to time party hereto in connection with this Agreement and the other Loan Documents
(and whether arising in contract, tort, equity, or otherwise) shall be resolved in accordance with, the internal laws and not the conflicts of law provisions of the State of North Carolina. This Agreement and the Notes are intended to be effective as instruments executed under seal.
1.26.
1.27. Severability . This Agreement, the Notes and the other Loan
Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable requirements of law. If any provision of this Agreement, any Note or any other Loan Document or the application thereof to any Person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Agreement, such Note or such other Loan Document in which such provision is contained nor the application of such provision to other Persons or circumstances or other Loan
Documents or other instruments referred to hereinabove shall be affected thereby, but rather, the same shall be enforced to the greatest extent permitted by law.
1.28.
1.29. Interpretation . No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental authority by reason of such party having or being deemed to have structured or dictated such provision.
1.30.
1.31.          Consent to Jurisdiction .  EACH FOUNTAIN
CORPORATION HEREBY
IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING
OUT OF OR
RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY BE
INSTITUTED IN THE
SUPERIOR COURT IN MECKLENBURG COUNTY, NORTH CAROLINA, OR THE
UNITED STATES
DISTRICT COURT FOR THE WESTERN DISTRICT OF NORTH CAROLINA OR IN
SUCH OTHER
APPROPRIATE COURT AND VENUE AS THE AGENT OR ANY LENDER MAY CHOOSE
AT ITS SOLE
DISCRETION.  EACH FOUNTAIN CORPORATION CONSENTS TO THE
JURISDICTION OF SUCH
COURTS AND WAIVES ANY OBJECTION RELATING TO THE BASIS FOR
PERSONAL OR IN REM
JURISDICTION OR TO VENUE WHICH SUCH FOUNTAIN CORPORATION MAY NOW
OR HEREAFTER
HAVE IN ANY SUCH LEGAL ACTION OR PROCEEDINGS.  EACH FOUNTAIN
CORPORATION AGREES
THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN THE MANNER
PRESCRIBED IN SECTION
9.01 FOR THE GIVING OF NOTICE TO IT.  NOTHING HEREIN CONTAINED,
HOWEVER, SHALL
PREVENT THE AGENT OR ANY LENDER FROM BRINGING ANY ACTION OR
EXERCISING ANY
RIGHTS AGAINST ANY SECURITY AND AGAINST ANY FOUNTAIN CORPORATION
PERSONALLY,
AND AGAINST ANY ASSETS OF ANY FOUNTAIN CORPORATION, WITHIN ANY
OTHER STATE OR
JURISDICTION.
1.32.
1.33.          Arbitration .  SUBJECT TO SECTION 10.16, ANY
CONTROVERSY OR
CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER
LOAN DOCUMENT
SHALL BE DETERMINED BY ARBITRATION IN ACCORDANCE WITH THE
COMMERCIAL
ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION.  THE
NUMBER OF
ARBITRATORS SHALL BE THREE.  ONE ARBITRATOR SHALL BE APPOINTED BY
THE LENDERS,
ONE ARBITRATOR SHALL BE APPOINTED BY THE BORROWER, AND THE THIRD
ARBITRATOR,
WHO SHALL SERVE AS CHAIRMAN OF THE TRIBUNAL, SHALL BE APPOINTED
BY THE AMERICAN
ARBITRATION ASSOCIATION.  THE PLACE OF ARBITRATION SHALL BE
CHARLOTTE, NORTH
CAROLINA.  ANY ARBITRAL AWARD ARISING FORM ANY ARBITRATION
PURSUANT TO THIS
PARAGRAPH SHALL BE FINAL AND BINDING UPON ALL PARTIES HERETO.
1.34.
1.35. Proceedings Against Collateral . Notwithstanding the provisions of Section 10.15 or any similar provision contained in any other Loan Document, neither the commencement or pendency of, or demand by any party for, any arbitration proceedings to determine any controversy or claim arising out of or relating to this Agreement or any other Loan Document shall preclude the
Lenders or the Agent, if an Event of Default shall have occurred, from causing the maturity of the Obligations or the Notes to be accelerated or enforcing any rights or remedies (including, without limitation, foreclosure, sale, liquidation or other rights or remedies) with respect to any Collateral, all of which rights and remedies (including, without limitation, the right to cause the maturity of the Obligations or the Notes to be accelerated) may be exercised if an Event of Default shall have occurred, notwithstanding the commencement or pendency of or demand for any such proceedings. 1.36.
1.37. No Setoff . Except as otherwise expressly provided in this
Agreement, no act of commission or omission of any kind or at any time upon the part of the Agent or any Lender in respect of any matter whatsoever shall in any way affect or impair the rights of the Agent, such Lender or any other
Lender to enforce any right, power or benefit of the Agent, such Lender or any other Lender under this Agreement or any other Loan Document, and no set-off, claim, reduction or diminution of any obligation or any defense of any kind or nature that either any Fountain Corporation has or may have against the Agent or any Lender shall be available to any such Fountain Corporation or asserted against the Agent, such Lender or any other Lender in any suit or action brought by Agent or any Lender to enforce or collect any Obligation or to exercise any right, power or benefit under this Agreement or any other Loan
Document. Nothing in this Agreement shall be construed as a waiver by any
Fountain Corporation of any rights or claims it may have against the Agent or any Lender under this Agreement or otherwise, but any recovery upon such rights and claims shall be had from the Agent or such Lender separately, the intent of this Agreement being that each Fountain Corporation party to any Loan Document shall be unconditionally and absolutely obligated to perform fully all of its obligations, agreements and covenants thereunder for the benefit of the Agent and the Lenders.
1.38.
1.39. Reproduction of Documents . This Agreement, the other Loan
Documents and all documents relating hereto and thereto, including without limitation (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Agent or any Lender at the closing
(except the Notes), and (c) financial statements, certificates and other information previously or hereafter furnished to the Agent or any Lender may be reproduced by the Agent or such Lender by a photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and the
Agent and such Lender may destroy any original document so reproduced. Each
Fountain Corporation from time to time party to any Loan Document agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. The purpose of this
Section is to constitute a waiver of the "best evidence" rule with respect to this Agreement, the Loan Documents and the other documents referred to herein and therein and this Section shall not constitute a waiver of any other objection to the admissibility of such document in any judicial or administrative proceeding.
1.40.
1.41. Inconsistency of Covenants . All of covenants hereunder of the
Borrower, the Parent Corporation or any Consolidated Subsidiary from time to time party hereto shall be given independent effect, so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition occurs.
1.42.
1.43. Counterparts . This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. 1.44.
1.45.
1.46.
1.47.
1.48.
1.49.
1.50.
1.51.
1.52.
1.53.
                     [Signatures follow on separate pages]
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized to do so, as of the day and year first above written.


                              THE BORROWER:

ATTEST:                                           FOUNTAIN
POWERBOATS, INC.


                              By:
                Secretary     Name:     Reginald M. Fountain, Jr.
                              Title:    President
     [CORPORATE SEAL]

                              THE PARENT CORPORATION:

ATTEST:                                           FOUNTAIN
POWERBOAT
                                                  INDUSTRIES,
INC.


                              By:
                Secretary     Name:     Reginald M. Fountain, Jr.
                              Title:    President
     [CORPORATE SEAL]

                              THE PRESENT SUBSIDIARY:

ATTEST:                                           FOUNTAIN POWER,
INC.


                              By:
                Secretary     Name:     Reginald M. Fountain, Jr.
                              Title:    President
     [CORPORATE SEAL]

                              Notice Address (for all Fountain
Corporations):

                              Fountain Powerboats, Inc.
                                     1653 Whichard's Beach Road
                                     P.O. Drawer 457
                                     Washington, North Carolina
27889
                                     Attention:  Reginald M.
Fountain, Jr.
                                     Telecopy number:   252-975-
4565
                                     Telephone number:   252-975-
2000


              [This is a signature page to the Omnibus Agreement,
                      signed by the parties named above]











                     [This page intentionally left blank]
                  [Signatures continued from preceding page]


                              GECC AND THE AGENT:

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, individually and as
Agent



                              By:
                              Name:
                              Title:

                              Notice Address:

                              General Electric Capital
Corporation
                                    Suite 500
                                    4 North Park Drive
                                    Hunt Valley, Maryland 21030
                                    Attention: Operations Manager
                                    Telecopy number:   410-527-
9393
                                    Telephone number:   410-527-
9300

              [This is a signature page to the Omnibus Agreement,
                       signed by the party named above]

                  [Signatures continued from preceding page]


                              TRANSAMERICA:

                              TRANSAMERICA BUSINESS
                              CREDIT CORPORATION



                              By:
                              Name:
                              Title:

                              Notice Address:

                              Transamerica Business Credit
Corporation
                              Equipment and Lease Division
                              Intermediary Funding Group
                              5080 Spectrum Drive,
                              Suite 1100 West
                              Dallas, Texas  75248
                              Telecopy number:   972-458-5959
                              Telephone number:   972-458-5999
              [This is a signature page to the Omnibus Agreement,
                       signed by the party named above]

                                 SCHEDULE 4.05

                         Assets of Present Subsidiary


                                 SCHEDULE 4.09

                                  Litigation


                                 SCHEDULE 6.01

                              Hazardous Materials


                                 SCHEDULE 7.07

                       Existing Security Agreement Terms

     Except as otherwise provided in Section 7.06, the terms set forth in the following table, as used in the respective Existing Security
Agreements, shall
be deemed to refer to the terms defined in this Agreement as set forth opposite such terms:

     The following term used
in the Existing Security AgreementsShall be deemed to refer to

     "Debt Documents"    the Loan Documents
     "Deed of Trust"     the Deed of Trust, as amended by the
                         Deed of Trust Amendment
     "Indebtedness"      the Obligations
     "Loan Agreement"    this Omnibus Agreement
     "loan documents"    the Loan Documents
     "Note"              the Notes
     "Real Property"     the property encumbered by the Deed of
Trust, as
                         amended
     "Secured Party"     the Agent, acting in its capacity as
such for the
                         ratable benefit of the Lenders from time
to time
                         party to this Omnibus Agreement


                                   EXHIBIT A

                               AMENDED GECC NOTE





                            [Intentionally Omitted]


                                   EXHIBIT B

                             AMENDED AIRCRAFT NOTE





                            [Intentionally Omitted]


                                   EXHIBIT C

                               TRANSAMERICA NOTE





                            [Intentionally Omitted]


                                   EXHIBIT D

                            DEED OF TRUST AMENDMENT





                            [Intentionally Omitted]


                                   EXHIBIT E

                         ASSIGNMENT OF RENTS AMENDMENT





                            [Intentionally Omitted]


                                   EXHIBIT F

                          AIRCRAFT MORTGAGE AMENDMENT





                            [Intentionally Omitted]

                                   EXHIBIT G

                      ASSIGNMENT OF COLLATERAL ASSIGNMENT





                            [Intentionally Omitted]

                                   EXHIBIT H

                           NEW COLLATERAL ASSIGNMENT





                            [Intentionally Omitted]



                                   EXHIBIT I

                              CORPORATE GUARANTY





                            [Intentionally Omitted]


                                   EXHIBIT J

                           PARENT SECURITY AGREEMENT





                            [Intentionally Omitted]


                                   EXHIBIT K

                           LIFE INSURANCE ASSIGNMENT





                            [Intentionally Omitted]

                                   EXHIBIT L

                            SUBORDINATION AGREEMENT





                            [Intentionally Omitted]


                                   EXHIBIT M

                         PARENT COLLATERAL ASSIGNMENT





                            [Intentionally Omitted]


                                   EXHIBIT N

                          POWER COLLATERAL ASSIGNMENT





                            [Intentionally Omitted]


                                   EXHIBIT O

                             FORM OF LEGAL OPINION





                            [Intentionally Omitted]


5
R#260921.4

[Execution Copy]
                                PROMISSORY NOTE

                               September 2, 1998

                                Beaufort County
                          Washington, North Carolina


     FOR VALUE RECEIVED, FOUNTAIN POWERBOATS, INC., a North
Carolina
corporation ("Maker"), promises, jointly and severally if more than one, to pay
to the order of TRANSAMERICA BUSINESS CREDIT CORPORATION, a
Delaware
corporation, or any subsequent holder hereof (each, a "Payee") at its office
located at 5080 Spectrum Drive, Suite 1100 West Dallas, Texas
75248
(Attention: Equipment and Lease Division, Intermediary Funding Group), or at such other place as Payee or the holder hereof may designate, the principal sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00), or so much thereof as shall have been disbursed from time to time and remains unpaid, with interest thereon in arrears, from the date hereof through and including dates of payment, at a floating per annum simple interest rate ("Contract Rate") as hereinafter calculated. The principal of and interest on this Note shall be payable as hereinafter provided.

     As used in this Note, unless otherwise defined herein terms defined in the
Omnibus Agreement (as hereinafter defined) are used herein as therein defined and, in addition, the following terms shall have the following meanings (terms defined in the singular to have the corresponding meaning when used in the plural, and vice versa):

     "Default Rate" means, at any time, the lesser of 18% per annum or the highest rate not prohibited by applicable law.

     "LIBOR Rate" means, with respect to any Effective Period (as herein defined) occurring during the term of this Note, an interest rate per annum equal the rate published under the heading "London Interbank Offered Rates
(LIBOR)" for dollar deposits in the London market for a one month maturity, as published in the "Money Rates" column of the Eastern Edition of the Wall Street
Journal on the first Business Day of the calendar month in which such Effective
Period commences.

     "Maturity Date" means January 2, 2002.

     "Omnibus Agreement" means that Omnibus Agreement, dated as of September 2,
1998, by and among the Maker, Fountain Powerboat Industries,
Inc., Fountain
Power, Inc., Transamerica Business Credit Corporation, and
General Electric
Capital Corporation, in its individual capacity and in its capacity as agent for itself and the other Lenders (as such term is defined in the Omnibus
Agreement), as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time.

     "Payment Date" means the first day of each month, commencing
October 1,
1998 and continuing thereafter until and including the Maturity
Date.
     The Contract Rate for a given period (the "Effective Period") shall be equal to the sum of (i) two and 70/100 percent (2.70%) per annum plus (ii) the
LIBOR Rate for such Effective Period. The first Effective Period shall begin on the date hereof, and shall continue to (but shall not include) the first
Payment Date. Each subsequent Effective Period shall begin on the day immediately after the last day of the previous Effective Period and shall continue to (but shall not include) the next Payment Date.

     Interest shall be payable in arrears on each Payment Date, commencing
October 1, 1998.

     Subject to the other provisions hereof, the principal of and interest on this Note shall be paid in monthly installments (each a "Periodic Installment") commencing on October 1, 1998 and on each Payment Date thereafter until and including January 2, 2002, as follows: (i) thirty-nine (39) consecutive monthly installments of principal each in the amount of One Hundred Thousand and 00/100
Dollars ($100,000.00), (ii) the interest accrued on the outstanding principal of this Note shall be paid with, and in addition to, each of the foregoing principal installments, and (iii) on the fortieth (40th) and final Payment Date
(i.e., January 2, 2002, the Maturity Date) the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, shall be due and payable. All Periodic Installments hereunder shall be applied first to interest and then to principal. The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time. All interest due and payable hereunder shall be calculated on the basis of a 360 day year for the number of days actually elapsed and will be charged at the Contract Rate (or if an Event of Default or from and after the Maturity Date, at the Default
Rate) on the
outstanding principal balance of this Note for each calendar day on which any principal is outstanding.

     Except as expressly set forth in Section 2.05 of the Omnibus Agreement, prepayment of this Note is prohibited. If and to the extent that the Maker shall give notice of its intention to prepay this Note pursuant to Section 2.05 of the Omnibus Agreement, then on the date for prepayment specified in such notice there shall be due and payable in full the entire outstanding principal of and interest on this Note and, in addition thereto, a prepayment premium equal to the amount determined in accordance with the following table:

       If Prepayment is Made          The Prepayment Premium is

       Prior to September 1, 2000              $ 80,000.00
       Thereafter and prior to
        September 1, 2001                      $ 40,000.00
       September 1, 2001 and
        thereafter                             $      0.00

     The acceptance by Payee of any payment of principal or interest which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time.

     This Note is one of the Notes issued pursuant to, and is one of the Notes identified in, the Omnibus Agreement. This Note and the Payee are entitled to all of the rights, benefits and security of the Omnibus Agreement and of the other Loan Documents. This Note is secured by the Security Documents identified in the Omnibus Agreement, including without limitation the Deed of
Trust.

     Time is of the essence hereof. If the full amount of any payment (whether of principal, interest or any other amount) due hereunder or any other Loan
Document is not received within fifteen (15) days after its due date, the Maker agrees to pay, in addition to the amount of each payment, a late payment charge of four percent (4%) of the amount not so paid when due in order to compensate the Payee for extra costs and expenses caused by such late payment.

     If an Event of Default shall occur, then (subject to the provisions of the
Omnibus Agreement) at any time thereafter the entire principal sum remaining unpaid, together with all interest thereon and any other sum payable under this
Note or any Loan Document at the election of Payee, shall immediately become due and payable, with interest thereon at the Default Rate from the date of such accelerated maturity until paid (both before and after any judgment).

     It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any other Loan Document, in no event shall this
Note or any other Loan Document require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any other Loan Document, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any other Loan Document on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Loan Document which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of
America.

     The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "Obligor") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or release of, security or of any party primarily or secondarily liable on this Note or any Loan Document or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of
Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this
Note or enforcing any of the security hereof, and agree to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees for time in fact incurred at such attorneys' standard hourly billing rates, without regard to any statutory presumption.

     This Note and the other Loan Documents constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supersedes all prior understandings, agreements and representations, express or implied.

     THIS NOTE SHALL BE GOVERNED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF
NORTH CAROLINA.

     No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

     Any provision in this Note or any Loan Document which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

     IN WITNESS WHEREOF, this Note has been executed, UNDER SEAL, the day and year first above written.


ATTEST:                              FOUNTAIN POWERBOATS, INC.



                                         By:
              Secretary                Name:     Reginald M.
Fountain
                                      Title:    President

     [CORPORATE SEAL]


7
R#261221.4
[Execution Copy]
                     AMENDED AND RESTATED PROMISSORY NOTE

                               September 2, 1998

                                Beaufort County
                          Washington, North Carolina


     FOR VALUE RECEIVED, FOUNTAIN POWERBOATS, INC., a North Carolina corporation ("Maker"), promises, jointly and severally if more than one, to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION or any subsequent holder hereof (each, a "Payee") at its office located at 6100 Fairview Road, Suite
1450, Charlotte, NC 28210 or at such other place as Payee or the holder hereof may designate, the principal sum of NINE MILLION SEVEN THOUSAND SEVEN HUNDRED
NINETY-SEVEN AND 00/100 DOLLARS ($9,007,797.00), with interest thereon in arrears, from the date hereof through and including dates of payment, at a floating per annum simple interest rate ("Contract Rate") as hereinafter calculated.

     This Note amends and restates, and evidences the current principal balance outstanding under, that promissory note, dated December 31, 1996, issued by the
Borrower in the principal amount of $10,000,000 and made payable to the order of the Payee first named above (the "Original Note"). This Note does not extinguish the indebtedness in respect of accrued and unpaid interest on the
Original Note, which shall be repaid as hereinafter provided.

     Unless otherwise defined herein, terms defined in the Omnibus Agreement
(as hereinafter defined) are used herein as therein defined and, in addition, the following terms shall have the following meanings (terms defined in the singular to have the corresponding meaning when used in the plural, and vice versa):

          "Amortization Period" means the ten year period ending on the January
     1, 2007.

          "Default Rate" means, at any time, the lesser of 18% per annum or the highest rate not prohibited by applicable law.

          "LIBOR Rate" means, with respect to any Effective
Period (as herein
     defined) occurring during the term of this Note, an interest rate per annum equal the rate published under the heading "London
Interbank Offered
     Rates (LIBOR)" for dollar deposits in the London market for a one month maturity, as published in the "Money Rates" column of the Eastern Edition of the Wall Street Journal on the first Business Day of the calendar month in which such Effective Period commences.

          "Maturity Date" means January 2, 2002.

          "Omnibus Agreement" means that Omnibus Agreement, dated as of
     September 2, 1998, by and among the Maker, Fountain
Powerboat Industries,
     Inc., Fountain Power, Inc., Transamerica Business Credit
Corporation, and
     General Electric Capital Corporation, in its individual capacity and in its capacity as agent for itself and the other Lenders (as such term is defined in the Omnibus Agreement), as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time.

          "Payment Date" means the first day of each month, commencing October
     1, 1998 and continuing thereafter until and including the Maturity Date.

     Until the Option to Convert (as defined below) is exercised, the Contract
Rate for a given period (the "Effective Period") shall be equal to the sum of
(i) two and 70/100 percent (2.70%) per annum plus (ii) the LIBOR
Rate for such
Effective Period. The first Effective Period shall begin on the date hereof, and shall continue to (but shall not include) the first Payment Date. Each subsequent Effective Period shall begin on the day immediately after the last day of the previous Effective Period to (but shall not include) the next
Payment Date.

     So long as no Default or Event of Default exists and all of the terms and conditions of this Note and the other Loan Documents are fulfilled, Maker may elect to convert (the "Option to Convert") the Contract Rate to a fixed per annum simple interest rate (which, determined as hereinafter set out, is referred to as the "Fixed Contract Rate") effective on any Payment Date upon at least 30 but no more than 60 days prior written notice (the "Notice Date") to
Payee accompanied by a Conversion Fee of $500.00 (which notice shall be irrevocable and shall be sent to the attention of Payee's Business Center
Manager, 44 Old Ridgebury Road, Danbury, CT 06810-5105). Such notice shall state the Payment Date on which Maker elects the Fixed Contract Rate to apply
(the "Fixed Contract Rate Effective Date"). Upon receipt of notice of such
Option to Convert, and the accompanying sums due, the Payee shall calculate the amount of the Periodic Installments thereafter due commencing on the Fixed
Contract Rate Effective Date using the following: (I) the outstanding principal balance of this Note on the Fixed Contract Rate Effective Date,
(ii) the Fixed
Contract Rate (determined as hereinafter set out), and (iii) the balance of the original Amortization Period (hereinafter defined). In addition, Maker shall pay to Payee, if necessary, prior to the Fixed Contract Rate Effective Date, an additional sum sufficient to amortize the then-unpaid principal over the balance of the Amortization Period at the Contract Rate applicable for the first Periodic Installment that was due under the Original Note.

     If Maker elects to exercise this Option to Convert, the Fixed Contract
Rate shall be equal to the sum of

     (a)  Two and 93/100 percent (2.93%) per annum plus

     (b)  the applicable Current Rate (as defined below):

                    (I)  If there are eighteen (18) months or
less than
               eighteen (18) months remaining before the Maturity
Date,
               the "Current Rate" shall be the per annum interest rate
               listed for "1-Year" Treasury, constant maturity, under the column indicating an average rate as stated in the Federal
               Reserve Statistical Release H.15 (519) for the second
               calendar month preceding the calendar month in which the
               Fixed Contract Rate will be effective. If, for any reason
               whatsoever, the Federal Reserve Statistical
Release H.15
               (519) is no longer published, the Current Rate shall be
               equal to the latest annualized interest rate for "one year"
               U.S. Treasury Bills as reported by the Federal
Reserve
               Board on a weekly-average basis, adjusted for constant
               maturity as indicated in the "Money Rates" column of the
               Wall Street Journal, Eastern Edition, published on the
               first Business Day of the calendar month preceding the
               month in which the Fixed Contract Rate will be effective.

                    (ii) If there are more than eighteen (18) months
               remaining before the Maturity Date, the "Current
Rate"
               shall be determined in the same manner as noted in subparagraph (a) above except it shall be based upon the
               rate listed for "2-Year" Treasury bills.

     Subject to the other provisions hereof, the principal and interest on this
Note is payable in lawful money of the United States in thirty-nine (39) consecutive monthly installments, due as hereinafter provided, each in the amount of One Hundred Twenty-Three Thousand One Hundred Three and 07/100
Dollars ($123,103.07) (each, whether or not increased as described below, a
"Periodic Installment") and a fortieth (40th) and final installment ("Final
Installment"), due and payable on the Maturity Date, in the amount of the total outstanding unpaid principal and accrued but unpaid interest. THIS IS A
BALLOON NOTE, AND ON THE MATURITY DATE A SUBSTANTIAL PORTION OF
THE PRINCIPAL
AMOUNT OF THIS NOTE WILL REMAIN UNPAID BY THE MONTHLY PAYMENTS
HEREIN REQUIRED.
The first Periodic Installment shall be due and payable on October 1, 1998, and the following Periodic Installments shall be due and payable on each Payment
Date thereafter. All payments shall be applied first to interest and then to principal; provided that the payment received in respect of the first Periodic
Installment shall be applied first to the aggregate amount of interest accrued on (a) the Original Note from and including September 1, 1998 to but excluding the date of this Note and (b) this Note from and including the date hereof to but excluding October 1, 1998, and any remaining balance of such first Periodic
Installment shall be applied to the principal hereof. The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time. All interest calculated by reference to the LIBOR Rate shall be calculated on the basis of a
360 day year for the number of days actually elapsed and will be charged at the
Contract Rate (or if an Event of Default or from and after the Maturity Date, at the Default Rate) on the outstanding principal balance of this Note for each calendar day on which any principal is outstanding. All interest calculated by reference to the Fixed Contract Rate shall be calculated on the basis of a 365 day year (366 day leap year) for the number of days actually elapsed and will be charged at the Contract Rate (or if an Event of Default or from and after the Maturity Date, at the Default Rate) on the outstanding principal balance of this Note for each calendar day on which any principal is outstanding.

     In the absence of the Borrower's election of the Option to Convert, the amount and number of the Periodic Installments will not change with fluctuations in the Contract Rate. Any increase in the Contract Rate shall be reflected by a corresponding decrease in the portion of the Periodic
Installment credited to the remaining unpaid principal balance. Any decrease in the Contract Rate shall be reflected as a corresponding increase in the portion of the Periodic Installment credited to the remaining unpaid principal balance. Notwithstanding the foregoing, at the end of each three
(3) month
period commencing with the first Payment Date hereof, Maker agrees to pay to
Payee forthwith an additional sum ("Quarterly Payment"), if any, sufficient to amortize the then-unpaid principal over the balance of the original
Amortization Period hereof at the Contract Rate applicable for the first
Periodic Installment.

     If, and for so long as, the amount of interest due exceeds the amount of the Periodic Installment, Maker agrees to pay forthwith, in addition to (I) any
Periodic Installment then due and (ii) any Quarterly Payment, the amount by which said interest exceeds the Periodic Installment. In the event interest only is required to be paid during any period, the interest for such period shall be due and payable monthly as it accrues in arrears and the amount of such "interest only" installment shall be calculated on the unpaid principal balance existing at the commencement of such period but the amount of such installment in excess of interest due at the Contract Rate on the principal balance during such period shall be applied to repayment of principal.

     This Note is one of the Notes issued pursuant to, and is one of the Notes identified in, the Omnibus Agreement. This Note and the Payee are entitled to all of the rights, benefits and security of the Omnibus Agreement and of the other Loan Documents. This Note is secured by the Security Documents identified in the Omnibus Agreement, including without limitation the Deed of
Trust.

     Time is of the essence hereof. If any installment or any other sum due under this Note or any Loan Document is not received within fifteen (15) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of four percent (4%) of said installment or other sum in order to compensate the Payee for extra costs and expenses caused by such late payment.

     If an Event of Default shall occur, then (subject to the provisions of the
Omnibus Agreement) at any time thereafter the entire principal sum remaining unpaid, together with all interest thereon and any other sum payable under this
Note or any Loan Document at the election of Payee, shall immediately become due and payable, with interest thereon at the Default Rate from the date of such accelerated maturity until paid (both before and after any judgment).

     Except as expressly set forth in Section 2.05 of the Omnibus Agreement, prepayment of this Note is prohibited. If and to the extent that the Maker shall give notice of its intention to prepay this Note pursuant to Section 2.05 of the Omnibus Agreement, then on the date for prepayment specified in such notice there shall be due and payable in full the entire outstanding principal of and interest on this Note and, in addition thereto, a prepayment premium equal to the amount determined in accordance with the following table:

      If Prepayment is Made           The Prepayment Premium is

      Prior to January 1, 1999                $ 200,000.00
      Thereafter and prior to
       January 1, 2000                        $ 100,000.00
      January 1, 2000 and
       thereafter                             $       0.00


     It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Loan Document, in no event shall this Note or any Loan Document require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Loan
Document, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Loan Document on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Loan Document which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of
America.

     The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "Obligor") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or release of, security or of any party primarily or secondarily liable on this Note or any Loan Document or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of
Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this
Note or enforcing any of the security hereof, and agree to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees for time in fact incurred at such attorneys' standard hourly billing rates, without regard to any statutory presumption.
     This Note and the other Loan Documents constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supersedes all prior understandings, agreements and representations, express or implied.

     THIS NOTE SHALL BE GOVERNED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF
NORTH CAROLINA.

     No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

     Any provision in this Note or any Loan Document which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.


     IN WITNESS WHEREOF, this Note has been executed, UNDER SEAL, the day and year first above written.


ATTEST:                          FOUNTAIN POWERBOATS, INC.



                                  By:
               Secretary          Name: Reginald M. Fountain, Jr.
                                  Title:    President

     [CORPORATE SEAL]


Payee hereby consents to the amendment and restatement of the Original Note pursuant to the foregoing Amended and Restated Promissory Note.

                                 GENERAL ELECTRIC CAPITAL
CORPORATION



                                            By:
                                            Name:
                                            Title:

7
R#261578.4
[Execution Copy]
                     AMENDED AND RESTATED PROMISSORY NOTE

                               September 2, 1998

                                Beaufort County
                          Washington, North Carolina


     FOR VALUE RECEIVED, FOUNTAIN POWERBOATS, INC., a North Carolina corporation ("Maker"), promises, jointly and severally if more than one, to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION or any subsequent holder hereof (each, a "Payee") at its office located at 6100 Fairview Road, Suite
1450, Charlotte, NC 28210 or at such other place as Payee or the holder hereof may designate, the principal sum of EIGHT HUNDRED FIFTY-FIVE THOUSAND FIFTY AND
41/100 DOLLARS ($855,050.41), with interest thereon in arrears, from the date hereof through and including dates of payment, at a floating per annum simple interest rate ("Contract Rate") as hereinafter calculated.

     This Note amends and restates, and evidences the current principal balance outstanding under, that promissory note, dated July 11, 1996, issued by
Reginald M. Fountain, Jr., in the principal amount of $1,067,810.66, and made payable to the order of the Payee first named above (the "Original Note"), the liability for which was assumed by the Maker under and pursuant to the Aircraft
Loan Assumption Agreement (as such term is defined in the Omnibus Agreement referred to below). This Note does not extinguish the indebtedness in respect of accrued and unpaid interest on the Original Note, which shall be repaid as hereinafter provided.

     Unless otherwise defined herein, terms defined in the Omnibus Agreement
(as hereinafter defined) are used herein as therein defined and, in addition, the following terms shall have the following meanings (terms defined in the singular to have the corresponding meaning when used in the plural, and vice versa):

          "Default Rate" means, at any time, the lesser of 18% per annum or the highest rate not prohibited by applicable law.

          "LIBOR Rate" means, with respect to any Effective
Period (as herein
     defined) occurring during the term of this Note, an interest rate per annum equal the rate published under the heading "London
Interbank Offered
     Rates (LIBOR)" for dollar deposits in the London market for a one month maturity, as published in the "Money Rates" column of the Eastern Edition of the Wall Street Journal on the first Business Day of the calendar month in which such Effective Period commences.

          "Maturity Date" means August 1, 2004.

          "Omnibus Agreement" means that Omnibus Agreement, dated as of
     September 2, 1998, by and among the Maker, Fountain
Powerboat Industries,
     Inc., Fountain Power, Inc., Transamerica Business Credit
Corporation, and
     General Electric Capital Corporation, in its individual capacity and in its capacity as agent for itself and the other Lenders (as such term is defined in the Omnibus Agreement), as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time.

          "Payment Date" means the first day of each month, commencing October
     1, 1998 and continuing thereafter until and including the Maturity Date.

     Until the Option to Convert (as defined below) is exercised, the Contract
Rate for a given period (the "Effective Period") shall be equal to the sum of
(i) two and 70/100 percent (2.70%) per annum plus (ii) the LIBOR
Rate for such
Effective Period. The first Effective Period shall begin on the date hereof, and shall continue to (but shall not include) the first Payment Date. Each subsequent Effective Period shall begin on the day immediately after the last day of the previous Effective Period to (but shall not include) the next
Payment Date.

     So long as no Default or Event of Default exists and all of the terms and conditions of this Note and the other Loan Documents are fulfilled, Maker may elect to convert (the "Option to Convert") the Contract Rate to a fixed per annum simple interest rate (which, determined as hereinafter set out, is referred to as the "Fixed Contract Rate") effective on any Payment Date upon at least 30 but no more than 60 days prior written notice (the "Notice Date") to
Payee accompanied by a Conversion Fee of $500.00 (which notice shall be irrevocable and shall be sent to the attention of Payee's Business Center
Manager, 44 Old Ridgebury Road, Danbury, CT 06810-5105). Such notice shall state the Payment Date on which Maker elects the Fixed Contract Rate to apply
(the "Fixed Contract Rate Effective Date"). Upon receipt of notice of such
Option to Convert, and the accompanying sums due, the Payee shall calculate the amount of the Periodic Installments thereafter due commencing on the Fixed
Contract Rate Effective Date using the following: (I) the outstanding principal balance of this Note on the Fixed Contract Rate Effective Date,
(ii) the Fixed
Contract Rate (determined as hereinafter set out), and (iii) the balance of the original term hereof. In addition, Maker shall pay to Payee, if necessary, prior to the Fixed Contract Rate Effective Date, an additional sum sufficient to amortize the then-unpaid principal over the balance of the original term hereof at the Contract Rate applicable for the first Periodic Installment that was due under the Original Note.

     If Maker elects to exercise this Option to Convert, the Fixed Contract
Rate shall be equal to the sum of

     (a)  Three and 17/100 percent (3.17%) per annum plus

     (b)  the applicable Current Rate (as defined below):

                    (i)  If there are eighteen (18) months or
less than
               eighteen (18) months remaining before the Maturity
Date,
               the "Current Rate" shall be the per annum interest rate
               listed for "1-Year" Treasury, constant maturity, under the column indicating an average rate as stated in the Federal
               Reserve Statistical Release H.15 (519) for the second
               calendar month preceding the calendar month in which the
               Fixed Contract Rate will be effective. If, for any reason
               whatsoever, the Federal Reserve Statistical
Release H.15
               (519) is no longer published, the Current Rate shall be
               equal to the latest annualized interest rate for "one year"
               U.S. Treasury Bills as reported by the Federal
Reserve
               Board on a weekly-average basis, adjusted for constant
               maturity as indicated in the "Money Rates" column of the
               Wall Street Journal, Eastern Edition, published on the
               first Business Day of the calendar month preceding the
               month in which the Fixed Contract Rate will be effective.

                    (ii) If there are more than eighteen (18) but less
               than forty-two (42) months remaining before the Maturity
               Date, the "Current Rate" shall be determined in the same
               manner as noted in subparagraph (i) above except it shall
               be based upon the rate listed for "2-Year"
Treasury bills.

                    (iii)     If there are more than forty-two
(42) but
               less than sixty (60) months remaining before the Maturity
               Date, the "Current Rate" shall be determined in the same
               manner as noted in subparagraph (i) above except it shall
               be based upon the rate listed for "3-Year"
Treasury bills.

                    (iv) If there are more than sixty (60) but less than
               eighty-four (84) months remaining before the Maturity Date, the "Current Rate" shall be determined in the same manner
               as noted in subparagraph (i) above except it shall be based upon the rate listed for "4-Year" Treasury bills.

                    (v)  If there are more than eighty-four (84)
but less
               than one hundred twenty (120) months remaining before the
               Maturity Date, the "Current Rate" shall be determined in
               the same manner as noted in subparagraph (i) above except
               it shall be based upon the rate listed for "5-
Year"
               Treasury bills.

     Subject to the other provisions hereof, the principal and
interest on this
Note is payable in lawful money of the United States in seventy
(70)
consecutive monthly installments, due as hereinafter provided, each in the amount of Fifteen Thousand One Hundred Eighty and 55/100 Dollars ($15,180.55 )
(each, whether or not increased as described below, a "Periodic Installment") and an seventy-first (71st) and final installment ("Final Installment"), due and payable on the Maturity Date, in the amount of the total outstanding unpaid principal and accrued but unpaid interest. The first Periodic Installment shall be due and payable on October 1, 1998, and the following Periodic
Installments shall be due and payable on each Payment Date thereafter. All payments shall be applied first to interest and then to principal; provided that the payment received in respect of the first Periodic Installment shall be applied first to the aggregate amount of interest accrued on (a) the Original
Note from and including September 1, 1998 to but excluding the date of this
Note and (b) this Note from and including the date hereof to but excluding
October 1, 1998, and any remaining balance of such first Periodic Installment shall be applied to the principal hereof. The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time. All interest calculated by reference to the LIBOR Rate shall be calculated on the basis of a 360 day year for the number of days actually elapsed and will be charged at the Contract
Rate (or if an Event of Default or from and after the Maturity
Date, at the
Default Rate) on the outstanding principal balance of this Note for each calendar day on which any principal is outstanding. All interest calculated by reference to the Fixed Contract Rate shall be calculated on the basis of a 365 day year (366 day leap year) for the number of days actually elapsed and will be charged at the Contract Rate (or if an Event of Default or from and after the Maturity Date, at the Default Rate) on the outstanding principal balance of this Note for each calendar day on which any principal is outstanding.

     In the absence of the Borrower's election of the Option to Convert, the amount and number of the Periodic Installments, moreover, will not change with fluctuations in the Contract Rate. Any increase in the Contract Rate shall be reflected by a corresponding decrease in the portion of the Periodic
Installment credited to the remaining unpaid principal balance. Any decrease in the Contract Rate shall be reflected as a corresponding increase in the portion of the Periodic Installment credited to the remaining unpaid principal balance. Notwithstanding the foregoing, at the end of each three
(3) month
period commencing with the first Payment Date hereof, Maker agrees to pay to
Payee forthwith an additional sum ("Quarterly Payment"), if any, sufficient to amortize the then-unpaid principal over the balance of the original term hereof at the Contract Rate applicable for the first Periodic Installment.

     If, and for so long as, the amount of interest due exceeds the amount of the Periodic Installment, Maker agrees to pay forthwith, in addition to (I) any
Periodic Installment then due and (ii) any Quarterly Payment, the amount by which said interest exceeds the Periodic Installment. In the event interest only is required to be paid during any period, the interest for such period shall be due and payable monthly as it accrues in arrears and the amount of such "interest only" installment shall be calculated on the unpaid principal balance existing at the commencement of such period but the amount of such installment in excess of interest due at the Contract Rate on the principal balance during such period shall be applied to repayment of principal.

     This Note is one of the Notes issued pursuant to, and is one of the Notes identified in, the Omnibus Agreement. This Note and the Payee are entitled to all of the rights, benefits and security of the Omnibus Agreement and of the other Loan Documents. This Note is secured by the Security Documents identified in the Omnibus Agreement, including without limitation the Deed of
Trust.

     Time is of the essence hereof. If any installment or any other sum due under this Note or any Loan Document is not received within fifteen (15) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of four percent (4%) of said installment or other sum in order to compensate the Payee for extra costs and expenses caused by such late payment.

     If an Event of Default shall occur, then (subject to the provisions of the
Omnibus Agreement) at any time thereafter the entire principal sum remaining unpaid, together with all interest thereon and any other sum payable under this
Note or any Loan Document at the election of Payee, shall immediately become due and payable, with interest thereon at the Default Rate from the date of such accelerated maturity until paid (both before and after any judgment).

     Except as expressly set forth in Section 2.05 of the Omnibus Agreement, prepayment of this Note is prohibited. If and to the extent that the Maker shall give notice of its intention to prepay this Note pursuant to Section 2.05 of the Omnibus Agreement, then on the date for prepayment specified in such notice there shall be due and payable in full the entire outstanding principal of and interest on this Note and, in addition thereto, a prepayment premium equal to the amount determined in accordance with the following table:

      If Prepayment is Made          The Prepayment Premium is

      Prior to August 1, 1999                 $ 10,678.11
      August 1, 1999 and thereafter           $      0.00


     It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Loan Document, in no event shall this Note or any Loan Document require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Loan
Document, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Loan Document on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Loan Document which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of
America.

     The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "Obligor") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or release of, security or of any party primarily or secondarily liable on this Note or any Loan Document or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of
Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this
Note or enforcing any of the security hereof, and agree to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees for time in fact incurred at such attorneys' standard hourly billing rates, without regard to any statutory presumption.

     This Note and the other Loan Documents constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supersedes all prior understandings, agreements and representations, express or implied.

     THIS NOTE SHALL BE GOVERNED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF
NORTH CAROLINA.

     No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

     Any provision in this Note or any Loan Document which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.



                     [Signature follows on separate page]
     IN WITNESS WHEREOF, this Note has been executed, UNDER SEAL, the day and year first above written.


ATTEST:                       FOUNTAIN POWERBOATS, INC.



                                    By:
                 Secretary          Name: Reginald M. Fountain,
Jr.
                                    Title: President

     [CORPORATE SEAL]


Payee hereby consents to the amendment and restatement of the Original Note pursuant to the foregoing Amended and Restated Promissory Note.

                               GENERAL ELECTRIC CAPITAL
CORPORATION



                                           By:
                                           Name:
                                           Title:

19
R#261782.5
Drawn by and return to:  Stephen Yeagy, Esquire
                             Womble Carlyle Sandridge & Rice,
PLLC
                         P. O. Box 831
                         Raleigh, Carolina 27602-0831
[Execution Copy]
NORTH CAROLINA      )
                    )
BEAUFORT COUNTY     )

                       FIRST AMENDMENT TO DEED OF TRUST

                         COLLATERAL INCLUDES FIXTURES


     THIS FIRST AMENDMENT TO DEED OF TRUST (this "Amendment"), is made as of
the 2nd day of September, 1998, by and among FOUNTAIN POWERBOATS,
INC., a North
Carolina corporation, whose address is 1653 Whichard's Beach
Road, Washington,
North Carolina 27889 (hereinafter referred to as the "Grantor"),
STEPHEN A.
YEAGY, the substitute Trustee under the Existing Deed of Trust referred to
below and a resident of Wake County, North Carolina, whose
address is Womble
Carlyle Sandridge & Rice, PLLC, 2100 First Union Capitol Center,
150
Fayetteville Street Mall, Raleigh, North Carolina 27601 (hereinafter referred to as the "Trustee"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, whose address is 6100 Fairview Road, Suite 1450, Charlotte, North
Carolina 28210, acting in (i) its individual corporate capacity
("GECC"), (ii)
in its capacity as the "Beneficiary under the Existing Deed of Trust referred to below (in such capacity, the "Original Beneficiary") and (iii) its capacity as the agent for the ratable benefit of the lenders now or from time to time hereafter party to the Omnibus Agreement referred to below (in such capacity, the "Agent" or, in the Agent's capacity as the beneficiary hereunder and under the Deed of Trust as defined below, the "Beneficiary"); and amends, modifies and supplements the following instrument (said instrument, together with all prior amendments, supplements and modifications thereto and thereof, if any, is referred to herein as the "Existing Deed of Trust"):

     Deed of Trust, Assignment of Rents and Security Agreement, dated
     December 31, 1996,  by and among the Grantor, William C.
Matthews,
     Jr., as Trustee, and GECC, which Deed of Trust is recorded at Book
     1063, Page 337, in the Office of the Register of Deeds , beaufort
     County, North Carolina.

                                   RECITALS:

     A. The Existing Deed of Trust was first given as a part of the security for the promissory note referred to therein (the "Original Note") evidencing a loan made by GECC to the Grantor in the original principal amount of
$10,000,000 (the "GECC Loan"), and encumbers certain real property as more particularly described therein (the "Original Property").

     B. Pursuant to the Omnibus Agreement referred to below, the Original
Note has been amended and restated by an Amended and Restated Promissory Note, dated the date hereof, executed by the Grantor and GECC and made payable to the order of GECC in the principal amount of $9,007,797.00 (the Original Note, as the same has been so amended and restated by said Amended and Restated
Promissory Note, and together with all promissory notes delivered in substitution or exchange therefor, in each case as the same may be modified, amended, supplemented, restated, extended, consolidated, renewed or replaced and in effect from time to time, is referred to herein as the "Amended GECC
Note").

     C.   The Grantor, GECC and the Agent, together with Fountain
Powerboat
Industries, Inc., Fountain Power, Inc. and Transamerica Business
Credit
Corporation ("Transamerica" and, together with GECC, the
"Lenders") have
entered into an Omnibus Agreement, dated the date hereof (as the same may be
amended, supplemented, restated, extended, renewed, replaced or otherwise
modified and in effect from time to time, the "Omnibus
Agreement"). Pursuant to
and subject to the terms of the Omnibus Agreement, (1) GECC and the Grantor
have agreed to amend and restate the terms of another note
evidencing a loan
made by GECC to Reginald M. Fountain, Jr. on July 11, 1996 in the
original
principal amount of $1,067,810.66 (the "Aircraft Loan"), the liability for
which was subsequently assumed by the Grantor pursuant to the
Aircraft Loan
Assumption Agreement (as defined in the Omnibus Agreement), said amendment and
restatement being set forth in, and the outstanding principal balance of said
loan being evidenced by, that Amended and Restated Promissory
Note, dated the
date hereof, executed by the Borrower in the principal amount of
$855,050.41
and payable to the order of GECC (the "Amended Aircraft Note"), and (2)
Transamerica has agreed to make a loan of $4,000,000 to the Grantor (the
"Transamerica Loan"; the GECC Loan, the Aircraft Loan and the Transamerica Loan are sometimes referred to herein collectively as the "Loans" and individually as a "Loan"), which loan is evidenced by that Promissory Note, dated the date hereof, executed by the Borrower in the principal amount of $4,000,000.00 and payable to the order of Transamerica (the "Transamerica Note").

     D. Pursuant to the Omnibus Agreement, in addition to all of the other collateral described therein or in the other Security Documents, the Grantor has agreed that all of the property encumbered by the Deed of Trust (as hereinafter defined) shall secure not only the GECC Loan but all of the Loans on a ratable basis, and that the Agent, for the ratable benefit of the lenders now or from time to time hereafter party to the Omnibus Agreement (the
"Lenders"), shall succeed to all of GECC's right, title and interest in, to and under the Deed of Trust (as hereinafter defined) as beneficiary and hold the beneficial interest thereunder as security for the payment of the principal of, premium, if any, and interest on the Loans and all of the other Obligations (as hereinafter defined). In addition, the parties wish to provide that the
Trustee shall hold the property encumbered by the Existing Deed of Trust, together with the additional property encumbered pursuant to this Amendment, for the account of the Beneficiary for the ratable benefit of the Lenders, as security for the payment of the principal of, premium, if any, and interest on the Loans and all of the other Obligations.

     E. The Grantor has acquired certain additional real property (the
"Additional Property"), which property is adjacent to the Original Property and which, together with the Original Property, is more particularly described in
Exhibit A attached hereto and incorporated herein by reference
(the Original
Property and the Additional Property are collectively referred to as the
"Property"). As a condition of the undertakings of the Lenders under the
Omnibus Agreement, the Grantor is required, and the Grantor has agreed, to convey to the Trustee the Additional Property under and subject to, and as a part of, the property encumbered by the lien of the Deed of Trust. By a conveyance of, and a grant of the security interest in, all of the Property, the Grantor desires to secure the payment of the principal of, premium, if any, and interest on the Loans and the Notes (as hereinafter defined), together with any renewals or extensions thereof, in whole or in part, and all of the other
Obligations, including without limitation the additional payments agreed to be made pursuant to the Deed of Trust.

     F. The parties also desire to make certain other modifications and amendments to the Existing Deed of Trust.
     NOW, THEREFORE, the Grantor, the Trustee, the Original
Beneficiary and the
Beneficiary hereby agree as follows:

1. Definitions. (a) Except as otherwise provided herein, terms defined in the Existing Deed of Trust are used herein as therein defined. 2.
3. (b) The following terms defined in the Omnibus Agreement are used herein as therein defined: "Assignment of Rents", "Default Rate", "Loan
Documents", "Security Documents" and "Required Lenders".
4.
5. (c) In addition to the terms defined above in the first paragraph of and in the Recitals to this Amendment, the terms as defined below, for all purposes of this Amendment (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings set forth herein:
6.
          "Deed of Trust" means the Existing Deed of Trust, as amended pursuant to this Amendment and as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time.

          "Improvements" shall have the meaning assigned to such term in
     Section 4 hereof.

          "Notes" means the Amended GECC Note, the Amended
Aircraft Note and
     the Transamerica Note, in each case together with all promissory notes delivered in substitution or exchange therefor, in each case as the same may be modified, amended, supplemented, restated, extended, consolidated, renewed or replaced and in effect from time to time.

          "Obligations" shall have the meaning assigned to such term in Section
          3 hereof.

          "Personal Property" shall have the meaning assigned to such term in
     Section 4 hereof.

          "Rents" shall have the meaning assigned to such term in Section
     4 hereof.

          "Trust Estate" shall have the meaning assigned to such term in
     Section 4 hereof.

     (d) Any term defined in the singular (whether herein, in the Existing
Deed of Trust or in the Omnibus Agreement) shall have the corresponding meaning when used in the plural, and vice versa.

     (e) Any terms that are defined in this Amendment which are used without express definition in the text of any of the modifications to the Existing Deed of Trust made hereunder shall, as part of the Deed of Trust, have the meanings so assigned to them in this Amendment. Any terms that are defined in the
Omnibus Agreement, and identified in paragraph (b) of this Section, which terms are used without express definition in the text of any of the modifications to the Existing Deed of Trust made hereunder shall, as part of the Deed of Trust, have the meanings so assigned to them in the Omnibus Agreement.

1.        Transfer of Original Beneficiary's Interest.  The
Original
Beneficiary hereby transfers, conveys and assigns to the Beneficiary all of its right, title and interest in, to and under the Existing Deed of Trust and the original "Trust Estate" thereunder, to be held by the Beneficiary for the ratable benefit of the Lenders to secure the repayment of the principal of, premium, if any, and interest on the Loans and the Notes and any and all other
Obligations. The Beneficiary hereby accepts the aforesaid transfer, conveyance and assignment.
2.
3. Security for Obligations. The Grantor agrees that, from and after the date of this Amendment, the Deed of Trust shall secure the Loans, the
Notes, and any and all liabilities and obligations of the Grantor thereunder or under the Omnibus Agreement, the Security Documents or the other Loan
Documents (i) for the payment of the principal of the Loans and the Notes in the aggregate principal amount of $13,862,847.41, together with all premium, if any, and interest thereon; (ii) for the payment of the principal of and interest, if any, on any and all other "Obligations" (as such term is defined in the Omnibus Agreement); (iii) for the payment of all reasonable attorney's fees, court costs and expenses of whatever nature incurred in collection of such indebtedness and the enforcement or protection of the interest of the
Beneficiary and the Lenders under the Deed of Trust, (iv) for the payment of all sums advanced by the Beneficiary of the Lenders to protect the Trust
Estate, with interest thereon at the Default Rate; (v) for the performance of the Grantor's obligations and agreements contained in the Deed of Trust, the
Notes, the Omnibus Agreement, the Security Documents, the other Loan Documents, and any other instrument or modifications or amendments thereof given to evidence or further secure the payment and performance of any obligation or indebtedness secured hereby (all of the foregoing, including the "Obligations" as defined in the Omnibus Agreement, are collectively referred to herein as the
"Obligations").
4.
5. Conveyance. As security for the repayment and performance of all of the Obligations, the Grantor hereby irrevocably grants, transfers, conveys and assigns to the Trustee, IN TRUST, WITH POWER OF SALE, for the benefit and security of the Beneficiary held for the ratable benefit of the Lenders, under and subject to the terms and conditions of the Deed of Trust, the Property located in the County of Beaufort, State of North Carolina, described in
Exhibit A attached to this Amendment and by this reference incorporated herein;
6.
7. TOGETHER WITH all rents, issues, profits, royalties, income and other benefits derived from the Property (collectively the "Rents"), subject to the right, power and authority hereinafter given to the Grantor to collect and apply such Rents (the Rents have also been assigned to the Beneficiary pursuant to a separate Assignment of Rents);
8.
9. TOGETHER WITH all leasehold estate, right, title and interest of the
Grantor in and to all leases or subleases covering the Property or any portion thereof now or hereafter existing or entered into, and all right, title and interest of the Grantor thereunder, including, without limitation, all cash or security deposits, advance rentals and deposits or payments of similar nature;
10.
11. TOGETHER WITH all right, title and interest of the Grantor in and to all options to purchase or lease the Property or any portion thereof or interest therein, and any greater estate in the Property owned or hereafter acquired;
12.
13. TOGETHER WITH all interests, estate or other claims (but none of the obligations), both in law and in equity, which the Grantor now has or may hereafter acquire in the Property;
14. TOGETHER WITH all easements, rights-of-way and rights used in connection therewith or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto;
15.
16. TOGETHER WITH all right, title and interest of the Grantor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Property, and any and all sidewalks, alleys and strips of land adjacent to or used in connection with the Property;
17.
18. TOGETHER WITH any and all buildings and improvements now or hereafter erected thereon, including, but not limited to, the fixtures, attachments, appliances, equipment, machinery, and other articles attached to the buildings and other improvements on the Property (hereinafter called the "Improvements");
19.
20. TOGETHER WITH all right, title and interest of the Grantor in and to all tangible and intangible personal property now or hereafter owned or leased by the Grantor relating to or associated with the Property, including, without limitation, all the Grantor's right, title and interest in, to and under (a) all furniture, furnishings, machinery, apparatus, equipment, fittings, fixtures and other articles of tangible personal property now owned or leased or hereafter acquired by the Grantor and now or at any time hereafter located on or at the Property and the Improvements now or hereafter erected thereon or used in connection with the Property and/or the Improvements, and the operation and maintenance thereof; (b) all proceeds or sums payable in lieu of or as compensation for the loss or damage to any property described in
(a) above or
to the Property or the Improvements; (c) all rights in and to all pertinent present and future fire and/or hazard insurance policies (including, but not limited to, insurance proceeds) covering the Property, the Improvements or the property described in (a) above; (d) all awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value of the Property, the Improvements or the property described in (a) above in any eminent domain proceeding and all payments made in respect of a conveyance made in lieu of any such taking; (e) all proceeds of every kind and description of the property described in clauses (a) through (d) above (all of the foregoing is referred to herein collectively as the "Personal Property");
21.
22. TOGETHER WITH all other interest of every kind and character which the Grantor now has or at any time hereafter acquires, in and to the real and personal property described herein, and all property which is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of the Grantor with respect to such property;
and any proceeds thereof (including insurance proceeds), any additions and accessions thereto, and any replacements or renewals of all of the foregoing;
23.
24. TOGETHER WITH all the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds (including premium refunds) of insurance in effect with respect to the Trust Estate, as herein defined, which the Grantor now has or may hereafter acquire in the
Property and Improvements, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Trust Estate (as hereinafter defined), including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages;
25.
26. TOGETHER WITH all (to the full extent legally assignable) licenses, permits and authorizations (issued in the name of the Grantor) necessary for the operation of the Property and Improvements as a boat manufacturing facility;
27.
28. The entire estate, property and interest conveyed by this Amendment to the Trustee may hereinafter be referred to as the "Trust Estate".
29.
30. TO HAVE AND TO HOLD the Property, the Improvements and the Trust
Estate, with all rights, privileges and appurtenances thereunto belonging or appertaining, as hereinabove described, to the Trustee, his heirs, successors and assigns in fee simple forever, upon the trusts and for the uses and purposes hereinafter set forth;
31.
32. AND THE GRANTOR COVENANTS WITH THE TRUSTEE that it is seized of the
Property and Improvements in fee simple and good and marketable title to the remainder of the Trust Estate, and has the right to convey the same; that it will warrant and defend the same against the lawful claims of all persons whomsoever and that the Property and Improvements are free and clear of all liens and encumbrances, except those, if any, set forth in Exhibit B attached to this Amendment and incorporated herein by reference.
33.
                       THIS CONVEYANCE IS MADE IN TRUST
                          FOR THE PURPOSE OF SECURING

     a. Payment of the indebtedness in the aggregate principal amount of
$13,862,847.41, with interest and premium (if any) thereon, evidenced by the
Notes from time to time executed by the Grantor, which have been or may hereafter be delivered to and made payable to the order of the respective
Lenders, and which by this reference are hereby made a part hereof, and any and all modifications, extensions and renewals thereof. The Deed of Trust also secures all attorney's fees, court costs and expenses of whatever kind incident to the collection of the indebtedness and the enforcement or protection of the
Beneficiary's interest under the Deed of Trust, and any and all other
Obligations;

     b. Payment of all sums advanced by the Beneficiary or any Lender to protect the Trust Estate, with interest thereon at the Default
Rate; and

     c. Performance of the Grantor's obligations and agreements contained in the Deed of Trust, the Notes, the Omnibus Agreement, the Security
Documents and
all of the other Loan Documents.

1.        Covenants, Etc. Applicable.  All covenants, obligations
and
undertakings of the Grantor, and all other terms, conditions, defaults and
other provisions, contained in the Existing Deed of Trust
relating in any
manner to the "Trust Estate" (as defined in the Existing Deed of
Trust) or any
part thereof shall be deemed to apply to the Trust Estate (as defined herein)
and each part thereof, whether or not expressly referred to
herein.
2.
(a)       Security Interest.    The Grantor hereby grants to the
Beneficiary
for the ratable benefit of the Lenders a security interest in the Personal
Property located on or at the Property, including without limitation, any and all property of similar type or kind, and any replacements or renewals thereof, hereafter located on or at the Property, for the purpose of securing all of the
Obligations. This Amendment constitutes a Security Agreement as that term is used in the Uniform Commercial Code of North Carolina (the "UCC").
(b)
(c) The Grantor hereby warrants, represents and covenants as follows:
(d)
     (i) Except for the security interest granted hereby, the Grantor is, and as to portions of the Personal Property to be acquired after the date hereof will be, the sole owner (or lessee in the case of Personal
Property leased by
     the Grantor) of the Trust Estate, free from any adverse lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever. The
     Grantor will notify the Beneficiary of, and will defend the Trust Estate against, all claims and demands of all persons at any time claiming the same or any interest therein.

     (i) Except for inventory of the Grantor sold in the ordinary course of its business, the Grantor will not lease, sell, convey or in any manner transfer the Personal Property without the prior written consent of the
     Beneficiary.

     (i) The Personal Property is not used or bought for personal, family or household purposes.

     (i) Except for inventory of the Grantor sold in the ordinary course of its business, the Personal Property will be kept on or at the Property. The
     Grantor will not remove the Personal Property from the Property without the prior written consent of the Beneficiary, except such portions or items of
     Personal Property which are consumed or worn out in ordinary usage, all of which shall be promptly replaced by the Grantor.

     (i) The Grantor maintains a place of business in the State of North
     Carolina, and the Grantor will immediately notify the Beneficiary in writing of any change in its place of business as set forth in the Deed of Trust.

     (i) At the request of the Beneficiary, the Grantor will execute one or more financing statements and renewals and amendments thereof pursuant to the
     Uniform Commercial Code of North Carolina in form satisfactory to the
     Beneficiary, and will pay the cost of filing the same in all public offices wherever filing is deemed by the Beneficiary to be necessary or desirable.

(a) All covenants, obligations and undertakings of the Grantor, and all other terms, conditions, defaults and other provisions, contained in the
Deed of Trust relating in any manner to the "Personal Property" (as defined in the Existing Deed of Trust) shall be deemed to apply to the Personal Property whether or not expressly referred to herein.
(b)
2. Construction of Terms. (a) The terms set forth in the table appearing in Schedule A attached hereto and incorporated herein by reference, as used in the Existing Deed of Trust, henceforth shall be deemed to refer to the terms defined in this Amendment or (if so indicated) in the Omnibus
Agreement as set forth opposite such terms.
3.
4. (b) In addition, each of the following words or phrases used in the
Existing Deed of Trust, henceforth shall be construed to refer to the Grantor's indebtedness in respect of the principal of, premium, if any, and interest on the Loans and the Notes and in respect of all other Obligations:
"indebtedness
secured hereby", "indebtedness evidenced by the Note" or any phrase like or similar thereto or words of similar intent.
5.
6. References to Beneficiary. (a) The following references in the
Existing Deed of Trust to the term "Beneficiary" henceforth shall be construed to refer to the Lenders:
7.
          (i) those set forth in paragraph (a) of Section 1.05 of the Existing
     Deed of Trust;

          (ii) that set forth in the first sentence of paragraph
(c) of Section
     1.05 of the Existing Deed of Trust;

          (iii)     those set forth in paragraphs (b) and (c) of
Section 1.14
     of the Existing Deed of Trust;

          (iv) that set forth in Section 1.24 of the Existing
Deed of Trust;

          (v) those set forth in the fourth sentence of paragraph (a) of
     Section 1.25 of the Existing Deed of Trust;

          (vi) those set forth in paragraph (e) of Section 4.01 of the Existing
     Deed of Trust;

          (vii)     that set forth in the first sentence of
Section 4.02 of the
     Existing Deed of Trust; and

          (vii)     the first such reference set forth in Section
5.10 of the
     Existing Deed of Trust.

     (b) The following references in the Existing Deed of Trust to the term
"Beneficiary" henceforth shall be construed to refer to the Agent or any Lender or to the Agent and the Lenders, as the context may require:

          (i)  those set forth in the first sentence of paragraph
(a) of
     Section 1.07 of the Existing Deed of Trust;

          (ii) that those set forth in paragraph (b) of Section
1.07 of the
     Existing Deed of Trust;

          (iii)     those set forth in paragraph (c) of Section
1.07 of the
     Existing Deed of Trust;

          (iv) those set forth in paragraph (b) of Section 1.08 of the Existing
     Deed of Trust;

          (v)  those set forth in Section 1.12 of the Existing
Deed of Trust;

          (vi) those set forth in Section 1.17 of the Existing
Deed of Trust;

          (vii)     that set forth in Section 1.21 of the
Existing Deed of
     Trust;

          (viii)    those set forth in the last sentence of
paragraph (a) of
     Section 1.25 of the Existing Deed of Trust;

          (ix) those set forth in the second paragraph of paragraph (c) of
     Section 1.25 of the Existing Deed of Trust;

          (x) that set forth in paragraph (d) of Section 1.25 of the Existing
     Deed of Trust;

          (xi) that set forth in paragraph (h) of Section 4.01 of the Existing
     Deed of Trust;

          (xii)     that set forth in the last sentence of
subparagraph (c)(4)
     of Section 4.02 of the Existing Deed of Trust;

          (xiii) that set forth in the last sentence of the last paragraph of Section 4.02 of the Existing Deed of Trust; and

          (xiv)     those set forth in Section 5.11 of the
Existing Deed of
     Trust.

1.        Additional Specific Amendments.
2.
(a)       Section 1.20 of the Existing Deed of Trust is hereby
amended and
restated in its entirety as follows:
(b)
          "1.20     Powers.  Without affecting the liability of
any other
     person liable for the payment of the Obligations, if any, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Estate not then or theretofore released as security for the full amount of all Obligations, all (but not less than all) of the Lenders may, or the Beneficiary (at the direction of all of the
     Lenders) may, from time to time and without notice, (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) release or reconvey (or cause to be released or reconveyed at any time at the
     Lenders' option) any parcel, portion or all of the Trust
Estate, (v)
     take or release any other or additional security for any of the
     Obligations, (vi) make compositions or other arrangements with debtors in relation thereto or (vii), as provided herein, advance additional funds to protect the security hereof or pay or discharge the obligations of the Grantor hereunder, or under the Loan
Documents
     or the Security Documents, and all amounts so advanced, with interest thereon, at the Default Rate, shall be secured hereby.  The
Grantor
     consents that the provisions of N.C. Gen. Stat. 45-45.1 or any similar statute hereafter enacted in replacement or in substitution thereof shall be inapplicable to this Deed of Trust.

(a) Paragraph (g) of Section 4.01 of the Existing Deed of Trust is hereby amended and restated in its entirety as follows:
(b)
          "(g) Either (i) there has occurred a breach of or default under any other term, covenant, agreement, condition, provision, representation or warranty in this Deed of Trust and such breach or
     default is not fully cured within the stated cure period therefore, within the stated cure period for a similar breach or default under the Omnibus Agreement or the Security Documents or, in the absence of any such stated cure period, within thirty (30) days (but in no event shall this provision be construed to add to, increase or duplicate any stated cure period) after the earlier of (A) the first day on which a responsible officer of the Grantor has knowledge thereof or
     (B) written notice thereof has been given to the Grantor by the
     Beneficiary or any Lender, or (ii) any "Event of Default"
(as defined
     in any other Loan Document or Security Document) shall occur."

(a) The second paragraph of Section 4.03 of the Existing Deed of Trust is hereby amended and restated in its entirety as follows:
(b)
          "Upon application of the Beneficiary, it shall be lawful for and the duty of the Trustee, and he is hereby authorized and empowered, to expose to sale and to sell the Property and the Improvements
     (either in whole or in separate parcels and in such order as the
     Trustee may determine), and the Personal Property at public auction for cash. After having first complied with all applicable requirements of North Carolina law with respect to the exercise of
     powers of sale contained in deeds of trust and upon such sale, the
     Trustee shall convey title to the purchaser in fee simple.
After
     retaining from the proceeds of such sale just compensation for his services and all expenses incurred by him, including a trustee's commission not exceeding three percent (3%) of the bid, the Trustee shall apply the residue of the proceeds in accordance with the provisions of Section 45-21.31 of the North Carolina General Statutes. The Grantor agrees that in the event of sale hereunder,
     the Beneficiary or any Lender shall have the right to bid thereat.
     The Trustee may require the successful bidder at any sale to deposit immediately with the Trustee cash or certified check in an amount not to exceed ten percent (10%) of the bid, provided notice of such requirement is contained in the advertisement of the sale.
The bid
     may be rejected if the deposit is not immediately made, and thereupon the next highest bidder may be declared to be the purchaser.
Such
     deposit shall be refunded in case a resale is had;
otherwise, it
     shall be applied to the purchase price.  If the Personal
Property is
     sold hereunder, it need not be at the place of sale. The published notice, however, shall state the time and place where such property may be inspected prior to sale. If a foreclosure proceeding is commenced by the Trustee but not completed, the Trustee's fee shall be one percent (1%) of the then-outstanding principal balance of the
     Notes if the termination occurs prior to the first public auction sale and two percent (2%) of the then-outstanding principal balance of the Notes if the termination occurs after the first public auction sale."

(a) The Section 4.05 of the Existing Deed of Trust is hereby amended and restated in its entirety as follows:
(b)
          "4.05  Remedies Not Exclusive.  The Trustee, the
Beneficiary and
     the respective Lenders, and each of them, shall be entitled to enforce payment and performance of the Obligations and to exercise all rights and powers under this Deed of Trust or under any other
     Loan Document or other agreement or any laws now or hereafter in force, notwithstanding some or all of the indebtedness and obligations secured hereby may now or hereafter be otherwise secured,
     whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect the Trustee's, the Beneficiary's or any Lender's right to realize upon or enforce any other security now or hereafter held by the Trustee, the Beneficiary or such Lender. The Trustee, the
     Beneficiary and the Lenders, and each of them, shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by the Beneficiary, the Trustee or any Lender in such order and manner as the Trustee, the Beneficiary or the Required
Lenders, as
     applicable, may in their absolute discretion determine. No remedy herein conferred upon or reserved to the Trustee, the Beneficiary or the Lenders is intended to be exclusive of any other remedy herein or by law provided or preclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to the Trustee, the Beneficiary or
     any Lender (or to which any of them may be otherwise entitled) may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Trustee, the Beneficiary or such Lender and any of them may pursue inconsistent remedies."

(a)       The Section 5.02 of the Existing Deed of Trust is
hereby amended and
restated in its entirety as follows:
(b)
          "5.02     Successors and Assigns.  This Deed of Trust
applies
     to, inures to the benefit of and binds all parties hereto
(including
     the Lenders), their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall mean the Agent under the Omnibus Agreement and any person or entity that shall be a successor Agent thereunder. The term "Lender" shall mean an owner and holder of a Note, whether or not named as a Lender herein."

(a)       The Section 5.12 of the Existing Deed of Trust is
hereby amended and
restated in its entirety as follows:
(b)
          "5.12     Non-Waiver.  The acceptance by the
Beneficiary or any
     Lender of any sum after the same is due shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums hereby secured or to declare a default as herein provided. The acceptance by the Beneficiary or any Lender of any sum in an amount less than the sum then due shall be deemed an acceptance on account only and upon condition that it shall not constitute a waiver of the obligation of the Grantor to pay the entire sum then due.
The
     Grantor's failure to pay the entire sum then due shall be and continue to be a default notwithstanding such acceptance of such amount on account, as aforesaid. At all times thereafter and without regard to whether the entire sum then due shall have been paid (and notwithstanding the acceptance by Beneficiary or any Lender thereof of further sums on account, or otherwise), the Beneficiary, the
     Lenders and the Trustee shall be entitled to exercise all rights in this instrument conferred upon them, or any of them, upon the occurrence of a default. The right to proceed with a sale under any notice of default, and election to sell, or the right to exercise any other rights or remedies hereunder, shall in no way be impaired, whether any of such amounts are received prior or subsequent to such proceeding, election or exercise. Consent by the Beneficiary or the
     Lenders (or any of them) to any transaction or action of the Grantor which is subject to consent or approval of the Beneficiary or the
     Lenders (or any of them) hereunder or under the Omnibus
Agreement
     shall not be deemed a waiver of the right to require such consent or approval to future or successive transactions or actions."

1. Execution by Trustee. The Trustee joins in the execution of this
Amendment for the sole purpose of acknowledging his receipt of notice of the terms and provisions hereof, his acceptance of the conveyances made herein for the purposes herein described, and his agreement to be bound thereby.
2.
3. Ratification, Etc. Except as herein expressly modified and amended, the Existing Deed of Trust shall be and continue in full force and effect.
None of the parties hereto intends that anything in this Amendment shall be construed as a novation, and this Amendment does not effect a novation. The
Grantor hereby ratifies and confirms the conveyances and assignments provided in, and the security provided by and its duties, obligations and responsibilities under, the Existing Deed of Trust, as the same heretofore may have been and by this Amendment hereby is modified and amended, and acknowledges that the Existing Deed of Trust, as so modified, supplemented and amended, is fully enforceable against the property therein described. The
Existing Deed of Trust, all prior amendments and supplements thereto and modifications thereof, if any, and this Amendment shall be construed together as a single instrument.
4.
5. North Carolina Law . This Amendment shall be construed in accordance with and governed by, and any dispute arising out of or related to the relationship established among the parties from time to time party hereto in connection with this Amendment (and whether arising in contract, tort, equity, or otherwise) shall be resolved in accordance with, the internal laws and not the conflicts of law provisions of the State of North Carolina. This Amendment is intended to be effective as an instrument executed under seal. 6.
7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which, together, shall constitute but one instrument. Any duplicate original of this instrument may be recorded with the Register of Deeds of any county in which the Property, or any portion thereof, is located.
8.
9.
10.
                     [Signatures follow on separate pages]

     IN WITNESS WHEREOF, the Grantor, the Trustee, the Original
Beneficiary and
the Beneficiary have executed this Amendment under seal as of the day and year first above written.

                              GRANTOR:

ATTEST:                       FOUNTAIN POWERBOATS, INC., a
                              North Carolina corporation



                                        By:
                     Secretary          Name: Reginald M.
Fountain, Jr.
                                        Title: President

     [CORPORATE SEAL]



NORTH CAROLINA

_______________ COUNTY

     I, _______________________________, a Notary Public of
___________ County,
North Carolina, do hereby certify that
______________________________
personally came before me this day and acknowledged that [s]he is the _________
Secretary of Fountain Powerboats, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____ President, sealed with its corporate seal and attested by himself/herself as its _________ Secretary.

          WITNESS my hand and notarial seal, this _____ day of August, 1998.

                              __________________________
                                   Notary Public
[NOTARY SEAL]


My commission expires:

______________________

      [This is a signature page to the First Amendment to Deed of Trust, signed by the party named above]

     [Signatures continued from preceding page]


                              TRUSTEE:



                                   (SEAL)
                              Stephen A. Yeagy, as Trustee


NORTH CAROLINA

WAKE COUNTY

     I, _______________________________, a Notary Public of
___________ County,
North Carolina, do hereby certify that Stephen A. Yeagy, Trustee, personally came before me this day and acknowledged the foregoing instrument in his capacity as Trustee.

          WITNESS my hand and notarial seal, this _____ day of August, 1998.

                              __________________________
                                   Notary Public
[NOTARY SEAL]


My commission expires:

______________________

      [This is a signature page to the First Amendment to Deed of Trust, signed by the party named above]

     [Signatures continued from preceding page]


                              ORIGINAL BENEFICIARY AND
BENEFICIARY:

ATTEST:                       GENERAL ELECTRIC CAPITAL
CORPORATION,
                              a New York corporation,
individually and as Agent



                                        By:
                     Secretary          Name:
                                        Title:

     [CORPORATE SEAL]



STATE OF ______________

_______________ COUNTY

     I, _______________________________, a Notary Public of
___________ County,
State of ____________________, do hereby certify that ______________________________ personally came before me this day
and
acknowledged that [s]he is the _________ Secretary of General
Electric Capital
Corporation, a New York corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____ President, sealed with its corporate seal and attested by himself/herself as its _________ Secretary.

          WITNESS my hand and notarial seal, this _____ day of August, 1998.

                              __________________________
                                   Notary Public
[NOTARY SEAL]


My commission expires:

______________________


      [This is a signature page to the First Amendment to Deed of Trust, signed by the parties named above]

                                  SCHEDULE A
                                      TO
                       FIRST AMENDMENT TO DEED OF TRUST

The terms set forth in the following table, as used in the Existing Deed of
Trust, henceforth shall be deemed to refer to the terms defined in this
Amendment or (if so indicated) in the Omnibus Agreement as set forth opposite such terms.

     The following term used
  in the Existing Deed of Trust   Shall be deemed to refer to

     "Assignment of Rents"    the Assignment of Rents (as defined
in the
                              Omnibus Agreement)
     "Beneficiary"            the Agent, acting in its capacity
as such for
                              the ratable benefit of the Lenders
from time to
                              time party to the Omnibus Agreement
     "this Deed of Trust"     the Deed of Trust
     "Default Rate"           the Default Rate (as defined in the
Omnibus
                              Agreement)
     "Improvements"           the Improvements
     "loan" or "loans"        the Loans
     "Loan Agreement"         the Omnibus Agreement
     "Loan Instruments"       the Loan Documents(as defined in
the
                              Omnibus Agreement)
     "Note"                   the Notes
     "Personal Property"      the Personal Property
     "Property"               the Property
     "Rents"                  the Rents
     "Security Agreement"     the Borrower Security Agreement (as
defined in
                              the Omnibus Agreement)
     "Trust Estate"           the Trust Estate



                                   EXHIBIT A

                       Legal Description of the Property


                                   EXHIBIT B

                       Permitted Liens and Encumbrances


TRACT I:

1. The lien of all taxes for the year 1998 and thereafter, which are not yet delinquent.

2.   Right of way to State Highway Commission, recorded in Book
529, page 278,
     Beaufort County Registry.

3.   Permit to Carolina Telephone & Telegraph Company recorded in
Book 474,
     Page 275, Beaufort County Registry.

4.   Rights of way to Carolina Power & Light Company recorded in
Book 541, Page
     76; Book 602, Page 207; Book 614, Page 258; Book 702, Page
415; Book 782,
     Page 15; Book 886, Page 73; and, Book 886, Page 72, Beaufort
County
     Registry.

5. Rights of others in and to the use of the perpetual non-exclusive sixty
     (60) foot access easement for ingress, egress, and regress which is located adjacent to and on the West side of subject property.

6. Rights of adjoining property owners in and to ditches affecting subject property.

7. UCC to the benefit of General Electric Capital Corporation in UCC File #96-
     1214, Beaufort County Registry.

8.   Deed of Trust to William C. Matthews, Jr., Trustee(s) for
General Electric
     Capital Corporation, dated December 31, 1996, in the amount of
     $10,000,000.00 recorded in Book 1063, Page 337, Beaufort
County Registry.
     (To be modified).

9.   Assignment of Rents recorded in Book 1063, Page 372,
Beaufort County
     Registry.  (To be modified).

10. Survey entitled, "Survey for Fountain Powerboats, Inc.", dated October 12,
     1987 and revised August 28 and 29, 1990; September 5, 1990, by Thomas W.
     Harwell, Registered Land Surveyor reveals the following: a) power poles and electrical lines situated on and crossing over subject property; b)
     easement ten (10) feet in width for telephone, power and cable television along the Northeasterly lot line; c) ten (10) foot by seventy (70) foot sight easement in the Northernmost corner of subject property; d) ditch running along the Southwesterly lot line and a portion running through the subject property; and e) existing pump house belonging to the property adjoining to the Southeast encroaches onto subject property.


TRACT II:

1. The lien of all taxes for the year 1998 and thereafter, which are not yet delinquent.

2.   Easements to Carolina Power & Light Company recorded in Book
468, Page 43;
     Book 474, Page 275; Book 540, Page 571; Book 541, Page 76;
Book 803, Page
     936; Book 803, Page 937; Book 813, Page 154; and, Book 878,
Page 95,
     Beaufort County Registry.

3. Riparian rights or title to that portion of subject property lying below the highwater mark of Pamlico River and the canal.

4. Rights of others in and to the use of the Pamlico River and the canal.

5. Rights of adjoining property owners in and to ditches affecting subject property.

6. UCC to the benefit of General Electric Capital Corporation in UCC File #96-
     1214, Beaufort County Registry.

7.   Deed of Trust to William C. Matthews, Jr., Trustee(s) for
General Electric
     Capital Corporation, dated December 31, 1996, in the amount of
     $10,000,000.00 recorded in Book 1063, Page 337, Beaufort
County Registry.
     (To be modified).

8.   Assignment of Rents recorded in Book 1063, Page 372,
Beaufort County
     Registry.  (To be modified).

9. Survey entitled, "Site Plan for Fountain Powerboats, Inc.", dated June 27,
     1990 and revised August 29 and 31, 1990; and September 5,
1990, by Thomas
     W. Harwell, Registered Land Surveyor reveals the following:
a) power
     poles, power lines, fire hydrants, indicator posts, control panel, electrical transformers, catch basins, bulkheads and water pump affecting subject property; b) Pamlico River along the Northerly lot line; and c)
     swale and canal affecting subject property.

TRACT III:

1. The lien of all taxes for the year 1998 and thereafter, which are not yet delinquent.

2.   Easements to Carolina Power & Light Company recorded in Book
468, Page 43;
     Book 474, Page 275; Book 540, Page 571; Book 541, Page 76;
Book 803, Page
     936; and, Book 803, Page 937 Beaufort County Registry.

3. Riparian rights or title to that portion of subject property lying below the highwater mark of Pamlico River and the canal.

4. Rights of others in and to the use of the Pamlico River and the canal.

5. Rights of adjoining property owners in and to ditches affecting subject property.

6. UCC to the benefit of General Electric Capital Corporation in UCC File #96-
     1214, Beaufort County Registry.

7.   Deed of Trust to William C. Matthews, Jr., Trustee(s) for
General Electric
     Capital Corporation, dated December 31, 1996, in the amount of
     $10,000,000.00 recorded in Book 1063, Page 337, Beaufort
County Registry.
     (To be modified).

8.   Assignment of Rents recorded in Book 1063, Page 372,
Beaufort County
     Registry.  (To be modified).

9. Any encroachments, overlaps, boundary line disputes, easements, measurements, variations in area or content, party walls or other facts which a correct survey and inspection of the premises would show subsequent to October 16, 1996.


12
R#2611783.3
[Execution Copy]

                 FIRST AMENDMENT TO AIRCRAFT CHATTEL MORTGAGE

     THIS FIRST AMENDMENT TO AIRCRAFT CHATTEL MORTGAGE (this
"Amendment") is
made this 2nd day of September, 1998, by and among

     REGINALD M. FOUNTAIN, JR., an individual with a place of
business at 1653
     Whichard's Beach Road, P.O. Drawer 457, Washington, North
Carolina  27889
     ("RMF");

     FOUNTAIN POWERBOATS, INC., a North Carolina corporation with its principal place of business at 1653 Whichard's Beach Road, P.O. Drawer
457,
     Washington, North Carolina  27889 (the "Borrower"); and

     GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation having an office at 6100 Fairview Road, Suite 1450, Charlotte, North
Carolina 28210,
     both individually (in its individual corporate capacity, "GECC") and in its capacity as the agent for the lenders from time to time to the Omnibus
     Agreement referred to below (in such capacity, the "Agent").

                                  BACKGROUND:

     A. RMF and GECC heretofore entered into that Aircraft Chattel Mortgage, dated as of July 11, 1996, recorded by the Federal Aviation Administration on
September 17, 1996 at its office in Oklahoma City, Oklahoma under document number DD011087 (the "Mortgage"), pursuant to which RMF encumbered the Aircraft
(as described and defined in the Mortgage) as security for the promissory note referred to therein (the "Original Note") evidencing a loan made by GECC to RMF in the original principal amount of $1,067,810.66 (the "Aircraft Loan").

     B.   Pursuant to a Transfer and Assumption Agreement, dated
October 1,
1997, recorded by the Federal Aviation Administration on December
4, 1997 at
its office in Oklahoma City, Oklahoma under document number
FF23142 (the
"Transfer and Assumption Agreement"), RMF transferred and conveyed the Aircraft to the Borrower, subject to the Mortgage, and the Borrower assumed liability for the repayment of the principal of, premium, if any, and interest on the
Original Note.

     C. Pursuant to the Omnibus Agreement referred to below, the Original
Note has been amended and restated by an Amended and Restated Promissory Note, dated the date hereof, executed by the Borrower and made payable to the order of GECC in the principal amount of $9,007,797.00 (the Original Note, as the same has been so amended and restated by said Amended and Restated Promissory
Note, and together with all promissory notes delivered in substitution or exchange therefor, in each case as the same may be modified, amended, supplemented, restated, extended, consolidated, renewed or replaced and in effect from time to time, is referred to herein as the "Amended Aircraft
Note").

     D.   The Borrower, GECC and the Agent, together with
Fountain Powerboat
Industries, Inc., Fountain Power, Inc. and Transamerica Business
Credit
Corporation ("Transamerica" and, together with GECC, the "Lenders") have entered into an Omnibus Agreement, dated the date hereof (as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time, the "Omnibus Agreement"), pursuant to which, among other things, (1) GECC and the Borrower have agreed to amend and restate the terms of another note evidencing a loan made by GECC to Reginald M.
Fountain, Jr. on July 11, 1996 in the original principal amount of
$1,067,810.66 (the "Aircraft Loan"), the liability for which was subsequently assumed by the Borrower pursuant to the Aircraft Loan Assumption Agreement (as defined in the Omnibus Agreement), said amendment and restatement being set forth in, and the outstanding principal balance of said loan being evidenced by, that Amended and Restated Promissory Note, dated the date hereof, executed by the Borrower in the principal amount of $855,050.41 and payable to the order of GECC (the "Amended Aircraft Note"), and (2) Transamerica has agreed to make a loan of $4,000,000 to the Borrower (the "Transamerica Loan"; the GECC Loan, the Aircraft Loan and the Transamerica Loan are sometimes referred to herein collectively as the "Loans" and individually as a "Loan"), which loan is evidenced by that Promissory Note, dated the date hereof, executed by the
Borrower in the principal amount of $4,000,000.00 and payable to the order of
Transamerica (the "Transamerica Note").

     E. Pursuant to the Omnibus Agreement, the Borrower has agreed that the
Aircraft and all other property encumbered by the Mortgage shall secure not only the Aircraft Loan but all of the Loans on a ratable basis, and that the
Agent, for the ratable benefit of the Lenders now or from time to time hereafter party to the Omnibus Agreement, shall succeed to all of GECC's right, title and interest in, to and under the Mortgage and hold the Aircraft and other assets encumbered thereby, for the ratable benefit of the Lenders, as security for the payment of the principal of, premium, if any, and interest on the Loans and the payment and performance of the other Obligations (as such term is defined in the Omnibus Agreement).

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions. (a) Unless otherwise defined herein, terms defined in the Omnibus Agreement are used herein as therein defined.

     (b) The terms as defined below, for all purposes of this Amendment
(except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings set forth herein:

          "Collateral" means the Aircraft and any and all other assets now or hereafter conveyed or encumbered by the Mortgage.

          "Notes" means the Amended GECC Note, the Amended
Aircraft Note and
     the Transamerica Note, in each case together with all promissory notes delivered in substitution or exchange therefor, in each case as the same may be modified, amended, supplemented, restated, extended, consolidated, renewed or replaced and in effect from time to time.

          "RMF Security Agreement" means that Security Agreement, dated
     September 30, 1997, by and between the Borrower and RMF pursuant to which the Borrower granted to RMF a security interest in the Collateral in order to secure the Borrower's indebtedness to RMF evidenced by the Borrower's promissory note, dated September 30, 1997, in the principal amount of
     $415,820.57 payable to the order of RMF.

     (c) Any term defined in the singular (whether herein or in the Omnibus
Agreement) shall have the corresponding meaning when used in the plural, and vice versa.

     2. Transfer to the Agent. GECC hereby transfers, conveys and assigns to the Agent all of its rights in, to and under the Mortgage, the Collateral and the Transfer and Assumption Agreement, to be held by the Agent for the ratable benefit of the Lenders to secure the repayment of the principal of, premium, if any, and interest on the Loans and the Notes and the payment and performance of any and all other Obligations. The Agent hereby accepts the aforesaid transfer, conveyance and assignment.

     3. Security for Obligations. RMF and the Borrower hereby agree that henceforth the Collateral shall secure the payment when due of the principal, premium, if any, and interest on the Loans and the Notes, and the payment when due and performance of any and all other Obligations. In confirmation of the foregoing, the Borrower hereby conveys, pledges and mortgages to the Agent, for the ratable benefit of the Lenders, the Aircraft, including without limitation the equipment described in the Mortgage and/or in the schedules attached thereto, to have and to hold the same unto the Agent until all the entire principal of, premium, if any, and interest on the Loans and the Notes, and all of the other Obligations, are paid in full.

     4. Construction of Mortgage Terms. The terms set forth in the following table, as used in the Mortgage, shall be deemed to refer to the terms defined in this Agreement (or in the Omnibus Agreement, as the case may be) as set forth opposite such terms:

     The following term used
        in the Mortgage              Shall be deemed to refer to

     "loan" or "loans"               the Loans
     "Note"                          the Notes
     "Mortgagee"                     the Agent, acting in its
capacity as
                                     such for the ratable benefit
of the
                                     Lenders from time to time
party to
                                     the Omnibus Agreement
     "Mortgagor"                     the Borrower

In addition, the phrase "indebtedness secured hereby" and the phrase
"indebtedness of Mortgagor to Mortgagee" shall be construed to refer to the
Borrower's indebtedness in respect of the principal of, premium, if any, and interest on the Loans and Notes and in respect of all other Obligations.

     5. Representations. The Borrower hereby represents and warrants to the
Agent that:

          (a) each of the representations and warranties set forth in the
     Mortgage is true and correct on the date hereof (it being understood that, for purposes of this paragraph, each reference therein to the "Mortgagor"
     shall be construed to refer to the Borrower and each reference therein to the "Note" shall be construed to refer to the Loans, the Notes and the other Obligations);

          (b) the Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder and under the Mortgage, as modified and amended hereby (as so modified and amended, the "Amended Mortgage"), to be done, observed and performed by it;

          (c) this Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and this
     Amendment and the Amended Mortgage each constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms;

          (d) the execution and delivery of this Amendment and Borrower's performance hereunder and under the Amended Mortgage do not and will not require the consent or approval of any court, regulatory authority or governmental authority or agency having jurisdiction over the Borrower;

          (e) none of the execution and delivery by the Borrower of this
     Amendment, the consummation of the transactions herein contemplated or compliance with the provisions hereof or of the Amended
Mortgage does or
     will (i) violate, conflict with, result in the breach of, or constitute a default under (A) any applicable laws, (B) the Articles of Incorporation,
     Bylaws or board resolutions of any Fountain Corporation, (C) any instrument, agreement or contract to which any Fountain
Corporation is a
     party, or by or to which any Fountain Corporation or any properties of any
     Fountain Corporation may be affected, bound or subject, or
(D) any order,
     writ, injunction or decree of any court, arbitrator or governmental or regulatory authority, or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any assets of any Fountain
Corporation
     (except those created hereunder).

     6. Subordination. RMF hereby agrees that the RMF Security Agreement and the security interest in the Collateral created thereunder shall be and is hereby made unconditionally junior, subordinate and in all respects subject to the Amended Mortgage, as the same may be further amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time, and to all of the liens and encumbrances on and against the
Collateral created by or pursuant thereto. RMF further agrees that unless and until all of the Loans, the Notes and all other Obligations are finally and indefeasibly paid and satisfied in full, he shall take no action to foreclose or otherwise enforce the RMF Mortgage or to liquidate, sell or realize upon the
Collateral or any thereof. The terms of RMF's subordination are more fully set forth in a Subordination Agreement, dated the date hereof, by and from RMF to and in favor of the Agent and the Lenders, a copy of which is attached hereto as Exhibit A.

     7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

     8. Law of Contract. This Amendment shall be deemed to be made pursuant to the laws of the State of North Carolina with respect to agreements made and to be performed wholly in the State of North Carolina and shall be construed, interpreted, performed and enforced in accordance therewith.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized to do so, as of the day and year first above written.


                              THE BORROWER:

ATTEST:                                           FOUNTAIN
POWERBOATS, INC.



                                              By:
                Secretary                     Name: Reginald M.
Fountain, Jr.
                                              Title: President


     [CORPORATE SEAL]



NORTH CAROLINA

_______________ COUNTY

     I, _______________________________, a Notary Public of
___________ County,
North Carolina, do hereby certify that
______________________________
personally came before me this day and acknowledged that [s]he is the _________
Secretary of Fountain Powerboats, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____ President, sealed with its corporate seal and attested by himself/herself as its _________ Secretary.

     WITNESS my hand and notarial seal, this _____ day of ______________, 1998.


                                   Notary Public
[NOTARY SEAL]


My commission expires:

______________________
    [This is a signature page to the First Amendment to Aircraft
Mortgage,
                       signed by the party named above]

                  [Signatures continued from preceding page]


                                                       RMF:



                                                           (SEAL)
                                                   Reginald M.
Fountain, Jr.



NORTH CAROLINA

_______________ COUNTY

     I, _______________________________, a Notary Public of
___________ County,
North Carolina, do hereby certify that Reginald M. Fountain, Jr.
personally
came before me this day and acknowledged the execution of the foregoing instrument.

     WITNESS my hand and notarial seal, this _____ day of August, 1998.


                                   Notary Public
[NOTARY SEAL]


My commission expires:

______________________
    0This is a signature page to the First Amendment to Aircraft
Mortgage,
                      signed by the parties named above]

                  [Signatures continued from preceding page]


                              GECC AND THE AGENT:

ATTEST:                       GENERAL ELECTRIC CAPITAL
CORPORATION,
                              a New York corporation,
individually and as Agent



                                        By:
                     Secretary          Name:
                                        Title:

     [CORPORATE SEAL]



STATE OF ______________

_______________ COUNTY

     I, _______________________________, a Notary Public of
___________ County,
State of ____________________, do hereby certify that ______________________________ personally came before me this day
and
acknowledged that [s]he is the _________ Secretary of General
Electric Capital
Corporation, a New York corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____ President, sealed with its corporate seal and attested by himself/herself as its _________ Secretary.

     WITNESS my hand and notarial seal, this _____ day of August, 1998.


                                   Notary Public
[NOTARY SEAL]


My commission expires:

______________________

    [This is a signature page to the First Amendment to Aircraft
Mortgage,
                       signed by the party named above]

11
R#261950.3
Drawn by and return to:  Stephen Yeagy, Esquire
                         Womble Carlyle Sandridge & Rice, PLLC
                         P. O. Box 831
                         Raleigh, Carolina 27602-0831
[Execution Copy]
NORTH CAROLINA      )
                    )
BEAUFORT COUNTY     )

               FIRST AMENDMENT TO ASSIGNMENT OF RENTS AND LEASES

     THIS FIRST AMENDMENT TO ASSIGNMENT OF RENTS AND LEASES (this
"Amendment"),
is made as of the 2nd day of September, 1998, by and between
FOUNTAIN
POWERBOATS, INC., a North Carolina corporation, whose address is
1653
Whichard's Beach Road, Washington, North Carolina 27889 (hereinafter referred to as the "Assignor"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, whose address is 6100 Fairview Road, Suite 1450, Charlotte, North
Carolina 28210, acting both in its capacity as "Assignee" under the Existing
Assignment, as hereinafter defined ("GECC" or, in such capacity, the "Original
Assignee") and in its capacity as the agent for the ratable benefit of the lenders now or from time to time hereafter party to the Omnibus Agreement referred to below (in such capacity, the "Agent" or, as the assignee hereunder and under the Assignment, as hereinafter defined, the "Assignee"); and amends, modifies and supplements the following instrument (said instrument, together with all prior amendments, supplements and modifications thereto and thereof, if any, is referred to herein as the "Existing Assignment"):

     Assignment of Rents and Leases, dated December 31, 1996, by and between the Assignor and GECC, which Assignment of Rents and Leases is recorded at Book 1063, Page 372, in the Office of the Register of
     Deeds , beaufort County, North Carolina.

                                   RECITALS:

     A.   The Existing Assignment was first given as security for
the
promissory note referred to therein (the "Original Note")
evidencing a loan
made by GECC to the Assignor in the original principal amount of
$10,000,000
(the "GECC Loan"), and encumbers certain rents, leases and other assets arising from or relating to the real property (and the improvements thereon) as more particularly described therein (the "Original Trust Estate").

     B. Pursuant to the Omnibus Agreement referred to below, the Original
Note has been amended and restated by an Amended and Restated Promissory Note, dated the date hereof, executed by the Assignor and GECC and made payable to the order of GECC in the principal amount of $9,007,797.00 (the Original Note, as the same has been so amended and restated by said Amended and Restated
Promissory Note, and together with all promissory notes delivered in substitution or exchange therefor, in each case as the same may be modified, amended, supplemented, restated, extended, consolidated, renewed or replaced and in effect from time to time, is referred to herein as the "Amended GECC
Note").

     C.   The Assignor, GECC and the Agent, together with
Fountain Powerboat
Industries, Inc., Fountain Power, Inc. and Transamerica Business
Credit
Corporation ("Transamerica" and, together with GECC, the
"Lenders") have
entered into an Omnibus Agreement, dated the date hereof (as the same may be
amended, supplemented, restated, extended, renewed, replaced or otherwise
modified and in effect from time to time, the "Omnibus
Agreement").  Pursuant
to and subject to the terms of the Omnibus Agreement, (1) GECC and the Assignor
have agreed to amend and restate the terms of another note
evidencing a loan
made by GECC to Reginald M. Fountain, Jr. on July 11, 1996 in the
original
principal amount of $1,067,810.66 (the "Aircraft Loan"), the liability for
which was subsequently assumed by the Assignor pursuant to the
Aircraft Loan
Assumption Agreement (as defined in the Omnibus Agreement), said amendment and
restatement being set forth in, and the outstanding principal balance of said
loan being evidenced by, that Amended and Restated Promissory
Note, dated the
date hereof, executed by the Borrower in the principal amount of
$855,050.41
and payable to the order of GECC (the "Amended Aircraft Note"), and (2)
Transamerica has agreed to make a loan of $4,000,000 to the Assignor (the
"Transamerica Loan"; the GECC Loan, the Aircraft Loan and the Transamerica Loan are sometimes referred to herein collectively as the "Loans" and individually as a "Loan"), which loan is evidenced by that Promissory Note, dated the date hereof, executed by the Borrower in the principal amount of $4,000,000.00 and payable to the order of Transamerica (the "Transamerica Note").

     D. Pursuant to the Omnibus Agreement, the Assignor has agreed that all of the assets and property assigned pursuant to or otherwise encumbered by the
Existing Assignment, together with the additional assets and property assigned to the Agent under this Amendment, shall secure not only the GECC Loan but all of the Loans on a ratable basis and that the Agent, for the ratable benefit of the lenders now or from time to time hereafter party to the Omnibus Agreement
(the "Lenders"), shall succeed to all of GECC's right, title and interest in, to and under the Assignment (as hereinafter defined) as the assignee thereunder and hold the assignee's interest thereunder and in and to all such assets and property as security for the payment of the principal of, premium, if any, and interest on the Loans and the payment and performance of the other
"Obligations" (as such term is defined in the Omnibus Agreement).

     E. The Assignor has acquired certain additional real property (which, together with the improvements thereon, is referred to herein as the
"Additional Trust Estate"), which property is adjacent to the Original Trust
Estate and which, together with the Original Trust Estate. is more particularly described in Exhibit A attached hereto and incorporated herein by reference
(the Original Trust Estate and the Additional Trust Estate are collectively referred to as the "Trust Estate"). As a condition of the undertakings of the
Lenders under the Omnibus Agreement, the Assignor is required, and the Assignor has agreed, to assign, convey and transfer to the Agent, for the ratable benefit of the Lenders, the rents and leases affecting any part of the
Additional Trust Estate under and subject to, and as a part of, the property encumbered by the lien of the Assignment. By an assignment of all of the rents and leases at any time affecting any or all of the Trust Estate, the Assignor desires to secure the payment and performance of the Loans, the Notes with interest and premium, if any, and any renewals or extensions thereof, in whole or in part, and the payment and performance of all of the other Obligations"
(as such term is hereinafter defined), including without limitation the additional payments hereinafter agreed to be made.

     F. The Assignor and the Assignee desire to make certain other modifications and amendments to the Existing Assignment.

     NOW, THEREFORE, the Assignor, the Assignee and GECC hereby agree as follows:

1. Definitions. (a) Except as otherwise provided herein, terms defined in the Existing Assignment are used herein as therein defined.
2.
3. (b) The following terms defined in the Omnibus Agreement are used herein as therein defined: "Deed of Trust", "Event of Default", "Loan
Documents" and "Security Documents".
4.
5. (c) In addition to the terms defined above in the first paragraph of and in the Recitals to this Amendment, the terms as defined below, for all purposes of this Amendment (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings set forth herein:
6.
          "Assignment" means the Existing Assignment, as amended pursuant to this Amendment and as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time.

          "Leases" shall have the meaning assigned to such term in Section
     4 hereof.

          "Notes" means the Amended GECC Note, the Amended
Aircraft Note and
     the Transamerica Note, in each case together with all promissory notes delivered in substitution or exchange therefor, in each case as the same may be modified, amended, supplemented, restated, extended, consolidated, renewed or replaced and in effect from time to time.

          "Obligations" shall have the meaning assigned to such term in Section
          3 hereof.

          "Rents" shall have the meaning assigned to such term in Section
     4 hereof.

     (d) Any term defined in the singular (whether herein, in the Existing
Assignment or in the Omnibus Agreement) shall have the corresponding meaning when used in the plural, and vice versa.

     (e) Any terms that are defined in this Amendment, and any term defined in the Omnibus Agreement and identified in paragraph (b) of this Section, which are used without express definition in the text of any of the modifications to the Existing Assignment made hereunder shall, as part of the Assignment, have the meanings so assigned to them in this Amendment or the Omnibus Agreement, as the case may be.

1.        Transfer of Assignee's Interest.  GECC, as assignee
under the
Existing Assignment, hereby transfers, conveys and assigns to the
Agent all of
its rights in, to and under the Assignment and "Rents" and
"Leases" referred to
therein and all of the assets and property conveyed, assigned or otherwise
encumbered thereby or pursuant thereto, to be held by the Agent for the ratable
benefit of the Lenders to secure the repayment of the principal of, premium, if
any, and interest on the Loans and the Notes and the payment and performance of
any and all other Obligations.  The Agent hereby accepts the aforesaid
transfer, conveyance and assignment.
2.
3.        Security for Obligations.  The Assignor agrees that,
from and after
the date of this Amendment, the Assignment shall secure the
Loans, the Notes,
and any and all liabilities and obligations of the Assignor
thereunder or under
the Omnibus Agreement, the Security Documents  or the other Loan
Documents (i)
for the payment of the principal of the Loans and the Notes in the aggregate
principal amount of $13,862,847.41, together with all premium, if any, and
interest thereon; (ii) for the payment of the principal of and interest, if
any, on any and all other "Obligations" (as such term is defined in the Omnibus
Agreement); (iii) for the payment of all reasonable attorney's fees, court
costs and expenses of whatever nature incurred in collection of such
indebtedness and the enforcement or protection of the interest of the Assignee
and the Lenders under the Assignment, (iv) for the payment of all sums advanced
by the Assignee of the Lenders to protect the Trust Estate, with interest
thereon at the Default Rate; (v) for the performance of the
Assignor's
obligations and agreements contained in the Assignment, the
Notes, the Omnibus
Agreement, the Security Documents, the other Loan Documents, and any other
instrument or modifications or amendments thereof given to
evidence or further
secure the payment and performance of any obligation or
indebtedness secured
hereby (all of the foregoing, including the "Obligations" as defined in the
Omnibus Agreement, are collectively referred to herein as the
"Obligations").
4.
5.        Assignment and Conveyance.  As security for the
repayment and
performance of all of the Obligations, the Assignor hereby
conveys, transfers
and assigns unto the Assignee, its successors and assigns, all the rights,
interests and privileges that the Assignor as lessor has and may have in the
leases now existing or hereafter made and affecting the Trust
Estate or any
part thereof (the "Leases") as the Leases may have been or may from time to
time be hereafter modified, extended or renewed, with all rents, income and
profits due and becoming due therefrom (the "Rents").   The
Assignor will, on
request of the Assignee, execute assignments of any future leases affecting any part of the Trust Estate. Notwithstanding any provision herein to the contrary, the Assignment, and the assignments made herein, are intended to be an absolute present assignment from the Assignor to the Assignee and not merely the passing of a security interest. The Rents and Leases are hereby assigned absolutely by the Assignor to the Assignee for the ratable benefit of the
Lenders, contingent only upon the occurrence of an Event of Default (as defined in the Omnibus Agreement).
6.
7. Covenants, Etc. Applicable. All covenants, obligations and undertakings of the Assignor, and all other terms, conditions, defaults and other provisions, contained in the Existing Assignment relating in any manner to the "Leases", the "Rents" and/or "Trust Estate" (each as defined in the
Existing Assignment) or any part thereof shall be deemed to apply to the Rents,
Leases and Trust Estate (each as defined herein), whether or not expressly referred to herein.
8.
9. Construction of Terms. (a) The terms set forth in the table appearing in Schedule A attached hereto and incorporated herein by reference, as used in the Existing Assignment, henceforth shall be deemed to refer to the terms defined in this Amendment or (if so indicated) in the Omnibus Agreement as set forth opposite such terms.
10.
11. (b) In addition, (i) each reference in the Existing Assignment to the debt secured thereby shall be construed to refer to the debt evidenced by the Notes and the other Obligations and (ii) each reference in the Existing
Assignment to an "Event of Default" (including any "Event of Default" under or as defined in the "Note" or the "Deed of Trust") shall be deemed to refer to an
Event of Default under, and as defined in, the Omnibus Agreement.
12.
13.       Additional Specific Amendments.
14.
(a) The first sentence of the fourth paragraph of the Existing Assignment is hereby amended and restated in its entirety as follows:
(b)
          "The acceptance of this Assignment and the collection of Rents or the payments under the Leases hereby assigned shall not constitute a waiver of any rights of the Assignee or any Lender under the terms of the Notes or any other Loan Documents."

(a) The penultimate sentence of the fifth paragraph of the Existing
Assignment (being the first full paragraph on page 2 of the Existing
Assignment) is hereby amended and restated in its entirety as follows:
(b)
          "In no event, however, shall the Assignee or any Lender be liable under any Lease of any part of the Trust Estate for the return of any security deposit in any amount in excess of the amount delivered to the Assignee or such Lender, as the case may be, by the
     Assignor."

(a) The eighth paragraph of the Existing Assignment (being the fourth full paragraph on page 2 of the Existing Assignment) is hereby amended and restated in its entirety as follows:
(b)
          "Neither the Assignee nor any Lender shall be obligated to perform or discharge any obligation or duty to be performed or discharged by the Assignor under any of the Leases.  The
Assignor
     hereby agrees to indemnify the Assignee and the Lenders for, and to save them harmless from, any and all liability arising from any of the Leases or from this Assignment, except for gross negligence or willful misconduct of the Assignee or such Lender, as the case may be, during any period in which the Assignee is in possession of the
     Trust Estate. This Assignment shall not place responsibility for the control, care, management or repair of the Trust Estate upon the
     Assignee or any Lender, or make the Assignee or any Lender responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Trust Estate resulting in
     loss or injury or death to any lessee, licensee, employee or stranger prior to the Assignee's assuming actual operation or management of the Trust Estate following an Event of Default."

(a) The penultimate paragraph of the Existing Assignment (being the penultimate paragraph on page 3 of the Existing Assignment) is hereby amended and restated in its entirety as follows:
(b)
          "Neither the existence of this Assignment nor the exercise of the privilege to collect the Rents shall be construed as a waiver by the
     Assignee or any Lender, or any of their respective successors and assigns, of the right to enforce payment and performance of the Obligations, in strict accordance with the terms and provisions of the Notes and the other
     Loan Documents."

1. Ratification, Etc. Except as herein expressly modified and amended, the Assignment shall be and continue in full force and effect. Neither the
Assignor nor the Assignee intends that anything in this Amendment shall be construed as a novation, and this Amendment does not effect a novation. The
Assignor hereby ratifies and confirms the conveyances and assignments provided in, and the security provided by and its duties, obligations and responsibilities under, the Existing Assignment, as the same heretofore may have been and by this Amendment hereby is modified and amended, and acknowledges that the Existing Assignment, as so modified, supplemented and amended, is fully enforceable against the Rents, Leases and other assets and property therein described. The Existing Assignment, all prior amendments and supplements thereto and modifications thereof, if any, and this Amendment shall be construed together as a single instrument.
2.
3. North Carolina Law . This Amendment shall be construed in accordance with and governed by, and any dispute arising out of or related to the relationship established among the parties from time to time party hereto in connection with this Amendment (and whether arising in contract, tort, equity, or otherwise) shall be resolved in accordance with, the internal laws and not the conflicts of law provisions of the State of North Carolina. This Amendment is intended to be effective an instrument executed under seal.
4.
5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which, together, shall constitute but one instrument. Any duplicate original of this instrument may be recorded with the Register of Deeds of any county in which the Land, or any portion thereof, is located.
6.
7.
8.
9.
10.
11.
12.
                     [Signatures follow on separate pages]

     IN WITNESS WHEREOF, the Assignor, GECC and the Agent have executed this
Amendment under seal as of the day and year first above written.

                              ASSIGNOR:

ATTEST:                       FOUNTAIN POWERBOATS, INC., a
                              North Carolina corporation



                                        By:
                     Secretary          Name: Reginald M.
Fountain, Jr.
                                        Title: President

     [CORPORATE SEAL]



NORTH CAROLINA

_______________ COUNTY

     I, _______________________________, a Notary Public of
___________ County,
North Carolina, do hereby certify that
______________________________
personally came before me this day and acknowledged that [s]he is the _________
Secretary of Fountain Powerboats, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____ President, sealed with its corporate seal and attested by himself/herself as its _________ Secretary.

          WITNESS my hand and notarial seal, this _____ day of August, 1998.

                              __________________________
                                   Notary Public
[NOTARY SEAL]


My commission expires:

______________________

   [This is a signature page to the First Amendment to Assignment of Rents, signed by the party named above]

                  [Signatures continued from preceding page]


                              GECC AND AGENT:

ATTEST:                       GENERAL ELECTRIC CAPITAL
CORPORATION,
                              a New York corporation,
individually and as Agent



                                        By:
                     Secretary          Name:
                                        Title:

     [CORPORATE SEAL]



STATE OF ______________

_______________ COUNTY

     I, _______________________________, a Notary Public of
___________ County,
State of ____________________, do hereby certify that ______________________________ personally came before me this day
and
acknowledged that [s]he is the _________ Secretary of General
Electric Capital
Corporation, a New York corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____ President, sealed with its corporate seal and attested by himself/herself as its _________ Secretary.

          WITNESS my hand and notarial seal, this _____ day of August, 1998.

                              __________________________
                                   Notary Public
[NOTARY SEAL]


My commission expires:

______________________


   [This is a signature page to the First Amendment to Assignment of Rents, signed by the parties named above]

                                  SCHEDULE A
                                      TO
                    FIRST AMENDMENT TO ASSIGNMENT OF RENTS

The terms set forth in the following table, as used in the Existing Assignment, henceforth shall be deemed to refer to the terms defined in this Amendment or
(if so indicated) in the Omnibus Agreement as set forth opposite such terms.

     The following term used
         in the Mortgage          Shall be deemed to refer to

     this "Assignment"            the Assignment
     "Assignee"                   the Agent, acting in its
capacity as such
                                  for the ratable benefit of the
Lenders
                                  from time to time party to the
Omnibus
                                  Agreement
     "Deed of Trust"              the Deed of Trust (as defined
in the
                                  Omnibus Agreement)
     "Event of Default"           an Event of Default (as defined
in the Omnibus
                                  Agreement)
     "Leases"                     the Leases
     "Loan Instruments"           the Loan Documents (as defined
in the Omnibus Agreement)
     "Note"                       the Notes
     "Rents"                      the Rents
     "Trust Estate"               the Trust Estate


                                   EXHIBIT A

                       Legal Description of Trust Estate


5
R#262003.3
[Execution Copy]
                              CORPORATE GUARANTY


                            Date: September 2, 1998



TO:  The Agent and each of the Lenders from time to time party to the Omnibus Agreement referred to below
     c/o General Electric Capital Corporation
     6100 Fairview Road, Suite 1450
     Charlotte, North Carolina 28210


     This Guaranty is issued pursuant to that Omnibus Agreement, dated the date hereof (as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time, the "Omnibus
Agreement"), by and among the FOUNTAIN POWERBOATS, INC., a North Carolina corporation (the "Customer"), the undersigned, Transamerica Business Credit
Corporation, a Delaware corporation, and General Electric Capital Corporation, a New York corporation acting both in its individual corporate capacity and in its capacity as agent for the lenders from time to time party to the Omnibus
Agreement (the "Lenders"). Unless otherwise defined herein, terms defined in the Omnibus Agreement are used herein as therein defined.

     To induce you to make and/or modify the Loans as contemplated by the
Omnibus Agreement, but without in any way binding you to do so, the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby jointly and severally guarantee to you, your successors and assigns, the due regular and punctual payment when due of the principal of, premium, if any, and interest on the Notes and of any and all of the other Obligations (whether consisting of principal, interest, premium, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever) that the Customer may owe to you now or at any time hereafter, and do hereby further jointly and severally guarantee to you, your successors and assigns, the due, regular and punctual performance of any and all non-payment Obligations. The undersigned do hereby further jointly and severally guarantee to pay upon demand all losses, costs, attorneys' fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

     One of the undersigned, FOUNTAIN POWERBOAT INDUSTRIES, INC., a Nevada corporation, owns all of the stock of the Customer and therefore receives a direct financial benefit as a result of the credit extended by you to the
Customer. The remaining undersigned guarantor is a wholly owned subsidiary of the Customer and likewise shall be directly benefitted as a result of the credit extended by you to the Customer. The undersigned acknowledge that they are familiar with the financial condition of the Customer and acknowledge that you have no obligation to provide the undersigned with information regarding the present or future financial condition of the Customer.

     This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other Person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any Collateral given in connection with the Obligations. Each of the undersigned hereby waives any and all rights under Sections 26-7 et seq. of the North Carolina General Statutes and any similar subsequent law pursuant to which the undersigned might otherwise be entitled to require that you pursue collection against collateral and/or primary obligors. It is agreed that you may, upon any breach or default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other Person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other
Person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several, and the obligations of the undersigned shall be joint and several with any other Person who shall guaranty the payment or performance of all or any part of the Obligations.

     Each of the undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity or enforceability of the Omnibus Agreement, any Note, any other Loan
Document or any other instrument, agreement or document; (b) any extension, renewal, amendment, change, waiver or other modification of any Loan Document or any other instrument, agreement or document; (c) the absence of, or delay in, any action to enforce any Loan Document, this Guaranty or any other instrument, agreement or document; (d) failure or delay by any of you in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other Person with respect to the
Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, any collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

     This Guaranty may be terminated upon delivery to each of you (at your address for notice provided in or pursuant to the Omnibus Agreement) of a written termination notice from the undersigned. However, as to all
Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations
(together with interest and premium , if any, thereon accruing or due either before or after your receipt of such written termination notice, with respect to all of which this Guaranty shall continue in full force and effect notwithstanding any such termination) are indefeasibly paid and performed in full.
     Each of the undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other Person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

     Notice of acceptance of this Guaranty and of any default by the Customer or any other Person is hereby waived. Presentment, protest, demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. Each of the undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the
Customer, its successors or assigns, and you shall be binding upon and shall not affect the liability of the undersigned.

     Payment of all amounts now or hereafter owed to the undersigned by the
Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the final and indefeasible payment in full to you of all
Obligations and is hereby assigned to you as a security therefor. Each of the undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the
Customer, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the each of the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or realized from any of their respective assets.

     Any controversy or claim arising out of or relating to this Guaranty shall be determined by arbitration in accordance with the Commercial Arbitration
Rules of the American Arbitration Association. The number of arbitrators shall be three. One arbitrator shall be appointed by the Lenders, one by the undersigned and the third arbitrator, who shall serve as chairman of the tribunal, shall be appointed by the American Arbitration Association. The place of arbitration shall be Charlotte, North Carolina. Any arbitral award arising form any arbitration pursuant to this paragraph shall be final and binding upon all parties hereto.

     Notwithstanding the provisions of preceding paragraph or any similar provision contained in any other Loan Document, neither the commencement or pendency of, or demand by any party for, any arbitration proceedings to determine any controversy or claim arising out of or relating to this Guaranty shall preclude the Lenders or the Agent, if an Event of Default shall have occurred, from causing the maturity of the Obligations or the Notes to be accelerated or enforcing any rights or remedies (including, without limitation, foreclosure, sale, liquidation or other rights or remedies) with respect to any
Collateral, all of which rights and remedies (including, without limitation, the right to cause the maturity of the Obligations or the Notes to be accelerated) may be exercised if an Event of Default shall have occurred, notwithstanding the commencement or pendency of or demand for any such proceedings.

     This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any other evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed the Lenders. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder.
Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

     This Guaranty shall bind the undersigned and their respective successors and assigns and the benefits thereof shall extend to and include the Agent, the
Lenders and their respective successors and assigns. In the event of default hereunder, you may at any time inspect the records of the undersigned or, at your option, each of the undersigned shall furnish you with a current independent audit report.

     If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

     Each signatory on behalf of a corporate guarantor warrants that he had authority to sign on behalf of such corporation and by so signing, to bind said guarantor corporation hereunder.




                     [Signatures follow on separate pages]
     IN WITNESS WHEREOF, this Guaranty is executed the day and year first above written.


ATTEST:                                           FOUNTAIN
POWERBOAT
                                                  INDUSTRIES,
INC.



                                         By:
                     Secretary         Name: Reginald M.
Fountain, Jr.
                                      Title: President

     [CORPORATE SEAL]



ATTEST:                                           FOUNTAIN POWER,
INC.



                                         By:
                     Secretary         Name: Reginald M.
Fountain, Jr.
                                      Title: President

     [CORPORATE SEAL]

R#266438.2
[Execution Copy]
                           MASTER SECURITY AGREEMENT


     THIS MASTER SECURITY AGREEMENT, made this 2nd day of
September, 1998,
("Agreement"), by and between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation with an address at 6100 Fairview Road, Suite 1450, Charlotte, North
Carolina, acting not in its individual capacity but in its capacity for the ratable benefit of the Lenders (as hereinafter defined) from time to time party to the Omnibus Agreement referred to below (in such capacity, the "Agent"), and
FOUNTAIN POWERBOAT INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Nevada, with its chief executive offices and principal place of business located at 1653 Whichard's Beach Road, Washington, North
Carolina 27889 (the "Debtor").

     This Agreement is given in connection with the loans referenced in and governed by that Omnibus Agreement, dated the date hereof (as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time, the "Omnibus Agreement"), among
Fountain Powerboats, Inc., a North Carolina corporation (the
"Borrower"),
Fountain Power, Inc., a North Carolina corporation, the Debtor,
General
Electric Capital Corporation, a New York corporation acting in its individual corporate capacity (in such capacity, "GECC"), Transamerica Business Credit
Corporation, a Delaware corporation ("Transamerica" and, together with GECC and any other lender from time to time party to the Omnibus Agreement, the
"Lenders").

                                  WITNESSETH:

     WHEREAS, the Borrower is indebted to the respective Lenders in the aggregate principal amount of $13,862,847.71, as evidenced by the Notes (as such term is defined, and used hereinafter as so defined, in the Omnibus
Agreement); and

     WHEREAS, the Notes are secured by the Deed of Trust (as such term is defined, and used hereinafter as so defined, in the Omnibus Agreement) which encumbers certain real property located in Beaufort County, North Carolina and described in Exhibit A attached hereto and incorporated herein by reference
(the "Real Property"); and

     WHEREAS, as a condition to GECC's modification of the terms of the GECC
Loan and the Aircraft Loan (as such terms are defined, and used hereinafter as so defined, in the Omnibus Agreement) pursuant to the Omnibus Agreement and
Transamerica's making of the Transamerica Loan (as such term is defined, and used hereinafter as so defined, in the Omnibus Agreement) pursuant to the
Omnibus Agreement, the Lenders have required and the Debtor agreed to grant to the Agent the security interests hereinafter set forth. The Debtor owns all of the issued and outstanding capital stock of the Borrower and shall derive direct financial benefit from the transactions contemplated by the Omnibus
Agreement.

     NOW, THEREFORE, in consideration of the promises herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, The Debtor and the Agent hereby agree as follows:


1.   DEFINITIONS.

     Unless otherwise defined in this Agreement, terms defined in the Omnibus
Agreement are used herein as therein defined.

2.   CREATION OF SECURITY INTEREST.

     The Debtor hereby gives, grants and assigns to the Agent, its successors and assigns forever, for the ratable benefit of the Lenders, a security interest in and against any and all of the following property:

     (a) Tangible Personal Property. All furniture, furnishings, machinery, apparatus, equipment fittings, fixtures and other articles of tangible personal property now owned or leased or hereafter acquired by the Debtor, wherever located (but specifically including any such property now or hereafter located on the Real Property and any additional real property now or hereafter owned by the Debtor (the "Additional Property") (the Real Property and the Additional
Property hereinafter referred to as the "Property"), including but not limited to, goods, machinery, tools, equipment (including fire, sprinkler and alarm systems; air conditioning, heating, refrigerating, electronic monitoring, entertainment, and recreational equipment; window or structural cleaning rigs;
maintenance equipment; equipment relating to exclusion of vermin or insects, removal of dust, refuse or garbage; and all other equipment of every kind), elevators, indoor and outdoor furniture (including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), wall beds, wall safes, furniture, furnishings, appliances (including ice boxes, refrigerators, fans, heaters, stoves, water heaters and incinerators), rugs, carpets and other floor coverings, draperies and drapery rods and brackets, awnings, window shades, venetian blinds, curtains, lamps, chandeliers, and other lighting fixtures and office maintenance and other supplies and the proceeds and products of all of the foregoing and all replacements and renewals thereof (the foregoing being hereafter referred to as the "Tangible Personal Property").

     (b)  Inventory.   All of the Debtor's inventory now owned or
hereafter
acquired, including but not limited to (i) goods intended for sale, use or lease by the Debtor or to be furnished by the Debtor under contracts of service, (ii) all raw materials, goods in process, finished goods, materials and supplies of every nature used or usable in connection with the manufacture, packing, shopping, advertising, selling, leasing or furnishing of such goods
(specifically including, but not limited to, all molds, metals, plastics, upholstery, windscreens, fiberglass, and other components in boat manufacture), and any and all items including machinery and equipment used or consumed in the operation of the business of the Debtor or which contribute to the finished product or to the sale, promotion, and shipment thereof, in which the Debtor now or at any time hereafter may have an interest, whether or not such inventory is listed on any reports furnished to the Agent from time to time;
(iii) all inventory whether or not the same is in transit or in the constructive, actual, or exclusive occupancy or possession of the Debtor or is held by the Debtor or by others for the Receivables (as hereafter defined), including, without limitation, all goods covered by purchase orders, and contracts with suppliers and all goods billed and held by suppliers; (iv) all inventory which may be located on premises of the Debtor or of any carrier, forwarding agents, truckers, warehousemen, vendors, selling agents, or third parties; (v) all general intangibles relating to or arising out of inventory;
(vi) all documents evidencing or representing the same, all documents of title, all negotiable and non-negotiable warehouse receipts representing the same; and (vii) all products and proceeds of the foregoing (including cash, accounts receivable, non-cash trade ins, and non-cash-proceeds), wherever the foregoing may be located (referred to herein collectively as "Inventory").

     (c) Insurance Policies. All rights in and to all pertinent present and future fire and/or hazard insurance policies (including, but not limited to, insurance proceeds) covering the Property, any improvements thereon (the
"Improvements") or the property described in (a) and (b) above.

     (d) Awards. All awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value of the
Property, the Improvements or the property described in (a) above in any eminent domain proceeding and all payments made in respect of a conveyance made in lieu of any such taking.

     (e)  Lease Rights and Security Deposits.  All of the
Debtor's rights and
interests in and to all present and future leases of the Property and
Improvements or any part thereof and/or all rental income and/or security deposits, whether payable pursuant to any present or future lease or otherwise growing out of any occupancy or use of the Property and the Improvements.

     (f)  Accounts Receivable and General Intangibles Relating to
Debtor.  (i)
All obligations and indebtedness of every kind at any time owing to the Debtor from whatever source arising, and including (without limitation) all accounts, accounts receivable, tax refunds, refunds, payments or proceeds under any insurance policies, instruments, contract rights, chattel paper, general intangibles and documents, whether secured or unsecured, now existing or hereafter created; (ii) any and all sums and property recovered by the Debtor or any trustee, receiver or fiduciary acting on the Debtor's behalf as a result of or arising from a fraudulent or preferential transfer or payment (as determined under present or future federal or state law or regulations relating to bankruptcy, insolvency or other relief or debtors) made by the Debtor or on the Debtor's behalf; (iii) all of the Debtor's rights as an unpaid seller, including stoppage in transit, replevin, detinue and reclamation;
(iv) all
customer lists and other documents containing names, addresses and other information regarding the Debtor's customers, subscribers and those to whom the
Debtor provides any services, and all supplier lists of the Debtor; (v) all books, records, files, computer tapes, programs, software, discs and other material or documents relating to the recording, billing or analyzing of any of the above; (vi) all now or hereafter existing balances, credits, deposits
(general or special, time or demand, provisional or final), accounts and all other sums credited by, maintained with or due from the Debtor or any of the
Debtor's affiliates to the Debtor or subject to withdrawal by the Debtor, together with all goods, inventory, and merchandise returned by or reclaimed by or repossessed from customers wherever such goods, inventory, and merchandise are located, and all proceeds thereto; and (vii) all products and proceeds of any of the foregoing in any form, including cash, insurance proceeds, negotiable instruments and other evidences of indebtedness, chattel paper, security agreements and other documents (all of the foregoing being herein referred to as "Receivables").

     All trade names, symbols, logos, copyrights, patents, patent applications, federal trademark registrations, any trademark applications now or hereafter filed with respect thereto and any federal trademark registrations issued or issuing with respect thereto, and all goodwill associated with the trademarks and patents.
     All goodwill and all other general intangibles of every kind and description now or hereafter owned by the Debtor.

     (g) Motor Vehicles. All motor vehicles and trailers now or hereafter owned by the Debtor.

     (h) Proceeds. All proceeds or sums payable in lieu of or as compensation for the loss or damage to any property described in (a) through
(g) above.

     (i) Additions, Accessions, Substitutes. Any and all additions, attachments, accessories and accessions thereto, any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds thereof.

     All of the foregoing personal property is hereinafter individually and collectively referred to as the "Collateral".

     The foregoing security interest is given to secure the payment when due of the principal of, premium, if any, and interest on the Notes and the payment and performance of any and all of the other Obligations.

3.   REPRESENTATIONS, WARRANTIES, AND COVENANTS OF DEBTOR.

     The Debtor hereby represents, warrants and covenants as of the date hereof and as of the date of execution of each Collateral Schedule hereto that:

     (a) Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the first paragraph of this
Agreement, has its chief executive offices at the location set forth in such paragraph, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

     (b) Debtor has adequate power and capacity to enter into, and to perform its obligations, under this Agreement, the Omnibus Agreement and each of the other Loan Documents to which the Debtor is a party;

     (c) This Agreement and the other Loan Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable under all applicable laws in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

     (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by, Debtor of any of the Loan Documents, except such as may have already been obtained;

     (e) The entry into, and performance by, Debtor of the Loan Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of the
Agent) pursuant to, any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

     (f) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Loan Documents, except those disclosed in Schedules to the Omnibus Agreement;

     (g) All financial statements delivered to the Lenders in connection with the Omnibus Agreement have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change;

     (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

     (i) The Collateral constituting Tangible Personal Property and Inventory is, and will remain, in good condition and repair and Debtor will not be negligent in the care and use thereof;

     (j) Debtor is, and will remain, the sole and lawful owner, and in possession of the Collateral (except for Inventory in transit to dealers for sale and except for Inventory sold in the ordinary course of business), and has the sole right and lawful authority to grant the security interest described in this Agreement; and

     (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of every kind, nature and description, except for (i) liens in favor of the Agent, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the reasonable judgment of the Agent, any risk of the sale, forfeiture or loss of any of the
Collateral, and (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such permitted liens being hereinafter referred to as "Permitted Liens").

4.   COLLATERAL.

     (a) Until the declaration of any default hereunder, Debtor shall remain in possession of the Collateral; provided, however, that the Agent shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral which because of its nature may require that the Agent's security interest therein be perfected by possession. The Lenders, their respective successors and assigns, and their respective agents, shall have the right to examine and inspect any of the
Collateral at any time during normal business hours. Upon any request from the
Agent, Debtor shall provide the Agent with notice of the then current locations of the Collateral, specifically including the names and addresses of dealers to whom Inventory is sent from time to time.

     (b) Debtor shall (i) use the Collateral only in its trade or business,
(ii) maintain all of the Collateral in good condition and working order, (iii) use and maintain the Collateral only in compliance with all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

     (c) Debtor shall not, without the prior written consent of the Agent, (i) part with possession of any of the Collateral (except to dealers for sale of
Inventory, to the Agent, or for maintenance and repair), (ii) remove any of the
Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber
(except for Permitted Liens) any of the Collateral. Notwithstanding the foregoing, the Debtor may ship Inventory to dealers outside the continental
United States for sale, provided payment is made in full prior to shipment or is secured by an irrevocable letter of credit from a domestic bank.

     (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the
Collateral, on the use thereof, or on this Agreement or any of the other Loan
Documents. At its option, the Lenders may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral or to effect compliance with the terms of this Agreement or any of the other
Loan Documents. Debtor shall reimburse the Lenders, on demand, for any and all costs and expenses incurred by the Agent in connection therewith and agrees that such reimbursement obligation shall be secured hereby.

     (e) Debtor shall, at all times, keep accurate and complete records of the
Collateral, and the Agent, its successors and assigns, and their respective agents, shall have the right to examine, inspect, and make extracts from all of
Debtor's books and records relating to the Collateral at any time during normal business hours. Such reports shall be in such detail, form and scope as the
Agent shall require. The Agent and the Agent's agents and representatives may at all times have access to, examine and inspect the Inventory, the Tangible
Personal Property, and all records pertaining thereto. The Debtor now keeps and shall continue to keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, the Debtor's cost therefor and the selling price thereof, the daily withdrawals therefrom and the additions thereto. Any equipment and molding designated by the Agent shall be tagged so as to disclose the security interest of the Agent in such personalty.

     (f) If agreed by the parties, the Lenders may, but shall in no event be obligated to, accept substitutions and exchanges of property for property, and additions to the property, constituting all or any part of the Collateral. Any property which may be substituted, exchanged or added as aforesaid shall constitute a portion of the Collateral and shall be subject to the security interest granted herein. Additions to, reductions or exchanges of, or substitutions for, the Collateral, payments on account of any obligation or liability secured hereby, increases in the obligations and liabilities secured hereby, or the creation of additional obligations and liabilities secured hereby, may from time to time be made or occur without affecting the provisions of this Agreement or the provisions of any obligation or liability which this
Agreement secures.

     (g) Any third person at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent of, and as pledge holder for, the Agent. At any time and from time to time, the Agent may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, the Agent.

5.   INSURANCE.

     The Collateral shall at all times be held at Debtor's risk, and Debtor shall keep it insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and where requested by the Agent against other risks as required thereby, for the full replacement value thereof, with companies, in amounts and under policies acceptable to Agent. Debtor shall, if the Agent so requires, deliver to the Agent policies of certificates of insurance evidencing such coverage. Each policy shall name the Agent as loss payee thereunder, shall provide for coverage to the Agent regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide for thirty (30) days written notice to the Agent of the cancellation or material modification thereof (unless such insurance coverage is not obtainable). Debtor hereby appoints the Agent as its attorney in fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of any such insurance policies.
Proceeds of insurance shall be applied, at the option of the Required Lenders, to repair or replace the Collateral or to reduce any of the Obligations.

6.   REPORTS.

     (a)  Debtor shall promptly notify the Agent in the event of
(i) any change
in the name of Debtor, (ii) any relocation of its chief executive offices,
(iii) any relocation of any of the Collateral, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance attaching or being made against any of the
Collateral other than Permitted Liens.

     (b) Debtor agrees to furnish its annual financial statements and such interim statements as the Lenders may require in form satisfactory to the
Lenders and as required in the Omnibus Agreement. Any and all financial statements submitted and to be submitted to the Lenders have and will have been prepared on a basis of generally accepted accounting principles, and are and will be complete and correct and fairly present Debtor's financial condition as at the date thereof. The Lenders may at any reasonable time examine the books and records of Debtor and make copies thereof.

7.   FURTHER ASSURANCES.

     (a) Debtor shall, upon request of the Agent, furnish to the Agent such further information, execute and deliver to the Agent such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and do such other acts and things, as the Agent may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by the Agent to continue in the Agent a perfected first security interest in the Collateral, and shall obtain and furnish to the Agent any subordinations, releases, landlord, lessor, or mortgagee waivers, and similar documents as may be from time to time requested by, and which are in form and substance satisfactory to, the Agent.

     The Debtor shall provide to the Lenders, a schedule of all Receivables,
Tangible Personal Property, and Inventory to the extent required by the Omnibus
Agreement. The Debtor shall also notify the Agent of any patent and trademark applications filed each fiscal quarter and take such measures as the Agent may require to confirm the assignment and to perfect the security interests granted hereby.

     If any Inventory is in the possession or control of any of the Debtor's agents or processors, the Debtor shall notify them of the Agent's security interest therein, and upon the Agent's request, instruct them to hold all such
Inventory for the Agent's account and subject them to the Agent's instructions.

     If at any time the Agent determines that the Agent's security interest in any boat constituting a portion of Inventory is required to be perfected by the filing of a marine vessel mortgage, the Debtor agrees to execute such a vessel mortgage (in form and substance satisfactory to the Agent) and cause such mortgage to be filed in appropriate governmental offices so as to perfect the
Agent's security interests in such vessel.

     (b) Debtor hereby grants to the Agent the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain such certificate showing the lien hereof with respect to the Collateral and promptly deliver same to the Agent.

     (c) Debtor shall indemnify and defend the Agent and the Lenders, and their respective successors and assigns, and their respective directors, officers and employees, from and against any and all claims, actions and suits
(including, without limitation, related attorneys' fees) of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any of the Collateral.

     (d) The Agent shall have no duty or care with respect to the Collateral, except that the Agent shall exercise reasonable care with respect to Collateral in its custody, but shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which it accords its own property, or if it takes such action with respect to the Collateral as the
Debtor shall request in writing. No failure to comply with any such request nor any omission to do any such act requested by the Debtor shall be deemed a failure to exercise reasonable care, nor shall the Agent's failure to take steps to preserve rights against any parties or property be deemed a failure to have exercised reasonable care with respect to Collateral in its custody.

8.   EVENTS OF DEFAULT.

     Debtor shall be in default under this Agreement and each of the other Loan
Documents upon the occurrence of any of the following "Event(s) of Default":

     (a) Either the Borrower or the Debtor fails to pay any installment or other amount due or coming due under any of the Loan Documents to which it is a party within ten (10) days after its due date;

     (b) Any attempt by Debtor, without the prior written consent of the
Required Lenders, to sell, rent, lease, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens and except as elsewhere permitted herein) any of the Collateral;

     (c) Debtor fails to procure, or maintain in effect at all times, any of the insurance on the Collateral in accordance with Section 5 of this Agreement;

     (d) Debtor or the Borrower breaches any of its other obligations under any of the Loan Documents and fails to cure the same within thirty (30) days after written notice thereof from the Agent or any Lender;

     (e) Any warranty, representation or statement made by Debtor or the
Borrower in any of the Loan Documents or otherwise in connection with any of the Obligations shall be false or misleading in any material respect;

     (f) Any of the Collateral being subjected to, or being threatened with, attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise;

     (g) The occurrence of an "Event of Default" under the Omnibus Agreement or any other Loan Document; or any default by Debtor or the Borrower under any other agreement between Debtor or the Borrower and any Lender after the passage of any applicable cure period set out in such agreement;

     (h) Any dissolution, termination of existence, merger, consolidation, change in controlling ownership, insolvency, or business failure of Debtor, the
Borrower or any guarantor or other obligor for any of the Obligations
(collectively "Guarantor"), except as permitted in the Omnibus
Agreement, or if
Debtor or any Guarantor is a natural person, any death or incompetency of
Debtor or such Guarantor;

     (i) The appointment of a receiver for all or any part of the property of
Debtor, the Borrower or any Guarantor, or any assignment for the benefit of creditors by Debtor, the Borrower or any Guarantor; or

     (j) The filing of a petition by Debtor, the Borrower or any Guarantor under any bankruptcy, insolvency or similar law, or the filing of any such petition against Debtor, the Borrower or any Guarantor if the same is not dismissed within thirty (30) days of such filing.

9.   REMEDIES ON DEFAULT.

     (a) Upon the occurrence of an Event of Default under this Agreement, the
Required Lenders, at their option, may declare any or all of the Obligations, including without limitation the Notes, to be immediately due and payable, without demand or notice to Debtor, the Borrower, or any Guarantor. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

     (b) Upon such declaration of default, the Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, the Agent shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Agent, (ii) with or without legal process, enter any premises where the
Collateral may be and take possession and/or remove said Collateral from said premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default, and/or (v) use, without charge or liability to the Agent, any of the Debtor's labels, trade names, trademarks, patents, patent applications, licenses, certificates of authority, advertising materials, or any of the Debtor's other properties or interests in properties of similar nature in advertising for sale, selling or otherwise realizing upon any of the Collateral. If requested by the Agent, Debtor shall promptly assemble the Collateral and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties. The
Agent may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice which the Agent is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the
Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

     (c) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees;
second, to discharge the Obligations; and lastly, to Debtor, if there exists any surplus. Debtor and the Borrower (as the case may be) shall remain fully liable for any deficiency.

     (d) In the event this Agreement, any Note or any other Loan Documents to which the Debtor is a party are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision thereof, Debtor agrees to pay all reasonable attorneys' fees incurred by the Agent or any Lender at such attorneys' standard hourly rates for time in fact incurred (without regard to any statutory presumption), and further agrees that payment of such fees is secured hereunder. Debtor and the Agent agree that such fees to the extent not in excess of fifteen percent (15%) of subject amount owing after default (if permitted by law, or such lesser sum as may otherwise be permitted by law) shall be deemed reasonable.

     (e) The Agent's rights and remedies hereunder or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Agent to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The
Agent shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by the Required Lenders. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     (f) Any controversy or claim arising out of or relating to this Master
Security Agreement shall be determined by arbitration in accordance with the
Commercial Arbitration Rules of the American Arbitration Association. The number of arbitrators shall be three. One arbitrator shall be appointed by each of the parties and the third arbitrator, who shall serve as chairman of the tribunal, shall be appointed by the American Arbitration Association. The place of arbitration shall be Charlotte, North Carolina. Any arbitral award arising form any arbitration pursuant to this paragraph shall be final and binding upon all parties hereto. Notwithstanding the foregoing or any similar provision contained in any other Loan Document, neither the commencement or pendency of, or demand by any party for, any arbitration proceedings to determine any controversy or claim arising out of or relating to this Agreement or any other Loan Document shall preclude the Lenders or the Agent, if an Event of Default shall have occurred, from causing the maturity of the Obligations or the Notes to be accelerated or enforcing any rights or remedies (including, without limitation, foreclosure, sale, liquidation or other rights or remedies) with respect to any Collateral, all of which rights and remedies (including, without limitation, the right to cause the maturity of the Obligations or the
Notes to be accelerated) may be exercised if an Event of Default shall have occurred, notwithstanding the commencement or pendency of or demand for any such proceedings.

10.  INVENTORY AND RECEIVABLES COVENANTS.

     The following are covenants applicable to Inventory and Receivables generally:

     (a) The Agent's security interest in the Inventory will continue through all stages of manufacture and will, without further act, attach to raw materials, to goods in process, to finished goods, to all products of the foregoing, to the Receivables (as defined in the Agreement) and all other proceeds resulting from the sale or other disposition thereof and to all such
Inventory that may be rejected, returned, reclaimed, repossessed or stopped in transit.

     (b) Inventory shall be kept only at the address identified on the first page of this Security Agreement, and shall not be removed therefrom except for purposes of sale and promotion in the regular course of the Debtor's business.

     (c) No Inventory has been or shall be consigned without the Required
Lenders' prior written consent; no Inventory is or shall ever be stored with a bailee, warehouseman or similar party without the Required Lenders' prior written consent, and in such event the Debtor will, concurrently with delivery to such party, cause any such party to issue and deliver to the Agent, in form acceptable to the Required Lenders, warehouse receipts in the Agent's name evidencing the storage of such Inventory.

     (d) Until the occurrence of an Event of Default, the Debtor may, subject to the provisions of this Agreement, sell finished Inventory, but only in the ordinary course of the Debtor's business; however, in no event shall the Debtor make any sale of Inventory which would cause a breach of the Debtor's warranties, representations and covenants under this Agreement.
A sale of
Inventory in the ordinary course of the Debtor's business does not include a transfer in partial or total satisfaction of a debt owing by the Debtor. The
Debtor agrees to report the receipt or creation of all sales or other dispositions of Inventory to the Agent. The Debtor hereby agrees to execute and deliver to the Agent, in form satisfactory to the Agent, a formal assignment or schedule of accounts receivable or other proceeds resulting from the sale or other disposition of Inventory but in the absence of such assignment or schedule this Agreement shall constitute such assignment or schedule and the grant of a security interest therein.

     (e) The Agent shall not, under any circumstances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Receivables or any instrument received in payment thereof or for any damage resulting therefrom. The Agent shall not be liable for or prejudiced by any loss, depreciation or other damage to Receivables or other
Collateral unless caused by the Agent's willful and malicious act, and the
Agent shall have no duty to take any action to preserve or collect any
Receivable or other Collateral.

     (f) The Agent may notify customers at any time that Receivables have been assigned to the Agent and collect them directly in the Agent's own name but, unless and until the Agent does so or gives the Debtor other instructions, the
Debtor shall, at its cost and expense, collect and otherwise hold for the Agent as trustee of an express trust for the Agent's benefit all amounts of unpaid
Receivables, and, if so requested by the Agent, shall not commingle such collections with the Debtor's own funds or use the same for any purpose.

     (g) As to any Receivable forming part of the Collateral, unless the
Required Lenders otherwise consent in writing: (i) all Receivables are and will be bona fide existing obligations of the customer named therein, for a fixed sum as set forth in the invoice relating thereto, created by the sale and actual delivery of goods or other property or the rendition of services or the furnishing of other good and sufficient consideration to the customer in the regular course of business; (ii) all unpaid balances appearing on the Debtor's books and records and any invoice or statement delivered or to be delivered to the Agent relating to any Receivable are and shall be true and correct in all respects; (iii) all shipping or delivery receipts and other documents furnished or to be furnished to the Agent in connection therewith are all and will be genuine, complete, correct, valid and enforceable in accordance with the
Debtor's terms; and (vi) no Receivable has arisen or shall arise out of a contract or purchase order containing provisions prohibiting assignment thereof or the creation of a security interest therein and the Debtor has not received and shall not accept any note, or other instrument with respect to any
Receivable or in payment thereof which is not assigned and delivered to the
Agent immediately.

     (h) To facilitate the maintenance of the Agent's records, the Debtor shall: (i) hold in trust for the Agent's benefit all items constituting proof of shipment or delivery of all goods sold and services rendered together with copies of all of the Debtor's invoices to customers; and (ii) furnish the Agent promptly with copies of such information as the Agent may reasonable require.
The Debtor's billing of customers on such invoices or otherwise shall be conclusive evidence of the assignment to the Agent of the Receivables represented thereby, whether or not the Debtor executes any other document.
The items to be provided under this paragraph are to be in form satisfactory to the Agent and are executed and delivered to the Agent from time to time solely for the Agent's convenience in maintaining records of the Collateral; the
Debtor's failure to give any of such items to the Agent shall not affect, terminate, modify or otherwise limit the Agent's lien or security interest in the Collateral.

11.  MISCELLANEOUS.

     (a) This Agreement, the Notes and/or any of the other Loan Documents may be assigned, in whole or in part, by the Lenders without notice to Debtor, and
Debtor hereby waives any defense, counterclaim or cross-complaint by Debtor against any assignee, agreeing that the Lenders shall be solely responsible therefor.

     (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth hereinabove (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given when given in the manner prescribed by the Deed of Trust.

     (c) The Agent may correct patent errors herein and fill in all blanks herein or in any Collateral Schedule consistent with the agreement of the parties.

     (d) Time is of the essence hereof. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of the Agent, its successors and assigns.

     (e) This Agreement and the other Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior understandings (whether written, verbal or implied) with respect thereto. This Agreement shall not be changed or terminated orally or by course of conduct, but only by a writing signed by both parties hereto.
Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation hereof.

     (f) In the event of any inconsistency between this Agreement and the
Omnibus Agreement, the Omnibus Agreement shall be controlling.

     (g) This Agreement shall continue in full force and effect until all of the Obligations have been indefeasibly paid in full to the Lenders. This
Agreement shall automatically be reinstated in the event that any Lender is ever required to return or restore the payment of all or any portion of the
Obligations (all as though such payment had never been made).









                     [Signatures follow on separate pages]
     IN WITNESS WHEREOF, Debtor and the Agent, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

                              THE DEBTOR:

ATTEST:                                           FOUNTAIN
POWERBOAT
                                                  INDUSTRIES,
INC.


                                         By:
                Secretary              Name: Reginald M.
Fountain, Jr.
                                      Title: President
     [CORPORATE SEAL]

             [This is a signature page to the Security Agreement,
                       signed by the party named above]















                     [This page intentionally left blank]
                  [Signatures continued from preceding page]


                              THE AGENT:

                                                       GENERAL
ELECTRIC CAPITAL

CORPORATION, as Agent



                                   By:
                                 Name:
                                Title:

             [This is a signature page to the Security Agreement,
                       signed by the party named above]

                                   EXHIBIT A

                               Legal Description

3
R#262023.5
[Execution Copy]
                 COLLATERAL ASSIGNMENT OF SECURITY INTEREST IN
                 PATENTS, TRADEMARKS AND RELATED APPLICATIONS


     THIS COLLATERAL ASSIGNMENT OF SECURITY INTEREST IN PATENTS,
TRADEMARKS AND
RELATED APPLICATIONS (this "Assignment") is made this 2nd day of September,
1998, by and

from :    FOUNTAIN POWERBOATS, INC., a North Carolina corporation
(the
     "Assignor"),

to: GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, acting in its capacity as agent (in such capacity, the "Agent") for the ratable benefit of the lenders from time to time party to that certain Omnibus Agreement, dated September 2, 1998 (as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time, the "Omnibus
     Agreement"), by and among the Assignor, Fountain Powerboat Industries, Inc., a Nevada corporation, Fountain Power,
Inc., a North
     Carolina corporation, General Electric Capital Corporation, a New
     York corporation acting in its individual corporate capacity,
     Transamerica Business Credit Corporation, a Delaware corporation, and the Agent.

     WHEREAS, the Omnibus Agreement requires Assignor to submit to Agent, on a quarterly basis, a document confirming the Security Interest of Agent, FOR THE
RATABLE BENEFIT OF THE LENDERS, in all patents and trademarks with respect to which Assignor has filed an application or an assignment subsequent to the date of the last such document so submitted to the Agent; and

     WHEREAS, Assignor has filed federal trademark registration applications and/or received trademark applications or registrations by assignment with respect to the trademarks listed on Schedule A (collectively, the "Trademarks"); and

     WHEREAS, the parties hereto desire to confirm and perfect the security interest (the "Security Interest") granted to Agent for the ratable benefit of the Lenders in the Trademarks and all patents and other trademarks of the
Assignor, in accordance with the Omnibus Agreement;

     NOW, THEREFORE, subject to the terms, conditions and limitations set forth in the Omnibus Agreement, and in consideration of the mutual covenants, warranties and promises set forth in the Omnibus Agreement, and other good and valuable consideration, the full receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants and conveys unto Agent, for the ratable benefit of the Lenders, a first lien Security Interest in and to:
(i) all
trademarks, service marks, copyrights, patents and other intellectual property now owned or hereafter acquired by the Assignor, including, without limitation, the Trademarks (collectively, the "Intellectual Property"); (ii) any federal, state or foreign applications filed with respect to the Intellectual Property;
(iii) any federal, state or foreign registrations issued or issuing with respect to the Intellectual Property; (iv) all proceeds of the Intellectual
Property, including, but not limited to, any and all royalties and any claims and demands arising out of any infringement of the Intellectual Property, including the right to settle disputes concerning such claims and demands; and
(v) all goodwill associated with the Intellectual Property, such grant being hereby effected for the purposes and subject to the terms, conditions and limitations set forth in the Omnibus Agreement.

     Assignor hereby appoints the Agent, with full power of substitution, to file and record this Collateral Assignment of Security Interest in Patents,
Trademarks and Related Applications, to transact all business in the United
States Patent and Trademark Office in connection therewith, to receive any confirmatory documents relating thereto, and to take any and all action before the Patent and Trademark Office to give effect to this Collateral Assignment of
Security Interest in Patents, Trademarks and Related Applications and to the
Omnibus Agreement referred to herein, all for the ratable benefit of the
Lenders.









                    [Signature follows on a separate page]


     IN WITNESS WHEREOF, Assignor has duly executed this Collateral Assignment of Security Interest in Patents, Trademarks and Related
Applications as of the
day and year first above written.

ATTEST:                       FOUNTAIN POWERBOATS, INC., a
                              North Carolina corporation



                                        By:
                     Secretary        Name: Reginald M. Fountain
                                     Title: President

     [CORPORATE SEAL]



NORTH CAROLINA

_______________ COUNTY

     I, _______________________________, a Notary Public of
___________ County,
North Carolina, do hereby certify that
______________________________
personally came before me this day and acknowledged that [s]he is the _________
Secretary of Fountain Powerboats, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____ President, sealed with its corporate seal and attested by himself/herself as its _________ Secretary.

     WITNESS my hand and notarial seal, this _____ day of August, 1998.

                              __________________________
                                   Notary Public
[NOTARY SEAL]


My commission expires:

______________________
                                  SCHEDULE A


                              Assigned Trademarks


              Registration No.                Mark

                  1,604,523                   FOUNTAIN
                  1,606,329                   Miscellaneous
Design

1
R#262076.3
[Execution Copy]
                                 ASSIGNMENT OF
                 COLLATERAL ASSIGNMENT OF SECURITY INTEREST IN
                 PATENTS, TRADEMARKS AND RELATED APPLICATIONS


     THIS ASSIGNMENT (this "Assignment") is made this 2nd day of September,
1998, by and

from :    GENERAL ELECTRIC CAPITAL CORPORATION, a New York
corporation, acting
     in its individual corporate capacity (in such capacity, "GECC")

to: GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, acting in its capacity as agent (in such capacity, the "Agent") for the ratable benefit of the lenders from time to time party to that certain Omnibus Agreement, dated September 2, 1998 (as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time, the "Omnibus
     Agreement"), by and among Fountain Powerboats, Inc., a North
Carolina
     corporation ("Fountain"), Fountain Powerboat Industries,
Inc., a
     Nevada corporation, Fountain Power, Inc., a North Carolina corporation, Transamerica Business Credit Corporation, a
Delaware
     corporation, GECC and the Agent.

     WHEREAS, Fountain has heretofore executed and delivered to GECC a
Collateral Assignment of Security Interest in Patents, Trademarks and Related
Applications, dated December 31, 1996 which has been filed with the United
States Patent and Trademark Office at Reel 1541, Page 374 (the
"Collateral
Assignment"); and

     WHEREAS, pursuant to the Omnibus Agreement, GECC has agreed to assign to the Agent all of its right, title and interest in and to the Collateral
Assignment and in and to the Security Interest (as such term is defined in the
Collateral Assignment), to be held by the Agent, for the ratable benefit of the
Lenders, as security for the Obligations (as such term is defined, and used herein as so defined, in the Omnibus Agreement) from time to time owing to the lenders from time to time party to the Omnibus Agreement (the "Lenders"); and

     WHEREAS, Fountain has agreed that all of the assignee's right, title and interest in and to the Collateral Assignment and the Security Interest shall be so held by the Agent, for the ratable benefit of the Lenders, as security for the Obligations, and Fountain joins in this Assignment to confirm such agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GECC hereby assigns, transfers and conveys to the Agent all of
GECC's right, title and interest in, to and under the Collateral Assignment and the Security Interest, which the Agent shall and hereby agrees to hold for the ratable benefit of the Lenders as security for the Obligations.

     Fountain hereby agrees that the Collateral Assignment and the Security
Interest shall secure any and all of the Obligations from time to time owing to the Lenders. To confirm the same, Fountain hereby further agrees that, subject to the terms, conditions and limitations set forth in the Omnibus Agreement and the other Loan Documents (as defined in the Omnibus Agreement), and in consideration of the mutual covenants, warranties and promises set forth in the
Omnibus Agreement, and other good and valuable consideration, the full receipt and sufficiency of which are hereby acknowledged, Fountain hereby grants and conveys unto Agent, for the ratable benefit of the Lenders, a first lien security interest in and to the trademarks identified in the Collateral
Assignment (the "Trademarks"), any trademark applications filed with respect thereto and any federal trademark registrations issued or issuing with respect thereto, and all goodwill associated with the Trademarks, such grant being hereby effected for the purposes and subject to the terms, conditions and limitations set forth in the Omnibus Agreement.

     GECC and Fountain hereby appoint General Electric Capital Corporation, in its capacity as Agent, for the ratable benefit of the Lenders, with full power of substitution, to file and record this Assignment, to transact all business in the United States Patent and Trademark Office in connection with this
Assignment and the Collateral Assignment, to receive any confirmatory documents relating thereto, and to take any and all action before the Patent and
Trademark Office to give effect to this Assignment, to the Collateral
Assignment and to the Omnibus Agreement.





                     [Signatures follow on separate pages]


     IN WITNESS WHEREOF, the parties have duly executed this Assignment as of the day of and year first above written.


                              GECC AND THE AGENT:

ATTEST:                       GENERAL ELECTRIC CAPITAL
CORPORATION,
                              a New York corporation,
individually and as Agent



                                            By:
                       Secretary          Name:
                                         Title:

     [CORPORATE SEAL]



STATE OF ______________

_______________ COUNTY

     I, _______________________________, a Notary Public of
___________ County,
State of ____________________, do hereby certify that ______________________________ personally came before me this day
and
acknowledged that [s]he is the _________ Secretary of General
Electric Capital
Corporation, a New York corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____ President, sealed with its corporate seal and attested by himself/herself as its _________ Secretary.

          WITNESS my hand and notarial seal, this _____ day of August, 1998.

                              __________________________
                                   Notary Public
[NOTARY SEAL]


My commission expires:

______________________

     [This is a signature page to the Assignment of Collateral
Assignment
     of Security Interest in Patents, Trademarks and Related
Applications,
                      signed by the parties named above]
                  [Signatures continued from preceding page]


                              FOUNTAIN:

ATTEST:                       FOUNTAIN POWERBOATS, INC., a
                              North Carolina corporation



                                            By:
                       Secretary          Name: Reginald M.
Fountain, Jr.
                                         Title: President

     [CORPORATE SEAL]



NORTH CAROLINA

_______________ COUNTY

     I, _______________________________, a Notary Public of
___________ County,
North Carolina, do hereby certify that
______________________________
personally came before me this day and acknowledged that [s]he is the _________
Secretary of Fountain Powerboats, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____ President, sealed with its corporate seal and attested by himself/herself as its _________ Secretary.

          WITNESS my hand and notarial seal, this _____ day of August, 1998.

                              __________________________
                                   Notary Public
[NOTARY SEAL]


My commission expires:

______________________

     [This is a signature page to the Assignment of Collateral
Assignment
     of Security Interest in Patents, Trademarks and Related
Applications,
                      signed by the parties named above]

3
R#266433.2
[Execution Copy]
                 COLLATERAL ASSIGNMENT OF SECURITY INTEREST IN
                 PATENTS, TRADEMARKS AND RELATED APPLICATIONS


     THIS COLLATERAL ASSIGNMENT OF SECURITY INTEREST IN PATENTS,
TRADEMARKS AND
RELATED APPLICATIONS (this "Assignment") is made this 2nd day of September,
1998, by and

from :    FOUNTAIN POWERBOAT INDUSTRIES, INC., a Nevada
corporation (the
     "Assignor"),

to: GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, acting in its capacity as agent (in such capacity, the "Agent") for the ratable benefit of the lenders from time to time party to that certain Omnibus Agreement, dated September 2, 1998 (as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time, the "Omnibus
     Agreement"), by and among the Assignor, Fountain Powerboats, Inc., a
     North Carolina corporation, Fountain Power, Inc., a North
Carolina
     corporation, General Electric Capital Corporation, a New
York
     corporation acting in its individual corporate capacity, Transamerica
     Business Credit Corporation, a Delaware corporation, and the Agent.

     WHEREAS, the Omnibus Agreement requires Assignor to submit to Agent, on a quarterly basis, a document confirming the Security Interest of Agent, FOR THE
RATABLE BENEFIT OF THE LENDERS, in all patents and trademarks with respect to which Assignor has filed an application or an assignment subsequent to the date of the last such document so submitted to the Agent; and

     WHEREAS, Assignor has filed federal trademark registration applications and/or received trademark applications or registrations by assignment with respect to the trademarks listed on Schedule A (collectively, the "Trademarks"); and

     WHEREAS, the parties hereto desire to confirm and perfect the security interest (the "Security Interest") granted to Agent for the ratable benefit of the Lenders in the Trademarks and all patents and other trademarks of the
Assignor, in accordance with the Omnibus Agreement;

     NOW, THEREFORE, subject to the terms, conditions and limitations set forth in the Omnibus Agreement, and in consideration of the mutual covenants, warranties and promises set forth in the Omnibus Agreement, and other good and valuable consideration, the full receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants and conveys unto Agent, for the ratable benefit of the Lenders, a first lien Security Interest in and to:
(i) all
trademarks, service marks, copyrights, patents and other intellectual property now owned or hereafter acquired by the Assignor, including, without limitation, the Trademarks (collectively, the "Intellectual Property"); (ii) any federal, state or foreign applications filed with respect to the Intellectual Property;
(iii) any federal, state or foreign registrations issued or issuing with respect to the Intellectual Property; (iv) all proceeds of the Intellectual
Property, including, but not limited to, any and all royalties and any claims and demands arising out of any infringement of the Intellectual Property, including the right to settle disputes concerning such claims and demands; and
(v) all goodwill associated with the Intellectual Property, such grant being hereby effected for the purposes and subject to the terms, conditions and limitations set forth in the Omnibus Agreement.

     Assignor hereby appoints the Agent, with full power of substitution, to file and record this Collateral Assignment of Security Interest in Patents,
Trademarks and Related Applications, to transact all business in the United
States Patent and Trademark Office in connection therewith, to receive any confirmatory documents relating thereto, and to take any and all action before the Patent and Trademark Office to give effect to this Collateral Assignment of
Security Interest in Patents, Trademarks and Related Applications and to the
Omnibus Agreement referred to herein, all for the ratable benefit of the
Lenders.









                    [Signature follows on a separate page]


     IN WITNESS WHEREOF, Assignor has duly executed this Collateral Assignment of Security Interest in Patents, Trademarks and Related
Applications as of the
day and year first above written.

ATTEST:                       FOUNTAIN POWERBOAT INDUSTRIES,
INC., a
                              Nevada corporation



                                         By:
                      Secretary        Name: Reginald M. Fountain
                                      Title: President

     [CORPORATE SEAL]



NORTH CAROLINA

_______________ COUNTY

     I, _______________________________, a Notary Public of
___________ County,
North Carolina, do hereby certify that
______________________________
personally came before me this day and acknowledged that [s]he is the _________
Secretary of Fountain Powerboat Industries, Inc., a Nevada corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____ President, sealed with its corporate seal and attested by himself/herself as its _________ Secretary.

     WITNESS my hand and notarial seal, this _____ day of August, 1998.

                              __________________________
                                   Notary Public
[NOTARY SEAL]


My commission expires:

______________________
                                  SCHEDULE A


                              Assigned Trademarks


                                     None



3
R#266436.2
[Execution Copy]
                 COLLATERAL ASSIGNMENT OF SECURITY INTEREST IN
                 PATENTS, TRADEMARKS AND RELATED APPLICATIONS


     THIS COLLATERAL ASSIGNMENT OF SECURITY INTEREST IN PATENTS,
TRADEMARKS AND
RELATED APPLICATIONS (this "Assignment") is made this 2nd day of September,
1998, by and

from :    FOUNTAIN POWER, INC., a North Carolina corporation (the
"Assignor"),

to: GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, acting in its capacity as agent (in such capacity, the "Agent") for the ratable benefit of the lenders from time to time party to that certain Omnibus Agreement, dated September 2, 1998 (as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time, the "Omnibus
     Agreement"), by and among the Assignor, Fountain Powerboats, Inc., a
     North Carolina corporation, Fountain Powerboat Industries,
Inc., a
     Nevada corporation, General Electric Capital Corporation, a
New York
     corporation acting in its individual corporate capacity, Transamerica
     Business Credit Corporation, a Delaware corporation, and the Agent.

     WHEREAS, the Omnibus Agreement requires Assignor to submit to Agent, on a quarterly basis, a document confirming the Security Interest of Agent, FOR THE
RATABLE BENEFIT OF THE LENDERS, in all patents and trademarks with respect to which Assignor has filed an application or an assignment subsequent to the date of the last such document so submitted to the Agent; and

     WHEREAS, Assignor has filed federal trademark registration applications and/or received trademark applications or registrations by assignment with respect to the trademarks listed on Schedule A (collectively, the "Trademarks"); and

     WHEREAS, the parties hereto desire to confirm and perfect the security interest (the "Security Interest") granted to Agent for the ratable benefit of the Lenders in the Trademarks and all patents and other trademarks of the
Assignor, in accordance with the Omnibus Agreement;

     NOW, THEREFORE, subject to the terms, conditions and limitations set forth in the Omnibus Agreement, and in consideration of the mutual covenants, warranties and promises set forth in the Omnibus Agreement, and other good and valuable consideration, the full receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants and conveys unto Agent, for the ratable benefit of the Lenders, a first lien Security Interest in and to:
(i) all
trademarks, service marks, copyrights, patents and other intellectual property now owned or hereafter acquired by the Assignor, including, without limitation, the Trademarks (collectively, the "Intellectual Property"); (ii) any federal, state or foreign applications filed with respect to the Intellectual Property;
(iii) any federal, state or foreign registrations issued or issuing with respect to the Intellectual Property; (iv) all proceeds of the Intellectual
Property, including, but not limited to, any and all royalties and any claims and demands arising out of any infringement of the Intellectual Property, including the right to settle disputes concerning such claims and demands; and
(v) all goodwill associated with the Intellectual Property, such grant being hereby effected for the purposes and subject to the terms, conditions and limitations set forth in the Omnibus Agreement.

     Assignor hereby appoints the Agent, with full power of substitution, to file and record this Collateral Assignment of Security Interest in Patents,
Trademarks and Related Applications, to transact all business in the United
States Patent and Trademark Office in connection therewith, to receive any confirmatory documents relating thereto, and to take any and all action before the Patent and Trademark Office to give effect to this Collateral Assignment of
Security Interest in Patents, Trademarks and Related Applications and to the
Omnibus Agreement referred to herein, all for the ratable benefit of the
Lenders.









                    [Signature follows on a separate page]


     IN WITNESS WHEREOF, Assignor has duly executed this Collateral Assignment of Security Interest in Patents, Trademarks and Related
Applications as of the
day and year first above written.

ATTEST:                       FOUNTAIN POWER, INC.,
                              a North Carolina corporation



                                    By:
               Secretary          Name: Reginald M. Fountain
                                 Title: President

     [CORPORATE SEAL]



NORTH CAROLINA

_______________ COUNTY

     I, _______________________________, a Notary Public of
___________ County,
North Carolina, do hereby certify that
______________________________
personally came before me this day and acknowledged that [s]he is the _________
Secretary of Fountain Power, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____ President, sealed with its corporate seal and attested by himself/herself as its _________ Secretary.

     WITNESS my hand and notarial seal, this _____ day of August, 1998.

                              __________________________
                                   Notary Public
[NOTARY SEAL]


My commission expires:

______________________
                                  SCHEDULE A


                              Assigned Trademarks


                                     None



5
R#263885.3
[Execution Copy]

               ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL

A.   For Value Received the undersigned hereby assign, transfer and set over to
     GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as
agent for the
     Lenders from time to time party to the Omnibus Agreement
referenced below
     To the attention of    Operations Manager
      Address   Suite 500, 4 North Park Drive, Hunt Valley,
Maryland 21030

     And its successors (herein called the "Assignee") Policy No.
12-839-890
     issued by

     THE NORTH WESTERN MUTUAL LIFE INSURANCE COMPANY
                             MILWAUKEE, WISCONSIN

     (herein called the "Insurer") and any supplementary
contracts issued in
     connection therewith (said policy and contracts being herein called the
     "Policy"), upon the life of
        Reginald M. Fountain, Jr.
     of       Beaufort County, North Carolina        and all
claims, options,
     privileges, rights, title and interest therein and thereunder (except as provided in Paragraph C hereof), subject to all the terms and conditions of the Policy and to all superior liens, if any, acceptance of this assignment agrees to the conditions and provisions herein set forth.
A. It is expressly agreed that, without detracting from the generality of the foregoing, the following specific rights are included in this assignment and pass by virtue hereof:
     1. The sole right to collect form the Insurer the net proceeds of the
          Policy when it becomes a claim by death or maturity;
     2. The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow;
     3. The sole right to obtain one or more loans or advances on the Policy, either from other persons, and to pledge or assign the Policy as security for such loans or advances;
     4. The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto;
provided, that
          unless and until the Assignee shall notify the Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this assignment; and
     5. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom.
A. It is expressly agreed that the following specific rights, so long as the
     Policy has not been surrendered, are reserved and excluded from this assignment and do not pass by virtue hereof:
     1. The right to collect from the Insurer any disability benefit payable in cash that does not reduce the amount of insurance;
     2.   The right to designate and change the beneficiary;
     3. The right to elect any optional mode of settlement permitted by the
          Policy or allowed by the Insurer; but the reservation of these rights shall in no way limit the right of the Assignee to surrender the
          Policy complete with all its incidents or impair any other right of the Assignee hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of the Assignee hereunder.
A. This assignment is made and the Policy is to be held as collateral security for any and all liabilities of the undersigned (either now existing or that may hereafter arise) to the Lenders and/or the Assignee that shall now or at any time hereafter be evidenced by any note or notes now or hereafter issued pursuant to, or that shall exist or shall hereafter arise under, that Omnibus
     Agreement, dated September 2, 1998 (as the same may be amended, supplemented, restated, extended, renewed, replaced or otherwise modified and in effect from time to time, the "Omnibus Agreement"), by and among the undersigned, Fountain
     Power Industries, Inc., Fountain Power, Inc., General
Electric Capital
     Corporation (in its individual corporate capacity), Transamerica Business
     Credit Corporation and the Assignee in its capacity as agent for the Lenders
     (all such liabilities under the Omnibus Agreement or any such note or notes and that are secured or to be secured hereby are referred to herein as the
     "Liabilities").
B. The Assignee covenants and agrees with the undersigned as follows:
     1. That any balance of sums received hereunder from the Insurer remaining after payment of the then existing
Liabilities, matured or
          unmatured, shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment not been executed;
     2. That the Assignee will not exercise either the right to surrender the
          Policy or (except for the purpose of paying premiums) the right to obtain policy loans from the Insurer, until there has been default in any of the Liabilities or a failure to pay any premium when due, nor until twenty days after the Assignee shall have mailed, by first-
          class mail, to the undersigned at the addresses last supplied in writing to the Assignee specifically, referring to this assignment, notice of intention to exercise such right; and
     3. That the Assignee will upon request forward without reasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.
A. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the
     Assignee, or the validity or the amount of the Liabilities or the existence of any default therein, or the giving of any notice under Paragraph E(2) above or otherwise, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be, requested by the
     Assignee.
B. Neither the Assignee or any Lender shall be under any obligation to pay any premium, or the principal of or interest on any loans or advances on the
     Policy whether or not obtained by the Assignee or the Lenders, or any other charges on the Policy, but any such amounts so paid by the Assignee or the
     Lenders from its or their own funds shall become a part of the Liabilities hereby secured, shall be due immediately, and shall draw interest at a rate fixed by the Lenders from time to time not exceeding 18% per annum.
C. The exercise of any right, opinion, privilege or power given herein to the
     Assignee shall be at the option of the Assignee, but (except as restricted by
     Paragraph E(2) above) the Assignee may exercise any such right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by the undersigned, or any of them.
D. All (but not less than all) of the Lenders, or the Assignee at the direction of all (but not less than all) of the Lenders, may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the
     Lenders shall determine, the proceeds of the Policy hereby assigned or any other amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting or regard to other security.
E. In the event of any conflict between the provisions of this assignment and provisions of the note or other evidence of any Liability, with respect to the
     Policy or rights of collateral security therein, the provisions of this assignment shall prevail.
F. Each of the undersigned declares that no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.

     Signed and Sealed this ______ day of August, 1998.

                                              FOUNTAIN
POWERBOATS,
                                              INC., Owner

                                              By:  (L.S.)
Witness                                       Reginald M.
Fountain, President

                                              Attest:



Secretary


                                                 [CORPORATE SEAL]
SEAL]

                                            Address:

                                            1653 Whichard's Beach
Road
                                            P.O. Drawer 457
                                            Washington, North
Carolina  27889

                           CORPORATE ACKNOWLEDGMENT

STATE OF NORTH CAROLINA
                                                       }ss:
COUNTY OF ___________________

On the ____ day of August, 1998, before me personally came
Reginald M.
Fountain, Jr., who being duly sworn, did depose and say that he resides in
Beaufort County, North Carolina, that he is the President of Fountain
Powerboats, Inc., the corporation described in and which executed the foregoing assignment; that he knows the seal of said corporation; that the seal affixed to said assignment is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.



                                                       Notary
Public

My commission expires: ____________________________




                                 ************

Assignment recorded and filed at the Home Office of The
Northwestern Mutual
Life Insurance Company (the "Company"). The Company assumes no responsibility as to the validity or effect of any assignment.

This _____ day of August, 1998.

                                                       THE
NORTHWESTERN MUTUAL
                              LIFE INSURANCE COMPANY



                                                       By:
                                                       Name:
                                                       Position: